  Institutional Class Prospectus

  January 30, 2004

[LOGO] Morgan Stanley

Morgan Stanley Institutional Fund Trust


             Equity Portfolios
             Equity Portfolio
             Mid Cap Growth Portfolio
             Strategic Small Value Portfolio
             U.S. Mid Cap Value Portfolio (formerly, "U.S. Mid Cap Core Portfolio")
             U.S. Small Cap Value Portfolio (formerly, "U.S. Small Cap Core Portfolio")
             Value Portfolio

             Fixed Income Portfolios
             Cash Reserves Portfolio
             Core Plus Fixed Income Portfolio
             Investment Grade Fixed Income Portfolio
             High Yield Portfolio
             Intermediate Duration Portfolio
             International Fixed Income Portfolio
             Limited Duration Portfolio
             Municipal Portfolio
             Targeted Duration Portfolio
             U.S. Core Fixed Income Portfolio

             Balanced Portfolios
             Balanced Portfolio
Shareholder Services:
1-800-548-7786
--------------------------------------------------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 26 different investment portfolios, 17 of which are described in this prospectus. Morgan Stanley Investment Management Inc. (the "Adviser") is the Fund's investment adviser. This prospectus offers Institutional Class
Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Institutional Class Prospectus

  January 30, 2004

Table of Contents

                                                                    Page

       Equity Portfolios
       -----------------------------------------------------------------
       Equity                                                          1
       -----------------------------------------------------------------
       Mid Cap Growth                                                  3
       -----------------------------------------------------------------
       Strategic Small Value                                           5
       -----------------------------------------------------------------
       U.S. Mid Cap Value (formerly, "U.S. Mid Cap Core")              7
       -----------------------------------------------------------------
       U.S. Small Cap Value (formerly, "U.S. Small Cap Core")          9
       -----------------------------------------------------------------
       Value                                                          11
       -----------------------------------------------------------------

       Fixed Income Portfolios
       -----------------------------------------------------------------
       Cash Reserves                                                  13
       -----------------------------------------------------------------
       Core Plus Fixed Income                                         15
       -----------------------------------------------------------------
       Investment Grade Fixed Income                                  17
       -----------------------------------------------------------------
       High Yield                                                     19
       -----------------------------------------------------------------
       Intermediate Duration                                          21
       -----------------------------------------------------------------
       International Fixed Income                                     23
       -----------------------------------------------------------------
       Limited Duration                                               25
       -----------------------------------------------------------------
       Municipal                                                      27
       -----------------------------------------------------------------
       Targeted Duration                                              29
       -----------------------------------------------------------------
       U.S. Core Fixed Income                                         31
       -----------------------------------------------------------------

       Balanced Portfolios
       -----------------------------------------------------------------
       Balanced                                                       33
       -----------------------------------------------------------------

       Fees and Expenses of the Portfolios                            35
       -----------------------------------------------------------------
       Investment Strategies and Related Risks                        37
       -----------------------------------------------------------------
       Purchasing Shares                                              41
       -----------------------------------------------------------------
       Redeeming Shares                                               42
       -----------------------------------------------------------------
       General Shareholder Information                                43
       -----------------------------------------------------------------
       Fund Management                                                45
       -----------------------------------------------------------------
       Financial Highlights                                           50
       -----------------------------------------------------------------

  Institutional Class Prospectus

  January 30, 2004

Equity Portfolio

Objective
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of small companies. The Portfolio may invest up to 25% of its total assets in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

Equity Portfolio
Commenced operations on November 14, 1984

1994   1995    1996    1997    1998    1999    2000     2001    2002     2003
-----  ------  ------  ------  ------  ------  ------  ------- -------  ------
0.50%  33.02%  20.59%  25.84%  19.67%  28.80%  -9.29%  -17.03% -26.31%  32.38%

High Quarter    12/31/98   21.34%
---------------------------------
Low Quarter      9/30/02  -17.84%


Average Annual Total Returns
(as of 12/31/03)

                                                                     Since
                                       Past       Past      Past Inception
                                   One Year Five Years Ten Years  11/14/84
      --------------------------------------------------------------------
      Equity Portfolio
      --------------------------------------------------------------------
      Return before Taxes            32.38%     -1.11%     8.67%    12.15%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions/1/              31.76%     -3.96%     4.44%     8.72%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions and Sale of
       Fund Shares/1/                21.00%     -2.00%     5.68%     9.19%
      --------------------------------------------------------------------
      S&P 500 Index (reflects no
       deduction for fees,
       expenses or taxes)/2/         28.68%     -0.57%    11.07%    13.33%
      --------------------------------------------------------------------
      Russell 1000 Value Index
       (reflects no deduction for
       fees, expenses or taxes)/3/   30.03%      3.56%    11.88%    13.79%
      --------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

  Institutional Class Prospectus

  January 30, 2004

Mid Cap Growth Portfolio

Objective
The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach
The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.

Process
The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. This policy may be changed without shareholder approval; however, you would be notified of any changes.

A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. However, the Adviser cannot guarantee continued access to IPOs.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.






                                [CHART]

Mid Cap Growth Portfolio
Commenced operations on March 30, 1990

 1994     1995    1996    1997    1998    1999    2000    2001    2002    2003
------  ------  ------  ------  ------  ------  ------  ------- -------  ------
-5.39%  36.25%  18.79%  33.13%  37.36%  68.18%  -7.34%  -29.61% -30.77%  42.47%

High Quarter  12/31/99   39.27%
-------------------------------
Low Quarter    9/30/01  -27.63%


Average Annual Total Returns
(as of 12/31/03)

                                                                     Since
                                       Past       Past      Past Inception
                                   One Year Five Years Ten Years   3/30/90
      --------------------------------------------------------------------
      Mid Cap Growth Portfolio
      --------------------------------------------------------------------
      Return before Taxes            42.47%      1.59%    11.72%    14.51%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions/1/              42.47%     -0.35%     8.31%    11.48%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions and Sale of
       Fund Shares/1/                27.60%      0.49%     8.46%    11.38%
      --------------------------------------------------------------------
      Russell Midcap Growth Index
       (reflects no deduction for
       fees, expenses or taxes)/2/   42.71%      2.01%     9.40%    11.17%
      --------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5, and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/2/The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Institutional Class Prospectus

  January 30, 2004

Strategic Small Value Portfolio

On October 23, 2003, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization by and between the Strategic Small Value Portfolio ("Strategic Small") and the U.S. Small Cap Value Portfolio ("U.S. Small Value"), pursuant to which substantially all of the assets of Strategic Small would be combined with those of U.S. Small Value and shareholders of the Strategic Small would become shareholders of U.S. Small Value receiving shares of U.S. Small Value equal to the value of their holdings in the Strategic Small (the "Reorganization"). Each shareholder of Strategic Small will receive the Class of shares of U.S. Small Value that corresponds to the Class of shares of Strategic Small currently held by that shareholder. The Reorganization is subject to the approval of shareholders of Strategic Small at a special meeting of shareholders to be held on or about February 24, 2004. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning U.S. Small Value will be distributed to shareholders of Strategic Small.

Objective
The Strategic Small Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of domestic companies with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued relative to the market place or similar companies. Sector weightings normally are kept within 10% of those of the Russell 2000 Value Index. For example, if the energy sector represents 15% of the Russell 2000 Value Index, then, as a general matter, the energy sector would represent between 5-25% of total Portfolio assets. There are currently more than a dozen sectors represented in the Russell 2000 Value Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuation relative to other investment opportunities or the market place and deteriorating fundamentals.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. This policy may be changed without shareholder approval; however, you would be notified of any changes. A company is considered to be a small cap company if it has total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of foreign issuers, including emerging markets.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Some market conditions may favor value stocks or stocks of small companies, while other conditions may favor growth stocks or stocks of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for information about these and other risks of investing in the Portfolio.

                             [CHART]

Strategic Small Value Portfolio
Commenced operations on June 30, 2000

 2001     2002    2003
------  -------  ------
6.43%   -10.98%   38.07%

High Quarter      6/30/03   18.98%
----------------------------------
Low Quarter       9/30/02  -17.45%


Average Annual Total Returns
(as of 12/31/03)

                                                                      Since
                                                             Past Inception
                                                         One Year   6/30/00
     ----------------------------------------------------------------------
     Strategic Small Value Portfolio
     ----------------------------------------------------------------------
     Return before Taxes                                   38.07%    12.19%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/                34.84%    10.93%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and Sale of
      Fund Shares/1/                                       25.00%     9.82%
     ----------------------------------------------------------------------
     Russell 2000 Value Index (reflects no deduction for
      fees, expenses or taxes)/2/                          46.03%    16.57%
     ----------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Institutional Class Prospectus

  January 30, 2004

U.S. Mid Cap Value Portfolio (formerly, "U.S. Mid Cap Core Portfolio")

Objective
The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of companies traded on a U.S. securities exchange with capitalizations within the range of companies included in the Russell Midcap Value Index. This policy may be changed without shareholder approval; however, you would be notified of any changes. As of December 31, 2003 these market capitalizations range between $695 million and $14 billion. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. This percentage limitation however, does not apply to securities of foreign companies that are listed in the United States on a national exchange.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

U.S. Mid Cap Value Portfolio
Commenced operations on December 30, 1994

 1995    1996    1997    1998    1999    2000    2001      2002    2003
------  ------  ------  ------  ------  ------  ------   -------  -------
32.71%  40.77%  39.59%  16.05%  19.82%  11.94%  -3.38%   -28.56%   41.91%

High Quarter    6/30/03    23.09%
---------------------------------
Low Quarter     9/30/01   -20.57%


Average Annual Total Returns
(as of 12/31/03)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years  12/30/94
      --------------------------------------------------------------------
      U.S. Mid Cap Value Portfolio
      --------------------------------------------------------------------
      Return before Taxes                      41.91%      5.61%    16.57%
      --------------------------------------------------------------------
      Return after Taxes on Distributions/1/   41.79%      3.41%    13.44%
      --------------------------------------------------------------------
      Return after Taxes on Distributions
       and Sale of Fund Shares/1/              27.24%      3.42%    12.70%
      --------------------------------------------------------------------
      S&P MidCap 400 Index (reflects no
       deduction for fees, expenses or
       taxes)/2/                               35.62%      9.22%    16.05%
      --------------------------------------------------------------------
      Russell Midcap Value Index (reflects
       no deduction for fees, expenses
       or taxes)/3/                            38.07%      8.73%    14.86%
      --------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

/3/The Russell Midcap Value Index measures the performance of those Russell
   Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Based on the Portfolio's asset composition, the Adviser believes the Russell Midcap Value Index is a more appropriate benchmark for the Portfolio. The S&P MidCap 400 Index will not be shown in future prospectuses.

  Institutional Class Prospectus

  January 30, 2004

U.S. Small Cap Value Portfolio (formerly, "U.S. Small Cap Core Portfolio")

In order to facilitate the management of the Portfolio, the Fund will suspend the continuous offering of the Portfolio's shares to new investors when assets of the Portfolio reach $595 million (other than assets received by the Portfolio resulting from the proposed merger with the Strategic Small Value Portfolio). As market conditions permit, the Fund may reopen sales of the Portfolio's shares to new investors. Any such offerings of the Portfolio may be limited in amount and may commence and terminate without any prior notice.

Objective
The U.S. Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell 2000 Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued relative to the market place or similar companies. Sector weightings normally are kept within 10% of those of the Russell 2000 Value Index. For example, if the energy sector represents 15% of the Russell 2000 Value Index, then, as a general matter, the energy sector would represent between 5-25% of total Portfolio assets. There are currently more than a dozen sectors represented in the Russell 2000 Value Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuation relative to other investment opportunities or the market place and deteriorating fundamentals.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies traded on a U.S. securities exchange. This policy may be changed with out shareholder approval; however, you would be notified of any changes. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of foreign issuers including emerging markets.

U.S. Small Cap Value Portfolio (formerly, "U.S. Small Cap Core Portfolio") (Cont'd)



Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.






                                    [CHART]

U.S. Small Cap Value Portfolio
Commenced operations on July 1, 1986

1994    1995    1996    1997    1998    1999   2000    2001    2002    2003
-----  ------  ------  ------  ------  ------  -----  ------  -------  ----
2.18%  21.04%  35.15%  30.63%  -1.42%  26.02%  3.48%  -6.80%  -15.15%  38.77%

High Quarter     6/30/03   19.99%
---------------------------------
Low Quarter      9/30/01  -19.53%


Average Annual Total Returns
(as of 12/31/03)

                                                                      Since
                                        Past       Past      Past Inception
                                    One Year Five Years Ten Years    7/1/86
     ----------------------------------------------------------------------
     U.S. Small Cap Value Portfolio
     ----------------------------------------------------------------------
     Return before Taxes              38.77%      7.43%    11.91%    11.56%
     ----------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/                38.69%      6.03%     8.59%     9.13%
     ----------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/                  25.20%      5.53%     8.31%     8.80%
     ----------------------------------------------------------------------
     Russell 2000 Index (reflects
      no deduction for fees,
      expenses or taxes)/2/           47.25%      7.13%     9.47%     9.34%
     ----------------------------------------------------------------------
     Russell 2000 Value Index
      (reflects no deduction for
      fees, expenses or taxes)/3/     46.03%     12.28%     12.7%     12.0%
     ----------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million.

/3/The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Based on the Portfolio's asset composition, the Adviser believes the Russell 2000 Value Index is a more appropriate benchmark for the Portfolio. The Russell 2000 Index will not be shown in future prospectuses.

  Institutional Class Prospectus

  January 30, 2004

Value Portfolio

Objective
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser begins with a universe of companies that have attributes that may qualify them as value companies. The Adviser then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Adviser evaluates the companies relative to competitive and market conditions within each industry. The Adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry. In determining whether securities should be sold, the Adviser considers fair valuations and deteriorating fundamentals.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



                             [CHART]

Value Portfolio
Commenced operations on November 5, 1984

1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
-----  ------  ------  ------  ------  ------  ------  -----  -------  ------
3.48%  38.75%  27.63%  23.38%  -2.88%  -2.07%  23.39%  4.60%  -22.68%   34.80%

High Quarter      6/30/03   22.62%
----------------------------------
Low Quarter       9/30/02  -23.25%


Average Annual Total Returns
(as of 12/31/03)

                                                                    Since
                                      Past       Past      Past Inception
                                  One Year Five Years Ten Years   11/5/84
       ------------------------------------------------------------------
       Value Portfolio
       ------------------------------------------------------------------
       Return before Taxes          34.80%      5.67%    11.21%    13.49%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/            34.04%      4.48%     8.63%    10.11%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/              22.55%      4.21%     8.37%     9.92%
       ------------------------------------------------------------------
       S&P 500 Index (reflects no
        deduction for fees,
        expenses or taxes)/2/       28.68%     -0.57%    11.07%    13.23%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

  Institutional Class Prospectus

  January 30, 2004

Cash Reserves Portfolio

Objective
The Cash Reserves Portfolio seeks to realize maximum current income, consistent with the preservation of capital and liquidity.

Approach
The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days.

Process
The Portfolio's Sub-Adviser, Morgan Stanley Investment Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser invests in a variety of securities in order to diversify credit risk and interest rate risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded, or for liquidity needs.

Principal Risks
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations.

Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating. Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

You may obtain the Portfolio's SEC 7-day current yield by calling
1-800-548-7786.


                                    [CHART]

Cash Reserves Portfolio
Commenced operations on August 29, 1990

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----
3.99%  5.75%  5.24%  5.39%  5.36%  5.00%  6.19%  3.98%  1.53%  0.86%

High Quarter    12/31/00    1.59%
---------------------------------
Low Quarter      9/30/03    0.18%


Average Annual Total Returns (as of 12/31/03)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years   8/29/90
    ------------------------------------------------------------------------
    Cash Reserves Portfolio/1/          0.86%      3.50%     4.32%     4.34%
    ------------------------------------------------------------------------
    Citigroup 1-Month Treasury Bill
     Index (reflects no deduction
     for fees, expenses or taxes)/2/    1.02%      3.28%     3.99%     4.00%
    ------------------------------------------------------------------------
    Lipper Money Market Average
     (reflects no deduction for
     fees, expenses or taxes)/3/        0.43%      2.98%     3.83%     3.94%
    ------------------------------------------------------------------------



/1/The Portfolio's past performance is not necessarily an indication of how the
   Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also compares the performances of the Portfolio to indices of similar securities. The variability of performance over time provides an indication of the risks of investing in the Portfolio. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.
/2/The Citigroup 1-Month Treasury Bill Index (formerly called the Salomon
   1-Month Treasury Bill Index) is an unmanaged index generally representative of the average yield of one month treasury bills.
/3/The Lipper Money Market Average is an index that shows the performance of other money market funds.

  Institutional Class Prospectus

  January 30, 2004

Core Plus Fixed Income Portfolio

Objective
The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on November 14, 1984

 1994    1995   1996   1997   1998    1999    2000    2001   2002    2003
------  ------  -----  -----  -----  ------  ------  ------  -----  ------
-5.51%  19.03%  7.36%  9.61%  6.91%  -0.61%  10.83%  10.35%  6.63%   5.65%

High Quarter   6/30/95   5.64%
------------------------------
Low Quarter    3/31/94  -3.13%

Average Annual Total Returns
(as of 12/31/03)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years  11/14/84
    ------------------------------------------------------------------------
    Core Plus Fixed Income Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                 5.65%      6.49%     6.84%     9.53%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                   3.77%      3.85%     4.05%     6.24%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of
     Fund Shares/1/                     3.65%      3.87%     4.07%     6.20%
    ------------------------------------------------------------------------
    Citigroup Broad Index (reflects
     no deduction for fees,
     expenses or taxes)/2/              4.21%      6.61%     6.96%     9.19%
    ------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Institutional Class Prospectus

  January 30, 2004

Investment Grade Fixed Income Portfolio


Objective
The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar denominated securities. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in investment grade fixed income securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Investment Grade Fixed Income Portfolio
Commenced operations on August 31, 1990

 1994    1995   1996   1997   1998    1999    2000    2001   2002    2003
------  ------  -----  -----  -----  ------  ------  ------  -----  ------
-5.15%  18.67%  5.53%  9.29%  7.54%  -1.20%  10.51%  11.04%  7.68%   4.50%

High Quarter    6/30/95   5.67%
-------------------------------
Low Quarter     3/31/94  -2.73%

Average Annual Total Returns
(as of 12/31/03)

                                                                        Since
                                          Past       Past      Past Inception
                                      One Year Five Years Ten Years   8/31/90
  ---------------------------------------------------------------------------
  Investment Grade Fixed Income
   Portfolio
  ---------------------------------------------------------------------------
  Return before Taxes                    4.50%      6.41%     6.66%     8.49%
  ---------------------------------------------------------------------------
  Return after Taxes on
   Distributions/1/                      3.00%      4.04%     4.06%     5.68%
  ---------------------------------------------------------------------------
  Return after Taxes on Distributions
   and Sale of Fund Shares/1/            2.91%      3.97%     4.03%     5.58%
  ---------------------------------------------------------------------------
  Citigroup Broad Index (reflects no
   deduction for fees, expenses or
   taxes)/2/                             4.21%      6.61%     6.96%     8.16%
  ---------------------------------------------------------------------------



/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Institutional Class Prospectus

  January 30, 2004

High Yield Portfolio

Objective
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in high yield securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

High Yield Portfolio
Commenced operations on February 28, 1989

 1994    1995    1996    1997   1998   1999    2000     2001    2002     2003
------  ------  ------  ------  -----  -----  -------  ------  -------  ------
-7.06%  23.94%  15.29%  15.98%  3.16%  7.79%  -10.52%  -5.81%  -11.23%  27.89%

High Quarter  6/30/95  10.60%
-----------------------------
Low Quarter   9/30/01  -9.14%



Average Annual Total Returns
(as of 12/31/03)

                                                                     Since
                                       Past       Past      Past Inception
                                   One Year Five Years Ten Years   2/28/89
     ---------------------------------------------------------------------
     High Yield Portfolio
     ---------------------------------------------------------------------
     Return before Taxes             27.89%      0.62%     5.06%     7.51%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/               25.15%     -3.33%     0.91%     3.27%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/                 18.01%     -1.90%     1.74%     3.83%
     ---------------------------------------------------------------------
     CS First Boston High Yield
      Index (reflects no deduction
      for fees, expenses or
      taxes)/2/                      27.94%      6.44%     7.30%     9.22%
     ---------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

  Institutional Class Prospectus

  January 30, 2004

Intermediate Duration Portfolio

Objective
The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of U.S. government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]

Intermediate Duration Portfolio
Commenced operations on October 3, 1994

 1995   1996   1997   1998   1999   2000   2001   2002    2003
------  -----  -----  -----  -----  -----  -----  -----  ------
15.38%  5.94%  8.07%  7.03%  0.86%  9.07%  9.98%  8.60%   3.43%


High Quarter   3/31/95   4.80%
------------------------------
Low Quarter    6/30/99  -1.10%

Average Annual Total Returns
(as of 12/31/03)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   10/3/94
      --------------------------------------------------------------------
      Intermediate Duration Portfolio
      --------------------------------------------------------------------
      Return before Taxes                       3.43%      6.33%     7.26%
      --------------------------------------------------------------------
      Return after Taxes on Distributions/1/    2.01%      3.99%     4.56%
      --------------------------------------------------------------------
      Return after Taxes on Distributions
       and Sale of Fund Shares/1/               2.22%      3.93%     4.50%
      --------------------------------------------------------------------
      Lehman Brothers Intermediate
       Government/Credit Index (reflects
       no deduction for fees, expenses or
       taxes)/2/                                4.31%      6.65%     7.42%
      --------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Lehman Brothers Intermediate Government/Credit Index is a fixed income market-value weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, and corporate issues carrying in investment grade (BBB) or higher credit ratings with remaining maturities of at least one year and not longer than ten years.

  Institutional Class Prospectus

  January 30, 2004

International Fixed Income Portfolio

Objective
The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, high yield securities (commonly referred to as "junk bonds") and securities of issuers located in emerging markets. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness of foreign government, corporate, asset-backed and mortgage securities (including CMOs). The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of issuers outside the U.S. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Substantially all of the Portfolio's investments will be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is non-diversified which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

International Fixed Income Portfolio
Commenced operations on April 29, 1994

 1995   1996    1997    1998    1999    2000    2001    2002    2003
------  -----  ------  ------  ------  ------  ------  ------  ------
19.64%  6.20%  -3.97%  17.74%  -7.39%  -2.37%  -4.54%  22.13%  20.56%

High Quarter  6/30/02   14.39%
------------------------------
Low Quarter   3/31/97   -5.74%

Average Annual Total Returns
(as of 12/31/03)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   4/29/94
     ---------------------------------------------------------------------
     International Fixed Income Portfolio
     ---------------------------------------------------------------------
     Return before Taxes                       20.56%      4.91%     6.55%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions/1/    15.22%      3.39%     4.53%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                   13.32%      3.28%     4.39%
     ---------------------------------------------------------------------
     Citigroup World Government Bond
      Ex-U.S. Index (reflects no deduction
      for fees, expenses or taxes)/2/          18.52%      5.20%     6.67%
     ---------------------------------------------------------------------





/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Citigroup World Government Bond Ex-U.S. Index (formerly called the
   Salomon World Government Bond Ex-U.S. Index) is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

  Institutional Class Prospectus

  January 30, 2004

Limited Duration Portfolio

Objective
The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in U.S. government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum for any individual security. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit- adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

Limited Duration Portfolio
Commenced operations on March 31, 1992

 1994    1995   1996   1997   1998   1999   2000   2001   2002    2003
------  ------  -----  -----  -----  -----  -----  -----  -----  ------
-0.07%  10.37%  5.27%  6.25%  5.63%  3.77%  7.93%  8.59%  5.12%   2.17%


High Quarter  3/31/95   3.23%
-----------------------------
Low Quarter   3/31/94  -0.95%

Average Annual Total Returns
(as of 12/31/03)

                                                                        Since
                                          Past       Past      Past Inception
                                      One Year Five Years Ten Years   3/31/92
  ---------------------------------------------------------------------------
  Limited Duration Portfolio
  ---------------------------------------------------------------------------
  Return before Taxes                    2.17%      5.49%     5.46%     5.73%
  ---------------------------------------------------------------------------
  Return after Taxes on
   Distributions/1/                      1.22%      3.53%     3.33%     3.68%
  ---------------------------------------------------------------------------
  Return after Taxes on Distributions
   and Sale of Fund Shares/1/            1.45%      3.46%     3.31%     3.62%
  ---------------------------------------------------------------------------
  Citigroup 1-3 Year Treasury/
   Government Sponsored Index
   (reflects no deduction for fees,
   expenses or taxes)/2/                 2.03%      5.56%     5.75%     5.88%
  ---------------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should be considered an investment.

/2/The Citigroup 1-3 Year Treasury/Government Sponsored Index (formerly called the Salomon 1-3 Year Treasury/Government Sponsored Index) is a fixed income market-value weighted Index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years.

  Institutional Class Prospectus

  January 30, 2004

Municipal Portfolio

Objective
The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax.

Approach
The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser will vary the Portfolio's average duration and maturity and the amount invested in particular types of securities based on the risks and rewards offered by different investments. The Adviser analyzes the credit risk, prepayment risk and call risk posed by specific securities considered for investment. The Adviser may sell securities when it believes that expected after-tax risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the total income of the Portfolio will be exempt from federal income tax. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Municipal obligations may be general obligations or revenue bonds. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations.

The Portfolio may invest in municipal lease obligations. Certain lease obligations may contain non-appropriation clauses pursuant to which the municipality has no continuing obligation to make payments unless money is specifically appropriated annually or on some other periodic basis by the legislature.

Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Portfolio to reinvest the proceeds at a lower rate of interest.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

Municipal Portfolio
Commenced operations on October 1, 1992

 1994    1995   1996   1997   1998    1999    2000   2001   2002    2003
------  ------  -----  -----  -----  ------  ------  -----  -----  ------
-6.30%  19.98%  5.60%  8.68%  5.82%  -1.00%  11.18%  6.37%  7.90%   5.60%

High Quarter   3/31/95    8.94%
-------------------------------
Low Quarter    3/31/94   -7.34%


Average Annual Total Returns
(as of 12/31/03)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years   10/1/92
    ------------------------------------------------------------------------
    Municipal Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                 5.60%      5.93%     6.18%     6.89%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                   5.32%      5.69%     5.98%     6.69%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of
     Fund Shares/1/                     4.82%      5.50%     5.80%     6.45%
    ------------------------------------------------------------------------
    Lehman 5-Year Municipal Index
     (reflects no deduction for
     fees, expenses or taxes)/2/        4.13%      5.57%     5.43%     5.73%
    ------------------------------------------------------------------------
    Lehman 10-Year Municipal
     Index (reflects no deduction
     for fees, expenses or taxes)/3/    5.71%      5.91%     6.13%     6.75%
    ------------------------------------------------------------------------
    Blended Municipal Index
     (reflects no deduction for
     fees, expenses or taxes)/4/        4.92%      5.74%     5.64%     6.52%
    ------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Lehman 5-Year Municipal Index is a market capitalization-weighted index of investment-grade municipal bonds with maturities of four to six years.

/3/The Lehman 10-Year Municipal Index is market capitalization-weighted index of investment-grade municipal bonds with maturities of eight to twelve years.

/4/The Blended Municipal Index is an unmanaged index comprised of the Lehman
   Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10-Year Municipal Index and 50% Lehman 5-Year Municipal Index thereafter.

  Institutional Class Prospectus

  January 30, 2004

Targeted Duration Portfolio (Not currently open)


Objective
The Targeted Duration Portfolio seeks above-average total return consistent with reasonable risk.

Approach
The Portfolio seeks value in the fixed income market without significant sensitivity to changes in interest rates. The Portfolio invests primarily in U.S. government securities, investment grade and high yield corporate bonds (commonly referred to as "junk bonds") and mortgage securities, and, to a limited extent, non-dollar denominated securities, regardless of maturity. The average duration the Portfolio will ordinarily seek to maintain is generally similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Performance Information
No performance information is provided because the Targeted Duration Portfolio has not commenced operations.

  Institutional Class Prospectus

  January 30, 2004

U.S. Core Fixed Income Portfolio



Objective
The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities issued by U.S. - based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of U.S. issuers. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread

(difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

U.S. Core Fixed Income Portfolio
Commenced operations on September 29, 1987

 1994    1995   1996   1997   1998    1999    2000    2001   2002   2003
------  ------  -----  -----  -----  ------  ------  ------  -----  -----
-3.89%  18.85%  3.89%  9.62%  7.23%  -1.64%  10.50%  10.58%  8.07%  4.08%

High Quarter     6/30/95      6.05%
------------------------------------
Low Quarter      3/31/94     -2.07%

Average Annual Total Returns
(as of 12/31/03)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years   9/29/87
    ------------------------------------------------------------------------
    U.S. Core Fixed Income Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                 4.08%      6.22%     6.55%     8.69%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                   2.54%      3.87%     4.15%     5.83%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of
     Fund Shares/1/                     2.64%      3.83%     4.09%     5.77%
    ------------------------------------------------------------------------
    Citigroup Broad Index (reflects
     no deduction for fees,
     expenses or taxes)/2/              4.21%      6.61%     6.96%     8.59%
    ------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Institutional Class Prospectus

  January 30, 2004

Balanced Portfolio


Objective
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                     [CHART]

Balanced Portfolio
Commenced operations on December 31, 1992

1994   1995   1996   1997   1998   1999   2000   2001   2002    2003
-----  -----  -----  -----  -----  -----  -----  -----  -----   -----
-1.93% 27.34% 15.37% 19.61% 15.4%  16.29% -0.72% -5.37% -13.29% 20.40%

High Quarter 12/31/98   12.06%
------------------------------
Low Quarter   9/30/02  -11.37%


Average Annual Total Returns
(as of 12/31/03)

                                                                      Since
                                        Past       Past      Past Inception
                                    One Year Five Years Ten Years  12/31/92
    -----------------------------------------------------------------------
    Balanced Portfolio
    -----------------------------------------------------------------------
    Return before Taxes               20.40%      2.67%     8.54%     8.70%
    -----------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                 19.37%      0.39%     5.57%     5.83%
    -----------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of
     Fund Shares/1/                   13.21%      1.03%     5.75%     5.95%
    -----------------------------------------------------------------------
    S&P 500 Index (reflects no
     deduction for fees,
     expenses or taxes)/2/            28.68%     -0.57%    11.07%    10.98%
    -----------------------------------------------------------------------
    Citigroup Broad Index (reflects
     no deduction for fees,
     expenses or taxes)/3/             4.21%      6.61%     6.96%     7.22%
    -----------------------------------------------------------------------
    60/40 Blended Index (reflects
     no deduction for fees,
     expenses or taxes)/4/            18.68%      2.87%     9.88%     9.89%
    -----------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.
/4/The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Citigroup Broad Investment Grade Bond Index.

  Institutional Class Prospectus

  January 30, 2004

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2003 (expenses that are deducted from Portfolio assets)

                                                                         Total Annual
                              Management  Distribution    Other   Portfolio Operating
Portfolio                           Fees  (12b-1) Fees Expenses              Expenses
Equity                             0.500%         None     0.13%                 0.63%
--------------------------------------------------------------------------------------
Mid Cap Growth                     0.500          None     0.14                  0.64
--------------------------------------------------------------------------------------
Strategic Small Value*             1.000          None     0.51                  1.51*
--------------------------------------------------------------------------------------
U.S. Mid Cap Value                 0.750          None     0.13                  0.88
--------------------------------------------------------------------------------------
U.S. Small Cap Value               0.750          None     0.14                  0.89
--------------------------------------------------------------------------------------
Value                              0.500          None     0.13                  0.63
--------------------------------------------------------------------------------------
Cash Reserves*                     0.250          None     0.15                  0.40*
--------------------------------------------------------------------------------------
Core Plus Fixed Income             0.375          None     0.12                  0.50
--------------------------------------------------------------------------------------
Investment Grade Fixed Income      0.375          None     0.13                  0.51
--------------------------------------------------------------------------------------
High Yield                         0.450          None     0.16                  0.61
--------------------------------------------------------------------------------------
Intermediate Duration              0.375          None     0.16                  0.54
--------------------------------------------------------------------------------------
International Fixed Income         0.375          None     0.18                  0.56
--------------------------------------------------------------------------------------
Limited Duration                   0.300          None     0.13                  0.43
--------------------------------------------------------------------------------------
Municipal*                         0.375          None     0.13                  0.51*
--------------------------------------------------------------------------------------
Targeted Duration+                 0.375          None     0.19++                0.57
--------------------------------------------------------------------------------------
U.S. Core Fixed Income*            0.375          None     0.13                  0.51*
--------------------------------------------------------------------------------------
Balanced                           0.450          None     0.15                  0.60
--------------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
*The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.
+As of the fiscal year ended September 30, 2003, the Targeted Duration
 Portfolio had not commenced operations.
++Other expenses are based on estimated amounts.

                                                              Total Annual Portfolio Operating Expenses
                                                        After Morgan Stanley Investment Management Inc.
Portfolio                                                                Waiver/Reimbursement & Offsets
Strategic Small Value                                                                              1.15%
--------------------------------------------------------------------------------------------------------
Cash Reserves                                                                                      0.32
--------------------------------------------------------------------------------------------------------
Municipal                                                                                          0.50
--------------------------------------------------------------------------------------------------------
Targeted Duration+                                                                                 0.45
--------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                                                                             0.50
--------------------------------------------------------------------------------------------------------

+As of the fiscal year ended September 30, 2003, the Targeted Duration
 Portfolio had not commenced operations.

Fees and Expenses

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.


Portfolio                                     1 Year 3 Years 5 Years 10 Years
Equity                                          $ 64    $202    $351   $  786
-----------------------------------------------------------------------------
Mid Cap Growth                                    65     205     357      798
-----------------------------------------------------------------------------
Strategic Small Value                            154     477     824    1,802
-----------------------------------------------------------------------------
U.S. Mid Cap Value                                90     281     488    1,084
-----------------------------------------------------------------------------
U.S. Small Cap Value                              91     284     493    1,096
-----------------------------------------------------------------------------
Value                                             64     202     351      786
-----------------------------------------------------------------------------
Cash Reserves                                     41     128     224      505
-----------------------------------------------------------------------------
Core Plus Fixed Income                            51     160     280      628
-----------------------------------------------------------------------------
Investment Grade Fixed Income                     52     164     285      640
-----------------------------------------------------------------------------
High Yield                                        62     195     340      762
-----------------------------------------------------------------------------
Intermediate Duration                             55     173     302      677
-----------------------------------------------------------------------------
International Fixed Income                        57     179     313      701
-----------------------------------------------------------------------------
Limited Duration                                  44     138     241      542
-----------------------------------------------------------------------------
Municipal                                         52     164     285      640
-----------------------------------------------------------------------------
Targeted Duration+                                58     183      --       --
-----------------------------------------------------------------------------
U.S. Core Fixed Income                            52     164     285      640
-----------------------------------------------------------------------------
Balanced                                          61     192     335      750
-----------------------------------------------------------------------------

+As of the fiscal year ended September 30, 2003, the Targeted Duration
 Portfolio had not commenced operations.

  Institutional Class Prospectus

  January 30, 2004

Investment Strategies and Related Risks


This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities
Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts ("ADRs"), rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of these Portfolios, companies traded on a U.S. exchange include companies listed on Nasdaq.

ADRs are U.S.-dollar denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs
Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as "junk bonds" or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Certain Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

  Institutional Class Prospectus

  January 30, 2004




Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the SAI. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Non-Diversification of Investments
A Portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. The International Fixed Income Portfolio is a non-diversifed fund for purposes of the 1940 Act. A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

  Institutional Class Prospectus

  January 30, 2004

Purchasing Shares



Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 (minimum additional investment of $1,000) and corporations or other institutions such as trusts and foundations.

Institutional Class Shares of the Portfolios may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Institutional Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Institutional Class Shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Institutional Class Shares of the Portfolios.

Institutional Class Shares of each Portfolio, except for the Cash Reserves Portfolio, may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order. Institutional Class Shares of the Cash Reserves Portfolio may be purchased at the NAV next determined after we receive your purchase order and the Fund's Custodian Bank, JPMorgan Chase & Co. (the "Custodian") receives monies credited by a Federal Reserve Bank ("Federal Funds").

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Initial Purchase by Mail
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund Trust, by completing and signing an Account Registration Form provided by JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire
You may purchase Institutional Class Shares of each Portfolio by wiring Federal Funds to the Custodian. You should forward a completed Account Registration Form to JPMorgan in advance of the wire. For all Portfolios, except the Cash Reserves Portfolio, notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

JPMorgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

You can also make purchases in the Cash Reserves Portfolio by Federal Funds wire to the Custodian. If notification of your order is received prior to 12:00 noon (Eastern Time) and the Custodian receives the funds the same day, then your purchase will become effective and begin to earn income on that day. Otherwise, your purchase will be effective on the next business day.

Additional Investments
You may make additional investments of Institutional Class Shares (minimum additional investment of

$1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to JPMorgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above. For all Portfolios, notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV. For the Cash Reserves Portfolio, JPMorgan must receive notification of receipt of your Federal Funds wire by 12:00 noon (Eastern Standard Time). We normally credit purchases made by check in the Cash Reserves Portfolio at the NAV determined two business days after we receive the check.

Other Purchase Information
The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares


You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed at the NAV next determined after the request is received in good order.

By Mail
Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone
If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

  Institutional Class Prospectus

  January 30, 2004

General Shareholder Information


Valuation of Shares
The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business, except for the NAV of the Cash Reserves Portfolio which is determined as of 12:00 noon (Eastern Time).

Each Portfolio values its securities at market value, except the Cash Reserves Portfolio, which values its securities using amortized cost valuation. When no market quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

Exchange Privilege
You may exchange each Portfolio's Institutional Class Shares for Institutional Class Shares of other available portfolios of the Fund or for Class A shares of available portfolios of Morgan Stanley Institutional Fund, Inc. based on their respective NAVs. There is no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.

Tax Considerations
As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions.   Your distributions normally are subject to federal
and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations.

The Municipal Portfolio intends to pay "exempt-interest" dividends which are excluded from your gross income for federal income tax purposes. When you receive exempt-interest dividends they may be subject to state and local taxes, although some states allow you to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within your state of residence.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. If more than 50% of a

Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Every January, you will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions
The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

            Portfolio                     Monthly Quarterly Annually
            Equity                                        .
            --------------------------------------------------------
            Mid Cap Growth                                         .
            --------------------------------------------------------
            Strategic Small Value                                  .
            --------------------------------------------------------
            U.S. Mid Cap Value                                     .
            --------------------------------------------------------
            U.S. Small Cap Value                                   .
            --------------------------------------------------------
            Value                                         .
            --------------------------------------------------------
            Cash Reserves                       .
            --------------------------------------------------------
            Core Plus Fixed Income                        .
            --------------------------------------------------------
            Investment Grade Fixed Income                 .
            --------------------------------------------------------
            High Yield                                    .
            --------------------------------------------------------
            Intermediate Duration               .
            --------------------------------------------------------
            International Fixed Income                             .
            --------------------------------------------------------
            Limited Duration                    .
            --------------------------------------------------------
            Municipal                           .
            --------------------------------------------------------
            Targeted Duration                   .
            --------------------------------------------------------
            U.S. Core Fixed Income                        .
            --------------------------------------------------------
            Balanced                                      .
            --------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify the Fund in writing.

  Institutional Class Prospectus

  January 30, 2004

Fund Management


Adviser
Morgan Stanley Investment Management Inc. (the "Adviser"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment Management Inc. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2003, the Adviser, together with its affiliated asset management companies, had approximately $420.8 billion in assets under management, with approximately $170.3 billion in institutional assets.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table on the following page shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2003 fiscal year.

Sub-Adviser
Morgan Stanley Investment Advisors Inc. ("MSIA") serves as Sub-Adviser to the Cash Reserves Portfolio. As Sub-Adviser, MSIA makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSIA 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for its sub-advisory services. MSIA, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley. MSIA develops, markets and manages a broad spectrum of proprietary mutual funds that are sold by Morgan Stanley financial advisors and offers professional money management services on a customized basis to individuals, institutional investors and retirement plan sponsors.

Morgan Stanley Investment Management Limited ("MSIM Limited") serves as Sub-Adviser to the International Fixed Income Portfolio. As Sub-Adviser, MSIM Limited makes certain day-to-day investment decisions for the International Fixed Income Portfolio and places certain of the Portfolio's purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of the Portfolio. MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, is a wholly-owned subsidiary of Morgan Stanley.

The Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to other persons in connection with the sale, distribution and/or servicing of shares of the Portfolios.

Adviser's Rates of Compensation

                                              FY 2003            FY 2003
                                          Contractual             Actual
      Portfolio                     Compensation Rate  Compensation Rate
      Equity                                    0.500%             0.500%
      -------------------------------------------------------------------
      Mid Cap Growth                            0.500              0.500
      -------------------------------------------------------------------
      Strategic Small Value                     1.000              0.638*
      -------------------------------------------------------------------
      U.S. Mid Cap Value                        0.750              0.750
      -------------------------------------------------------------------
      U.S. Small Cap Value                      0.750              0.750
      -------------------------------------------------------------------
      Value                                     0.500              0.500
      -------------------------------------------------------------------
      Cash Reserves                             0.250              0.173*
      -------------------------------------------------------------------
      Core Plus Fixed Income                    0.375              0.375
      -------------------------------------------------------------------
      Investment Grade Fixed Income             0.375              0.375
      -------------------------------------------------------------------
      High Yield                                0.450              0.450
      -------------------------------------------------------------------
      Intermediate Duration                     0.375              0.375
      -------------------------------------------------------------------
      International Fixed Income                0.375              0.375
      -------------------------------------------------------------------
      Limited Duration                          0.300              0.300
      -------------------------------------------------------------------
      Municipal                                 0.375              0.366*
      -------------------------------------------------------------------
      Targeted Duration+                        0.375              0.000
      -------------------------------------------------------------------
      U.S. Core Fixed Income                    0.375              0.366*
      -------------------------------------------------------------------
      Balanced                                  0.450              0.450
      -------------------------------------------------------------------

*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Strategic Small Value, Cash Reserves, Municipal, Targeted Duration and U.S. Core Fixed Income Portfolios to keep the Total Operating Expenses from exceeding 1.15%, 0.32%, 0.50%, 0.45% and 0.50%, respectively.
+As of the fiscal year ended September 30, 2003, the Targeted Duration
 Portfolio had not commenced operations.

Portfolio Management

Equity Portfolio
The Portfolio's assets are managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O. Roeder, Executive Director, Thomas Bastian and Sergio Marcheli, Vice Presidents, and Vincent E. Vizachero, Senior Associate.

Mid Cap Growth Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include Dennis P. Lynch, Managing Director and David Cohen, Executive Director.

  Institutional Class Prospectus

  January 30, 2004




Strategic Small Value Portfolio
The Portfolio's assets are managed by the Small Cap Value Team. Current members of the team include Richard Glass, Executive Director, and Sara Ogiony, Senior Associate.

U.S. Mid Cap Value Portfolio
The Portfolio's assets are managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O. Roeder, Executive Director, Thomas Bastian and Sergio Marcheli, Vice Presidents, and Vincent E. Vizachero, Senior Associate.

U.S. Small Cap Value Portfolio
The Portfolio's assets are managed by the Small Cap Value Team. Current members of the team include Richard Glass, Executive Director, and Sara Ogiony, Senior Associate.

Value Portfolio
The Portfolio's assets are managed by the Multi-Cap Value Team. Current members of the team include B. Robert Baker, Jr., Managing Director, and Jason S. Leder and Kevin Holt, Executive Directors.

Cash Reserves Portfolio
The Portfolio's assets are managed by the Taxable Money Markets Team. Current members of the team include Jonathan Page, Managing Director and Dale R. Albright, Executive Director.

Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio and U.S. Core Fixed Income Portfolio
The Portfolios' assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Scott F. Richard, Managing Director and Roberto M. Sella, Managing Director.

International Fixed Income Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include J. David Germany, Managing Director, Christian G. Roth, Managing Director, Michael B. Kushma, Executive Director, and Paul F. O'Brien, Executive Director.

High Yield Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Sheila Finnerty, Managing Director, Gordon W. Loery, Executive Director, Joshua Givelber, Vice President, and Chad Liu, Vice President.

Intermediate Duration Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include, Scott F. Richard, Managing Director and David S. Horowitz, Executive Director.

Limited Duration Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Scott F. Richard, Managing Director, David S. Horowitz, Executive Director and William Lawrence, Executive Director.

Municipal Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Scott F. Richard, Managing Director, Steven K. Kreider, Managing Director, and Neil Stone, Executive Director.

Targeted Duration Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Scott F. Richard, Managing Director and David S. Horowitz, Executive Director.

Balanced Portfolio
The Portfolio's assets are managed by the Global Asset Allocation Team. Current members of the team include Francine J. Bovich, Managing Director, and Que Nguyen, Executive Director.

Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

                (This page intentionally left blank)

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). As of the fiscal year ended September 30, 2003, the Targeted Duration Portfolio had not commenced operations. The information for the fiscal years ended September 30, 2002 and 2003 has been derived from the Fund's financial statements which were audited by Ernst & Young LLP whose

                                  Net Gains
     Net Asset                    or Losses                     Dividend    Capital Gain
        Value-        Net     on Securities  Total from    Distributions   Distributions
     Beginning Investment     (realized and  Investment  (net investment       (realized
     of Period     Income       unrealized)  Activities          income)      net gains)
-----------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Institutional Class Operations 11/14/84)
2003    $ 7.18      $0.11+++          $1.72       $1.83           ($0.11)             --
2002      9.75       0.08+++          (2.57)      (2.49)           (0.08)             --
2001     17.28       0.09+++          (4.78)      (4.69)           (0.09)          (2.75)
2000     19.82       0.05+++           3.53        3.58            (0.05)          (6.07)
1999     20.44       0.14              5.24        5.38            (0.17)          (5.83)
-----------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)
2003    $11.65     ($0.05)+++         $3.82       $3.77               --              --
2002     14.80      (0.05)+++         (3.10)      (3.15)              --              --
2001     35.15      (0.05)           (16.44)     (16.49)              --           (3.86)
2000     25.77      (0.06)            13.71       13.65               --           (4.27)
1999     18.62      (0.01)            10.65       10.64           ($0.00).         (3.49)
-----------------------------------------------------------------------------------------
Strategic Small Value Portfolio (Commencement of Institutional Class Operations 6/30/00)
2003    $ 9.84      $0.02+++          $2.66       $2.68           ($0.02)             --
2002     10.51       0.05+++          (0.24)      (0.19)           (0.05)          (0.43)
2001     10.62       0.09             (0.15)      (0.06)           (0.05)             --
2000     10.00       0.03              0.59        0.62               --              --
-----------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio (Commencement of Institutional Class Operations 12/30/94)
2003    $13.50      $0.02+++          $4.55       $4.57               --              --
2002     16.91      (0.01)+++         (3.38)      (3.39)           (0.02)             --
2001     25.07       0.05+++          (4.91)      (4.86)           (0.08)          (3.22)
2000     21.88       0.06+++           5.78        5.84            (0.08)          (2.57)
1999     18.12       0.12+++           5.01        5.13            (0.06)          (1.31)
-----------------------------------------------------------------------------------------
U.S. Small Cap Value Portfolio (Commencement of Institutional Class Operations 7/01/86)
2003    $14.04      $0.03+++          $4.18       $4.21           ($0.06)             --
2002     15.16       0.06+++          (1.10)      (1.04)           (0.05)          (0.03)
2001     21.18       0.10+++          (4.35)      (4.25)           (0.07)          (1.70)
2000     18.62       0.09+++           4.01        4.10            (0.14)          (1.40)
1999     17.37       0.13+++           3.65        3.78            (0.07)          (2.46)
-----------------------------------------------------------------------------------------
Value Portfolio (Commencement of Institutional Class Operations 11/05/84)
2003    $10.65      $0.19+++          $2.99       $3.18           ($0.19)             --
2002     13.80       0.16+++          (3.14)      (2.98)           (0.17)             --
2001     12.86       0.19+++           0.93        1.12            (0.18)             --
2000     13.59       0.16+++           0.95        1.11            (0.18)         ($1.66)
1999     15.16       0.21+++           1.11        1.32            (0.28)          (2.61)
-----------------------------------------------------------------------------------------
Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)
2003    $1.000     $0.010                --      $0.100           ($0.01)             --
2002     1.000      0.018                --       0.018           (0.018)             --
2001     1.000      0.049                --       0.049           (0.049)             --
2000     1.000      0.058                --       0.058           (0.058)             --
1999     1.000      0.048                --       0.048           (0.048)             --
-----------------------------------------------------------------------------------------

  Institutional Class Prospectus

  January 30, 2004


reports, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2003 Annual Reports to Shareholders. The financial highlights for the fiscal years ended September 30, 2002 and 2003 have been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants.

                                     Net Assets-    Ratio of      Ratio of
                  Net Asset               End of    Expenses    Net Income   Portfolio
        Total        Value-    Total      Period  to Average    to Average    Turnover
Distributions End of Period   Return (thousands) Net Assets+    Net Assets        Rate
----------------------------------------------------------------------------------------

      ($0.11)        $ 8.90  25.78%   $  150,432        0.63%         1.35%         59%
       (0.08)          7.18 (25.71)      171,698        0.66          0.78          93
       (2.84)          9.75 (30.58)      403,062        0.62          0.71         160
       (6.12)         17.28  19.83       615,078        0.61          0.27         211
       (6.00)         19.82  30.15       635,593        0.62          0.64         103
----------------------------------------------------------------------------------------

           --        $15.42  32.36%   $  559,760        0.64%        (0.37%)       180%
           --         11.65 (21.28)      438,778        0.65         (0.35)        221
      ($3.86)         14.80 (50.80)    1,063,186        0.61         (0.25)        145
       (4.27)         35.15  56.60     2,109,750        0.62         (0.21)        169
       (3.49)         25.77  64.27       785,659        0.62         (0.07)        208
----------------------------------------------------------------------------------------

      ($0.02)        $12.50  27.32%   $   53,514        1.15%++       0.22%        159%
       (0.48)          9.84  (2.41)       20,396        1.15++        0.43         131
       (0.05)         10.51  (0.60)        2,434        1.15++        0.73          80
           --         10.62   6.20**       2,506        1.31*++       1.15*         33**
----------------------------------------------------------------------------------------

           --        $18.07  33.85%   $  441,775        0.88%         0.13%        138%
       (0.02)         13.50 (20.09)      672,507        0.89         (0.05)        145
       (3.30)         16.91 (21.23)    1,096,021        0.86          0.22         176
       (2.65)         25.07  29.48     1,374,275        0.87          0.28         226
       (1.37)         21.88  29.44       721,015        0.87          0.57         244
----------------------------------------------------------------------------------------

      ($0.06)        $18.19  30.09%   $  536,620        0.89%         0.21%        159%
       (0.08)         14.04  (6.97)      588,803        0.89          0.35         118
       (1.77)         15.16 (21.25)    1,017,346        0.86          0.52         157
       (1.54)         21.18  23.11     1,269,171        0.86          0.43         193
       (2.53)         18.62  23.83       897,629        0.86          0.70         251
----------------------------------------------------------------------------------------

      ($0.19)        $13.64  30.19%   $  363,636        0.63%         1.57%         65%
       (0.17)         10.65 (21.93)      456,996        0.64          1.09          42
       (0.18)         13.80   8.68       656,007        0.62          1.26          38
       (1.84)         12.86   9.67       690,859        0.61          1.32          50
       (2.89)         13.59   8.30     1,079,356        0.63          1.38          53
----------------------------------------------------------------------------------------

      ($0.01)        $1.000   1.02%   $  128,097        0.32%++       1.02%        N/A
      (0.018)         1.000   1.79       174,138        0.33++        1.75         N/A
      (0.049)         1.000   5.03       132,901        0.39++        4.86         N/A
      (0.058)         1.000   5.91       115,513        0.37++        5.72         N/A
      (0.048)         1.000   4.93       156,510        0.33++        4.77         N/A
----------------------------------------------------------------------------------------

                                      Net Gains
        Net Asset                     or Losses                       Dividend    Capital Gain
           Value-         Net     on Securities   Total from     Distributions   Distributions
        Beginning  Investment     (realized and   Investment   (net investment   (realized net
        of Period      Income       unrealized)   Activities           income)          gains)
------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)
2003       $11.82       $0.40+++          $0.31        $0.71            ($0.67)         ($0.15)
2002        11.84        0.55+++           0.17         0.72             (0.74)             --
2001        11.25        0.75              0.62         1.37             (0.78)             --
2000        11.26        0.77+++          (0.02)        0.75             (0.76)             --
1999        12.22        0.77+++          (0.72)        0.05             (0.71)          (0.30)
------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio (Commencement of Institutional Class Operations 8/31/90)
2003       $11.57       $0.34+++          $0.23        $0.57            ($0.55)         ($0.05)
2002        11.32        0.47+++           0.39         0.86             (0.61)             --
2001        10.67        0.68              0.70         1.38             (0.73)             --
2000        10.74        0.78             (0.12)        0.66             (0.73)             --
1999        11.69        0.69             (0.75)       (0.06)            (0.63)          (0.26)
------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Institutional Class Operations 2/28/89)
2003       $ 4.41       $0.43+++          $0.77        $1.20            ($0.31)             --
2002         5.75        0.54+++          (1.16)       (0.62)            (0.72)             --
2001         7.86        0.78+++          (1.95)       (1.17)            (0.94)             --
2000         8.77        0.89+++          (0.88)        0.01             (0.92)             --
1999         8.99        0.86+++          (0.10)        0.76             (0.79)         ($0.19)
------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio (Commencement of Institutional Class Operations 10/3/94)
2003       $10.71       $0.28+++          $0.14        $0.42            ($0.36)         ($0.28)
2002        10.37        0.39+++           0.43         0.82             (0.48)             --
2001         9.67        0.57              0.69         1.26             (0.56)             --
2000         9.77        0.67+++          (0.19)        0.48             (0.58)             --
1999        10.68        0.72             (0.65)        0.07             (0.76)          (0.22)
------------------------------------------------------------------------------------------------
International Fixed Income Portfolio (Commencement of Institutional Class Operations 4/29/94)
2003       $ 9.88       $0.38+++          $1.66        $2.04                --              --
2002         8.96        0.39              0.53         0.92                --              --
2001         8.88        0.28+++           0.04         0.32            ($0.24)             --
2000        10.12        0.35             (1.15)       (0.80)            (0.27)         ($0.17)
1999        10.75        0.34             (0.41)       (0.07)            (0.34)          (0.22)
------------------------------------------------------------------------------------------------
Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)
2003       $10.69       $0.23+++          $0.05        $0.28            ($0.27)         ($0.05)
2002        10.59        0.39              0.14         0.53             (0.43)             --
2001        10.17        0.59              0.42         1.01             (0.59)             --
2000        10.18        0.60             (0.03)        0.57             (0.58)             --
1999        10.54        0.68             (0.31)        0.37             (0.73)             --
------------------------------------------------------------------------------------------------
Municipal Portfolio (Commencement of Institutional Class Operations 10/1/92)
2003       $12.49       $0.50+++         ($0.01)       $0.49            ($0.45)             --
2002        12.14        0.47              0.39         0.86             (0.51)             --
2001        11.43        0.48              0.72         1.20             (0.49)             --
2000        11.39        0.62              0.10         0.72             (0.62)         ($0.06)
1999        11.96        0.55             (0.53)        0.02             (0.59)             --
------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Institutional Class Operations 9/29/87)
2003       $11.46       $0.32+++          $0.19        $0.51            ($0.51)         ($0.20)
2002        11.15        0.44+++           0.42         0.86             (0.55)             --
2001        10.46        0.65+++           0.73         1.38             (0.69)             --
2000        10.55        0.71+++          (0.12)        0.59             (0.68)             --
1999        11.40        0.71             (0.83)       (0.12)            (0.52)          (0.21)
------------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)
2003       $ 8.78       $0.21+++          $1.47        $1.68            ($0.31)             --
2002        10.60        0.25+++          (1.75)       (1.50)            (0.32)             --
2001        13.37        0.35+++          (2.07)       (1.72)            (0.38)         ($0.67)
2000        13.83        0.44+++           1.45         1.89             (0.46)          (1.89)
1999        13.46        0.45+++           1.71         2.16             (0.43)          (1.36)
------------------------------------------------------------------------------------------------

  Institutional Class Prospectus

  January 30, 2004


                                    Net Assets-    Ratio of      Ratio of
                  Net Asset              End of    Expenses    Net Income  Portfolio
        Total        Value-   Total      Period  to Average    to Average   Turnover
Distributions End of Period  Return (thousands) Net Assets+    Net Assets       Rate
-------------------------------------------------------------------------------------

      ($0.82)        $11.71   6.24%  $2,600,453        0.50%         3.39%        92%
       (0.74)         11.82   6.30    3,883,346        0.50          4.69        110
       (0.78)         11.84  12.74    4,142,009        0.48          6.46        111
       (0.76)         11.25   7.02    4,087,553        0.48          7.03         62
       (1.01)         11.26   0.33    4,338,939        0.48          6.62        103
-------------------------------------------------------------------------------------

      ($0.60)        $11.54   5.00%  $  569,593        0.51%         2.96%        81%
       (0.61)         11.57   7.93      556,252        0.51          4.15         93
       (0.73)         11.32  13.45      278,657        0.50          6.19         89
       (0.73)         10.67   6.48      279,141        0.49          6.99         43
       (0.89)         10.74  (0.57)     384,893        0.48          6.20        106
-------------------------------------------------------------------------------------

      ($0.31)        $ 5.30  28.68%  $  330,990        0.61%         9.05%        97%
       (0.72)          4.41 (12.33)     366,956        0.59         10.13         79
       (0.94)          5.75 (16.27)     583,110        0.57         11.44         67
       (0.92)          7.86  (0.22)     848,507        0.56         10.50         55
       (0.98)          8.77   8.81      937,482        0.49          9.61         45
-------------------------------------------------------------------------------------

      ($0.64)        $10.49   4.12%  $   23.991        0.54%         2.63%        89%
       (0.48)         10.71   8.12       63,912        0.54          3.73         61
       (0.56)         10.37  13.42       50,814        0.54          5.62         59
       (0.58)          9.67   5.84       37,686        0.54          6.95         76
       (0.98)          9.77   0.64       50,513        0.49          6.20         97
-------------------------------------------------------------------------------------

           --        $11.92  20.65%  $  114,932        0.56%         3.51%        41%
           --          9.88  10.27       94,474        0.60          3.44         38
      ($0.24)          8.96   3.63       77,363        0.55          3.31         71
       (0.44)          8.88  (8.23)     112,456        0.56          3.76         91
       (0.56)         10.12  (0.93)     125,981        0.52          3.68         64
-------------------------------------------------------------------------------------
      ($0.32)        $10.65   2.65%  $  622,801        0.43%         2.17%        68%
       (0.43)         10.69   5.13      429,937        0.44          3.45         72
       (0.59)         10.59  10.23      224,358        0.43          5.67         59
       (0.58)         10.17   6.37      177,776        0.42          6.61         57
       (0.73)         10.18   3.61      161,538        0.41          6.16        102
-------------------------------------------------------------------------------------
      ($0.45)        $12.53   4.19%  $  313,999        0.50%++       4.01%        47%
       (0.51)         12.49   7.27      245,257        0.50++        3.70         72
       (0.49)         12.14  10.69      164,504        0.51++        4.03         70
       (0.68)         11.43   6.66      115,217        0.51++        5.51         82
       (0.59)         11.39   0.11      121,917        0.51++        4.72         88
-------------------------------------------------------------------------------------

      ($0.71)        $11.26   4.61%  $  320,036        0.50%++       2.82%       109%
       (0.55)         11.46   7.98      310,546        0.50++        3.89         86
       (0.69)         11.15  13.68      195,467        0.51          6.04         86
       (0.68)         10.46   5.88      181,884        0.51++        6.86         51
       (0.73)         10.55  (1.12)     189,860        0.51          6.09        115
-------------------------------------------------------------------------------------
      ($0.31)        $10.15  19.48%  $  262,960        0.60%         2.17%        84%
       (0.32)          8.78 (14.60)     250,796        0.59          2.37        133
       (1.05)         10.60 (13.51)     397,666        0.58          2.98        157
       (2.35)         13.37  14.75      505,078        0.58          3.29        162
       (1.79)         13.83  16.99      341,886        0.58          3.21        111
-------------------------------------------------------------------------------------

Notes to the Financial Highlights

  * Annualized.
 ** Not annualized.
  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.
+++ Per share amounts for the year are based on average shares outstanding. ..Amount is less than $0.005 per share.

          -------------------------------------------------------------------------------------------------------
                                         Ratio of Expenses to Average Net Assets including Expense Offsets and/or
                                            Refund of Filing Fees:
          -------------------------------------------------------------------------------------------------------
          Portfolio                       1999           2000           2001           2002          2003

          Equity                         0.60%          0.61%          0.62%          0.66%         0.62%
          -------------------------------------------------------------------------------------------------------
          U.S. Mid Cap Value             0.86           0.85           0.85           0.89          0.87
          -------------------------------------------------------------------------------------------------------
          Mid Cap Growth                 0.60           0.61           0.60           0.64          0.63
          -------------------------------------------------------------------------------------------------------
          U.S. Small Cap Value           0.86           0.85           0.86           0.89          0.89
          -------------------------------------------------------------------------------------------------------
          Strategic Small Value            --           1.15*          1.15           1.15          1.15
          -------------------------------------------------------------------------------------------------------
          Value                          0.62           0.60           0.61           0.64          0.62
          -------------------------------------------------------------------------------------------------------
          Cash Reserves                  0.32           0.32           0.32           0.32          0.32
          -------------------------------------------------------------------------------------------------------
          Core Plus Fixed Income         0.47           0.47           0.47           0.50          0.50
          -------------------------------------------------------------------------------------------------------
          Investment Grade Fixed Income  0.47           0.48           0.50           0.51          0.51
          -------------------------------------------------------------------------------------------------------
          High Yield                     0.48           0.55           0.56           0.58          0.60
          -------------------------------------------------------------------------------------------------------
          Intermediate Duration          0.48           0.53           0.54           0.53          0.54
          -------------------------------------------------------------------------------------------------------
          International Fixed Income     0.52           0.55           0.55           0.60          0.56
          -------------------------------------------------------------------------------------------------------
          Limited Duration               0.41           0.41           0.43           0.44          0.43
          -------------------------------------------------------------------------------------------------------
          Municipal                      0.50           0.50           0.50           0.50          0.50
          -------------------------------------------------------------------------------------------------------
          U.S. Core Fixed Income         0.49           0.50           0.50           0.50          0.50
          -------------------------------------------------------------------------------------------------------
          Balanced                       0.57           0.57           0.57           0.59          0.60
          -------------------------------------------------------------------------------------------------------

*Annualized.
++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets including these waived and/or reimbursed amounts are listed below.

          ----------------------------------------------------------------------------------------------
                                         Ratio of Expenses to Average Net Assets Before Expenses Waived/
                                            Reimbursed by Adviser:
          ----------------------------------------------------------------------------------------------
          Portfolio                      1999          2000         2001         2002         2003
          Strategic Small Value            --        5.38%*        3.00%        2.09%        1.51%
          ----------------------------------------------------------------------------------------------
          Cash Reserves                  0.36        0.37          0.38         0.39         0.40
          ----------------------------------------------------------------------------------------------
          Municipal                      0.59        0.51          0.51         0.52         0.51
          ----------------------------------------------------------------------------------------------
          U.S. Core Fixed Income         0.49        0.51          0.50         0.53         0.51
          ----------------------------------------------------------------------------------------------

*Annualized.

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 30, 2004, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports, without charge, by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im. [LOGO] Morgan Stanley

[LOGO] Morgan Stanley

  Adviser Class Prospectus

  January 30, 2004

Morgan Stanley Institutional Fund Trust


           Equity Portfolios
           Equity Portfolio
           Mid Cap Growth Portfolio
           U.S. Mid Cap Value Portfolio (formerly, "U.S. Mid Cap Core
           Portfolio")
           U.S. Small Cap Value Portfolio (formerly, "U.S. Small Cap Core Portfolio")
           Value Portfolio

           Fixed Income Portfolios
           Core Plus Fixed Income Portfolio
           Investment Grade Fixed Income Portfolio
           High Yield Portfolio
           U.S. Core Fixed Income Portfolio

           Balanced Portfolios
           Balanced Portfolio

Shareholder Services:
1-800-548-7786
--------------------------------------------------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 26 different investment portfolios, 10 of which are described in this prospectus. Morgan Stanley Investment Management Inc. (the "Adviser") is the Fund's investment adviser. This prospectus offers Adviser Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Adviser Class Prospectus

  January 30, 2004

Table of Contents

                                                                       Page
                                                                       ----
Equity Portfolios
---------------------------------------------------------------------------
Equity                                                                    1
---------------------------------------------------------------------------
Mid Cap Growth                                                            3
---------------------------------------------------------------------------
U.S. Mid Cap Value (formerly "U.S. Mid Cap Core")                         5
---------------------------------------------------------------------------
U.S. Small Cap Value (formerly, "U.S. Small Cap Core")                    7
---------------------------------------------------------------------------
Value                                                                     9
---------------------------------------------------------------------------

Fixed Income Portfolios
---------------------------------------------------------------------------
Core Plus Fixed Income                                                   11
---------------------------------------------------------------------------
Investment Grade Fixed Income                                            13
---------------------------------------------------------------------------
High Yield                                                               15
---------------------------------------------------------------------------
U.S. Core Fixed Income                                                   17
---------------------------------------------------------------------------

Balanced Portfolios
---------------------------------------------------------------------------
Balanced                                                                 19
---------------------------------------------------------------------------

Fees and Expenses of the Portfolios                                      21
---------------------------------------------------------------------------
Investment Strategies and Related Risks                                  23
---------------------------------------------------------------------------
Purchasing Shares                                                        27
---------------------------------------------------------------------------
Redeeming Shares                                                         28
---------------------------------------------------------------------------
General Shareholder Information                                          29
---------------------------------------------------------------------------
Fund Management                                                          31
---------------------------------------------------------------------------
Financial Highlights                                                     34
---------------------------------------------------------------------------

  Adviser Class Prospectus

  January 30, 2004

Equity Portfolio


Objective
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of small companies. The Portfolio may invest up to 25% of its total assets in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



              [CHART]

Equity Portfolio
Commenced operations on January 16, 1998

 1999    2000    2001     2002     2003
------  ------  -------  -------  ------
28.39%  -9.50%  -17.33%  -26.54%  32.16%

High Quarter     12/31/99     19.99%
Low Quarter       9/30/02    -17.81%


Average Annual Total Returns
(as of 12/31/03)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years   1/16/98
    ------------------------------------------------------------------------
    Equity Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                          32.16%     -1.39%     2.09%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/       31.64%     -4.13%    -1.32%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions and
     Sale of Fund Shares/1/                      20.86%     -2.16%     0.59%
    ------------------------------------------------------------------------
    S&P 500 Index (reflects no deduction for
     fees, expenses or taxes)/2/                 28.68%     -0.57%     3.96%
    ------------------------------------------------------------------------
    Russell 1000 Value Index (reflects no
     deduction for fees, expenses or taxes)/3/   30.03%      3.56%     5.90%
    ------------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.
/3/The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

  Adviser Class Prospectus

  January 30, 2004

Mid Cap Growth Portfolio


Objective
The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach
The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.

Process
The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. This policy may be changed without shareholder approval; however, you would be notified of any changes.

A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. However, the Adviser cannot guarantee continued access to IPOs.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



              [CHART]

Mid Cap Growth Portfolio
Commenced operations on January 31, 1997

1998    1999    2000    2001    2002    2003
-----   -----  -----   ------   -----  ------
37.00   67.89  -7.57   -29.78  -31.01   42.24%

High Quarter   12/31/99    39.22%
-----------------------------------
Low Quarter     9/30/01   -27.66%
Average Annual Total Returns
(as of 12/31/03)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years   1/31/97
    ------------------------------------------------------------------------
    Mid Cap Growth Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                          42.24%      1.35%     9.67%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/       42.24%     -0.59%     7.04%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions and
     Sale of Fund Shares/1/                      27.46%      0.29%     7.29%
    ------------------------------------------------------------------------
    Russell Midcap Growth Index (reflects no
     deduction for fees, expenses or taxes)/2/   42.71%      2.01%     6.32%
    ------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Adviser Class Prospectus

  January 30, 2004

U.S. Mid Cap Value Portfolio (formerly, "U.S. Mid Cap Core Portfolio")


Objective
The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of companies traded on a U.S. securities exchange with capitalizations within the range of companies included in the Russell Midcap Value Index. This policy may be changed without shareholder approval; however, you would be notified of any changes. As of December 31, 2003 these market capitalizations range between $695 million and $14 billion. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. This percentage limitation however, does not apply to securities of foreign companies that are listed in the United States on a national exchange.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


          [CHART]

U.S. Mid Cap Value Portfolio
Commenced operations on July 17, 1998

 1999    2000    2001     2002     2003
------  ------  ------   -------  ------
19.56%  11.59%  -3.57%   -28.76%  41.57%

High Quarter    6/30/03    22.99%
---------------------------------
Low Quarter     9/30/01   -20.65%
Average Annual Total Returns
(as of 12/31/03)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   7/17/98
      --------------------------------------------------------------------
      U.S. Mid Cap Value Portfolio
      --------------------------------------------------------------------
      Return before Taxes                      41.57%      5.35%     5.20%
      --------------------------------------------------------------------
      Return after Taxes on Distributions/1/   41.56%      3.20%     2.85%
      --------------------------------------------------------------------
      Return after Taxes on Distributions
       and Sale of Fund Shares/1/              27.02%      3.23%     2.98%
      --------------------------------------------------------------------
      S&P MidCap 400 Index (reflects no
       deduction for fees, expenses or
       taxes)/2/                               35.62%      9.22%     9.45%
      --------------------------------------------------------------------
      Russell Midcap Value Index (reflects
       no deduction for fees, expenses or
       taxes)/3/                               38.07%      8.73%     7.41%
      --------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P's MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

/3/The Russell Midcap Value Index measures the performance of those Russell
   Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 100 Value Index. Based on the Portfolio's asset composition, the Adviser believes the Russell Midcap Value Index is a more appropriate benchmark for the Portfolio. The S&P MidCap 400 Index will not be shown in future prospectuses.

  Adviser Class Prospectus

  January 30, 2004

U.S. Small Cap Value Portfolio (formerly, "U.S. Small Cap Core Portfolio")


In order to facilitate the management of the Portfolio, the Fund will suspend the continuous offering of the Portfolio's shares to new investors when assets of the Portfolio reach $595 million (other than assets received by the Portfolio resulting from the proposed merger with the Strategic Small Value Portfolio). As market conditions permit, the Fund may reopen sales of the Portfolio's shares to new investors. Any such offerings of the Portfolio may be limited in amount and may commence and terminate without any prior notice.

Objective
The U.S. Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell 2000 Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued relative to the market place or similar companies. Sector weightings normally are kept within 10% of those of the Russell 2000 Value Index. For example, if the energy sector represents 15% of the Russell 2000 Value Index, then, as a general matter, the energy sector would represent between 5-25% of total Portfolio assets. There are currently more than a dozen sectors represented in the Russell 2000 Value Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuation relative to other investment opportunities or the market place and deteriorating fundamentals.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies traded on a U.S. securities exchange. This policy may be changed with out shareholder approval; however, you would be notified of any changes. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of foreign issuers including emerging markets.

U.S. Small Cap Value Portfolio (formerly, "U.S. Small Cap Core Portfolio") (Cont'd)


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


              [CHART]

U.S. Small Cap Value Portfolio
Commenced operations on January 22, 1999

2000      2001      2002   2003
----     -----     -----  ------
3.27     -7.08    -15.40  38.41%

High Quarter    6/30/03    19.92%
----------------------------------
Low Quarter     9/30/01   -19.56%
Average Annual Total Returns
(as of 12/31/03)

                                                                      Since
                                                             Past Inception
                                                         One Year   1/22/99
    -----------------------------------------------------------------------
    U.S. Small Cap Value Portfolio
    -----------------------------------------------------------------------
    Return before Taxes                                    38.41%     7.31%
    -----------------------------------------------------------------------
    Return after Taxes on Distributions/1/                 38.41%     5.98%
    -----------------------------------------------------------------------
    Return after Taxes on Distributions and Sale of Fund
     Shares/1/                                             24.97%     5.47%
    -----------------------------------------------------------------------
    Russell 2000 Index (reflects no deduction for fees,
     expenses or taxes)/2/                                 47.25%     7.18%
    -----------------------------------------------------------------------
    Russell 2000 Value Index (reflects no deduction for
     fees, expenses or taxes)/3/                           46.03%    12.86%
    -----------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million.

/3/The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Based on the Portfolio's asset composition, the Adviser believes the Russell 2000 Value Index is a more appropriate benchmark for the Portfolio. The Russell 2000 Index will not be shown in future prospectuses.

  Adviser Class Prospectus

  January 30, 2004

Value Portfolio


Objective
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser begins with a universe of companies that have attributes that may qualify them as value companies. The Adviser then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Adviser evaluates the companies relative to competitive and market conditions within each industry. The Adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry. In determining whether securities should be sold, the Adviser considers fair valuations and deteriorating fundamentals.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


              [CHART]

Value Portfolio
Commenced operations on July 17, 1996

1997     1998    1999    2000    2001     2002   2003
-----   -----   -----    -----   ----     ----   ----
22.99   -3.11   -2.34    23.20   4.27   -22.81   34.36%

High Quarter    6/30/03    22.56%
Low Quarter     9/30/02   -23.35%
Average Annual Total Returns
(as of 12/31/03)

                                                                      Since
                                                  Past       Past Inception
                                              One Year Five Years   7/17/96
     ----------------------------------------------------------------------
     Value Portfolio
     ----------------------------------------------------------------------
     Return before Taxes                        34.36%      5.41%     9.14%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/     33.73%      4.33%     7.06%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                    22.28%      4.06%     6.87%
     ----------------------------------------------------------------------
     S&P 500 Index (reflects no deduction for
      fees, expenses or taxes)/2/               28.68%     -0.57%     9.49%
     ----------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

  Adviser Class Prospectus

  January 30, 2004

Core Plus Fixed Income Portfolio


Objective
The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



           [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on November 7, 1996

1997   1998    1999    2000    2001    2002   2003
-----  -----  ------  ------  ------  -----  ------
9.34%  6.63%  -0.84%  10.58%  10.00%  6.38%   5.35%

High Quarter    6/30/97    3.98%
Low Quarter     6/30/99   -1.57%
Average Annual Total Returns
(as of 12/31/03)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years   11/7/96
    ------------------------------------------------------------------------
    Core Plus Fixed Income Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                           5.35%      6.21%     6.66%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/        3.55%      3.67%     3.82%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions and
     Sale of Fund Shares/1/                       3.46%      3.70%     3.89%
    ------------------------------------------------------------------------
    Citigroup Broad Index (reflects no
     deduction for fees, expenses or taxes)/2/    4.21%      6.61%     7.21%
    ------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Adviser Class Prospectus

  January 30, 2004

Investment Grade Fixed Income Portfolio


Objective
The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar denominated securities. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by investment grade securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in investment grade fixed income securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


            [CHART]

Investment Grade Fixed Income Portfolio
Commenced operations on May 20, 2002

2002  2003
----  ----
5.82% 4.37%

High Quarter   9/30/02    2.75%
--------------------------------
Low Quarter   12/31/02    0.45%
Average Annual Total Returns
(as of 12/31/03)

                                                        Since
                                               Past Inception
                                           One Year   5/20/02
-------------------------------------------------------------
Investment Grade Fixed Income Portfolio
-------------------------------------------------------------
Return before Taxes                           4.37%     6.34%
-------------------------------------------------------------
Return after Taxes on Distributions/1/        2.92%     4.43%
-------------------------------------------------------------
Return after Taxes on Distributions
 and Sale of Fund Shares/1/                   2.83%     4.25%
-------------------------------------------------------------
Citigroup Broad Index (reflects no
 deduction for fees, expenses or taxes)/2/    4.21%     7.58%
-------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment./ /

/2/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Adviser Class Prospectus

  January 30, 2004

High Yield Portfolio


Objective
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets of the Portfolio will be invested in high yield securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



               [CHART]
High Yield Portfolio
Commenced operations on January 31, 1997

1998      1999    2000    2001   2002   2003
----      ----   ------  -----   ----   ----
2.83%     7.61%  -10.84% -5.96% -11.36% 27.68%

High Quarter     6/30/03     9.29%
----------------------------------
Low Quarter      9/30/01   -9.18%
Average Annual Total Returns
(as of 12/31/03)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   1/31/97
     ---------------------------------------------------------------------
     High Yield Portfolio
     ---------------------------------------------------------------------
     Return before Taxes                       27.68%      0.42%     2.57%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions/1/    25.01%     -3.46%    -1.46%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                   17.88%     -2.02%    -0.26%
     ---------------------------------------------------------------------
     CS First Boston High Yield Index
      (reflects no deduction for fees,
      expenses or taxes)/2/                    27.94%      6.44%     6.41%
     ---------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

  Adviser Class Prospectus

  January 30, 2004

U.S. Core Fixed Income Portfolio



Objective
The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities issued by U.S. - based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of U.S. issuers. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


          [CHART]

U.S. Core Fixed Income Portfolio
Commenced operations on March 1, 1999

2000       2001   2002   2003
-----     -----   -----  ----
10.30%    10.35%  7.75%  3.84%

High Quarter   12/31/00    4.15%
---------------------------------
Low Quarter     9/30/03    0.36%
Average Annual Total Returns
(as of 12/31/03)

                                                                    Since
                                                           Past Inception
                                                       One Year    3/1/99
      -------------------------------------------------------------------
      U.S. Core Fixed Income Portfolio
      -------------------------------------------------------------------
      Return before Taxes                                 3.84%     6.46%
      -------------------------------------------------------------------
      Return after Taxes on Distributions/1/              2.39%     4.09%
      -------------------------------------------------------------------
      Return after Taxes on Distributions and Sale of
       Fund Shares/1/                                     2.49%     4.02%
      -------------------------------------------------------------------
      Citigroup Broad Index (reflects no deduction for
       fees, expenses or taxes)/2/                        4.21%     7.17%
      -------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Adviser Class Prospectus

  January 30, 2004

Balanced Portfolio


Objective
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates.

Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                  [Chart]

Balanced Portfolio
Commenced operations on November 1, 1996

 1997    1998    1999    2000    2001    2002     2003
------  ------  ------  ------  ------  -------  ------
19.26%  15.09%  15.91%  -0.93%  -5.65%  -13.50%  20.17%

High Quarter     12/31/98     12.08%
------------------------------------
Low Quarter       9/30/02    -11.39%
Average Annual Total Returns
(as of 12/31/03)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years   11/1/96
    ------------------------------------------------------------------------
    Balanced Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                          20.17%      2.41%     6.80%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/       19.23%      0.23%     3.64%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions
     and Sale of Fund Shares/1/                  13.06%      0.87%     4.16%
    ------------------------------------------------------------------------
    S&P 500 Index (reflects no deduction
     for fees, expenses or taxes)/2/             28.68%     -0.57%     8.22%
    ------------------------------------------------------------------------
    Citigroup Broad Index (reflects no
     deduction for fees, expenses or taxes)/3/    4.21%      6.61%     7.29%
    ------------------------------------------------------------------------
    60/40 Blended Index (reflects no
     deduction for fees, expenses or taxes)/4/   18.68%      2.87%     8.47%
    ------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

/4/The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Citigroup Broad Index.

  Adviser Class Prospectus

  January 30, 2004

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2003 (expenses that are deducted from Portfolio assets)

                                                                         Total Annual
                              Management  Distribution     Other  Portfolio Operating
Portfolio                           Fees  (12b-1) Fees  Expenses             Expenses
Equity                             0.500%         0.25%     0.13%                0.88%
--------------------------------------------------------------------------------------
Mid Cap Growth                     0.500          0.25      0.14                 0.89
--------------------------------------------------------------------------------------
U.S. Mid Cap Value                 0.750          0.25      0.13                 1.13
--------------------------------------------------------------------------------------
U.S. Small Cap Value               0.750          0.25      0.14                 1.14
--------------------------------------------------------------------------------------
Value                              0.500          0.25      0.13                 0.88
--------------------------------------------------------------------------------------
Core Plus Fixed Income             0.375          0.25      0.12                 0.75
--------------------------------------------------------------------------------------
Investment Grade Fixed Income      0.375          0.15      0.13                 0.66
--------------------------------------------------------------------------------------
High Yield                         0.450          0.25      0.16                 0.86
--------------------------------------------------------------------------------------
U.S. Core Fixed Income             0.375          0.25      0.13                 0.76*
--------------------------------------------------------------------------------------
Balanced                           0.450          0.25      0.15                 0.85
--------------------------------------------------------------------------------------

  Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
*The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                                   Total Annual Portfolio Operating
                                                      Expenses After Morgan Stanley
                                                         Investment Management Inc.
Portfolio                                            Waiver/Reimbursement & Offsets
U.S. Core Fixed Income Portfolio                                              0.75%
-----------------------------------------------------------------------------------

Fees and Expenses of the Portfolios

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

Portfolio                                       1 Year 3 Years 5 Years 10 Years
Equity                                            $ 90    $281    $488   $1,084
-------------------------------------------------------------------------------
Mid Cap Growth                                      91     284     493    1,096
-------------------------------------------------------------------------------
U.S. Mid Cap Core                                  115     359     622    1,375
-------------------------------------------------------------------------------
U.S. Small Cap Core                                116     362     628    1,386
-------------------------------------------------------------------------------
Value                                               90     281     488    1,084
-------------------------------------------------------------------------------
Core Plus Fixed Income                              77     240     417      930
-------------------------------------------------------------------------------
Investment Grade Fixed Income                       67     211     368      822
-------------------------------------------------------------------------------
High Yield                                          88     274     477    1,061
-------------------------------------------------------------------------------
U.S. Core Fixed Income                              78     243     422      942
-------------------------------------------------------------------------------
Balanced                                            87     271     471    1,049
-------------------------------------------------------------------------------

  Adviser Class Prospectus

  January 30, 2004

Investment Strategies and Related Risks


This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities
Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts ("ADRs"), rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of these Portfolios, companies traded on a U.S. exchange include companies listed on Nasdaq.

ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs
Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as "junk bonds" or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Certain Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

  Adviser Class Prospectus

  January 30, 2004




Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS) are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the SAI. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

  Adviser Class Prospectus

  January 30, 2004

Purchasing Shares


Adviser Class Shares are available to clients of the Adviser with combined investments of $500,000 (minimum additional investment of $1,000) and corporations or other institutions, such as trusts and foundations.

Adviser Class Shares of the Portfolios may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Adviser Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Adviser Class shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Adviser Class Shares of the Portfolios.

Adviser Class Shares of each Portfolio may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Mail
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund Trust, by completing and signing an Account Registration Form provided by JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219 together with a check payable to Morgan Stanley Institutional Fund Trust.

Initial Purchase by Wire
You may purchase Adviser Class Shares of each Portfolio by wiring Federal Funds to the Custodian. You should forward a completed Account Registration Form to JPMorgan in advance of the wire. For all Portfolios notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

JPMorgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments
You may make additional investments of Adviser Class Shares (minimum additional investment of $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to JPMorgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above. For all Portfolios, notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV.

Other Purchase Information
The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares


You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed shares at the NAV next determined after the request is received in good order.

By Mail
Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone
If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

  Adviser Class Prospectus

  January 30, 2004

General Shareholder Information


Valuation of Shares
The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business.

Each Portfolio values its securities at market value. When no market quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The NAV of Adviser Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.

Exchange Privilege
You may exchange each Portfolio's Adviser Class Shares for Adviser Class Shares of other available portfolios of the Fund or for Class B shares of available portfolios of Morgan Stanley Institutional Fund, Inc. based on their respective NAVs. There is no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, JPMorgan Investor Services Company, and mailing it to Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.

Tax Considerations
As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Every January, you will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.


Dividends and Distributions
The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

                Portfolio                     Quarterly Annually
                Equity                                .
                ------------------------------------------------
                Mid Cap Growth                                 .
                ------------------------------------------------
                U.S. Mid Cap Value                             .
                ------------------------------------------------
                U.S. Small Cap Value                           .
                ------------------------------------------------
                Value                                 .
                ------------------------------------------------
                Core Plus Fixed Income                .
                ------------------------------------------------
                Investment Grade Fixed Income         .
                ------------------------------------------------
                High Yield                            .
                ------------------------------------------------
                U.S. Core Fixed Income                .
                ------------------------------------------------
                Balanced                              .
                ------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify the Fund in writing.

  Adviser Class Prospectus

  January 30, 2004


Fund Management


Adviser
Morgan Stanley Investment Management Inc. (the "Adviser"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment Management Inc. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2003, the Adviser, together with its affiliated asset management companies, had approximately $420.8 billion in assets under management, with approximately $170.3 billion in institutional assets.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2003 fiscal year.

The Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to other persons in connection with the sale, distribution and/or servicing of shares of the Portfolios.

Adviser's Rates of Compensation

                                               FY2003             FY2003
                                          Contractual             Actual
      Portfolio                     Compensation Rate  Compensation Rate
      Equity                                    0.500%             0.500%
      -------------------------------------------------------------------
      Mid Cap Growth                            0.500              0.500
      -------------------------------------------------------------------
      U.S. Mid Cap Core                         0.750              0.750
      -------------------------------------------------------------------
      U.S. Small Cap Core                       0.750              0.750
      -------------------------------------------------------------------
      Value                                     0.500              0.500
      -------------------------------------------------------------------
      Core Plus Fixed Income                    0.375              0.375
      -------------------------------------------------------------------
      Investment Grade Fixed Income             0.375              0.375
      -------------------------------------------------------------------
      High Yield                                0.450              0.450
      -------------------------------------------------------------------
      U.S. Core Fixed Income*                   0.375              0.366*
      -------------------------------------------------------------------
      Balanced                                  0.450              0.450
      -------------------------------------------------------------------

*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the U.S. Core Fixed Income Portfolio to keep Total Operating Expenses from exceeding 0.75%.

Portfolio Management
Equity Portfolio
The Portfolio's assets are managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O. Roeder, Executive Director, Thomas Bastian and Sergio Marcheli, Vice Presidents and Vincent E. Vizachero, Senior Associate.

Mid Cap Growth Portfolio
The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include Dennis P. Lynch, Managing Director and David Cohen, Executive Director.

U.S. Mid Cap Value Portfolio
The Portfolio's assets are managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O. Roeder, Executive Director, Thomas Bastian and Sergio Marcheli, Vice Presidents and Vincent E. Vizachero, Senior Associate.

U.S. Small Cap Value Portfolio
The Portfolio's assets are managed by the Small Cap Value Team. Current members of the team include Richard Glass, Executive Director, and Sara Ogiony, Senior Associate.

Value Portfolio
The Portfolio's assets are managed by the Multi-Cap Value Team. Current members of the team include B. Robert Baker, Jr., Managing Director, and Jason S. Leder and Kevin Holt, Executive Directors.

Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio and U.S. Core Fixed Income Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Scott F. Richard, Managing Director and Roberto M. Sella, Managing Director.

High Yield Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Sheila Finnerty, Managing Director, Gordon W. Loery, Executive Director, Joshua Givelber, Vice President, and Chad Liu, Vice President.

Balanced Portfolio
The Portfolio's assets are managed by the Global Asset Allocation Team. Current members of the team include Francine J. Bovich, Managing Director, and Que Nguyen, Executive Director.

Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Distribution Plan
The Fund has adopted a Plan of Distribution for each Portfolio's Adviser Class Shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, each Portfolio pays the Distributor a monthly distribution fee at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Adviser Class Shares. The Distributor may keep any or all of this fee as compensation for its services in connection with distributing Adviser Class Shares or providing shareholder or account maintenance services. The Distributor also may use this fee to pay financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, when applicable, any underlying beneficial owners) of Adviser Class Shares.

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                                                                             33

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each
Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended September 30, 2002 and 2003 has been derived from the Fund's financial statements which were audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are


                                Net Gains or
     Net Asset                        Losses                     Dividend     Capital Gain
         Value          Net    on Securities  Total from    Distributions    Distributions
     Beginning   Investment    (realized and  Investment  (net investment    (realized net
     of Period       Income      unrealized)  Activities          income)           gains)
-------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Adviser Class Operations 1/16/98)
2003   $ 7.17     $ 0.09+++           $1.71       $1.80           ($0.09)              --
2002     9.71       0.05+++           (2.55)      (2.50)           (0.04)              --
2001    17.24       0.06+++           (4.78)      (4.72)           (0.06)          ($2.75)
2000    19.79       0.01+++            3.53        3.54            (0.02)           (6.07)
1999    20.42       0.11               5.21        5.32            (0.12)           (5.83)
-------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Adviser Class Operations 1/31/97)
2003   $11.45     $(0.08)+++          $3.76       $3.68               --               --
2002    14.59      (0.09)+++          (3.05)      (3.14)              --               --
2001    34.79      (0.10)            (16.24)     (16.34)              --           ($3.86)
2000    25.59      (0.09)             13.56       13.47               --            (4.27)
1999    18.55      (0.05)             10.58       10.53               --            (3.49)
-------------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio (Commencement of Adviser Class Operations 7/17/98)
2003   $13.44    ($ 0.02)+++          $4.53       $4.51               --               --
2002    16.87      (0.05)+++          (3.38)      (3.43)              --               --
2001    25.02      (0.01)+++          (4.88)      (4.89)          ($0.04)          ($3.22)
2000    21.86       0.01+++            5.76        5.77            (0.04)           (2.57)
1999    18.12       0.07+++            5.01        5.08            (0.03)           (1.31)
-------------------------------------------------------------------------------------------
U.S. Small Cap Value Portfolio (Commencement of Adviser Class Operations 1/22/99)
2003   $14.01     $ (0.01)+++         $4.18       $4.17           ($0.02)              --
2002    15.13       0.02+++           (1.11)      (1.09)           (0.00)++        ($0.03)
2001    21.15       0.05+++           (4.34)      (4.29)           (0.03)           (1.70)
2000    18.62       0.04+++            4.02        4.06            (0.13)           (1.40)
1999    17.32       0.06+++            1.24        1.30               --               --
-------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Adviser Class Operations 07/17/96)
2003   $10.63     $ 0.16+++           $2.99       $3.15           ($0.16)              --
2002    13.78       0.12+++           (3.14)      (3.02)           (0.13)              --
2001    12.83       0.15+++            0.94        1.09            (0.14)              --
2000    13.57       0.13+++            0.94        1.07            (0.15)          ($1.66)
1999    15.13       0.17+++            1.12        1.29            (0.24)           (2.61)
-------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Adviser Class Operations 11/07/96)
2003   $11.81     $ 0.36+++           $0.32       $0.68           ($0.64)          ($0.15)
2002    11.83       0.52+++            0.15        0.67            (0.69)              --
2001    11.24       0.71               0.63        1.34            (0.75)              --
2000    11.26       0.75+++           (0.02)       0.73            (0.75)              --
1999    12.23       0.74+++           (0.72)       0.02            (0.69)           (0.30)
-------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio (Commencement of Adviser Class Operations 5/20/02)
2003   $11.57     $ 0.32+++           $0.22       $0.54           ($0.53)          ($0.05)
2002    11.18       0.34+++            0.15        0.49            (0.10)              --

  Adviser Class Prospectus

  January 30, 2004

incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2003 Annual Reports to Shareholders. Past performance does not indicate future results. The financial highlights for the fiscal years ended September 30, 2002 and 2003 have been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants.


                                      Net Assets    Ratio of    Ratio of
                  Net Asset               End of    Expenses  Net Income   Portfolio
        Total         Value    Total      Period  to Average  to Average    Turnover
Distributions End of Period   Return (thousands) Net Assets+  Net Assets        Rate
--------------------------------------------------------------------------------------

      ($0.09)        $ 8.88  25.35%     $    683        0.88%       1.10%         59%
       (0.04)          7.17 (25.83)          601        0.91        0.53          93
       (2.81)          9.71 (30.81)        1,063        0.86        0.48         160
       (6.09)         17.24  19.58         5,039        0.86        0.04         211
       (5.95)         19.79  29.80         2,123        0.87        0.34         103
--------------------------------------------------------------------------------------

           --        $15.13  32.14%     $531,571        0.89%      (0.62%)       180%
           --         11.45 (21.52)      386,206        0.90       (0.60)        221
           --         14.59 (50.91)      656,786        0.86       (0.50)        145
      ($4.27)         34.79  56.24       979,694        0.87       (0.46)        169
       (3.49)         25.59  63.87       263,312        0.88       (0.31)        208
--------------------------------------------------------------------------------------

           --        $17.95  33.56%     $ 84,733        1.13%      (0.12%)       138%
           --         13.44 (20.33)       99,553        1.14       (0.30)        145
      ($3.26)         16.87 (21.40)      105,479        1.11       (0.03)        176
       (2.61)         25.02  29.12        98,588        1.12        0.03         226
       (1.34)         21.86  29.12        40,636        1.12        0.33         244
--------------------------------------------------------------------------------------

      ($0.02)        $18.16  29.76%     $ 64,391        1.14%      (0.04%)       159%
       (0.03)         14.01  (7.22)       51,964        1.14        0.10         118
       (1.73)         15.13 (21.46)       55,259        1.11        0.26         157
       (1.53)         21.15  22.83        47,708        1.11        0.18         193
           --         18.62   7.51**      16,117        1.11*       0.45*        251**
--------------------------------------------------------------------------------------
      ($0.16)        $13.62  29.87%     $622,230        0.88%       1.32%         65%
       (0.13)         10.63 (22.17)      534,668        0.89        0.84          42
       (0.14)         13.78   8.49       805,799        0.87        0.99          38
       (1.81)         12.83   9.31       301,497        0.86        1.05          50
       (2.85)         13.57   8.10       254,483        0.88        1.10          53
--------------------------------------------------------------------------------------

      ($0.79)        $11.70   5.99%     $211,260        0.75%       3.14%         92%
       (0.69)         11.81   6.01       200,034        0.75        4.44         110
       (0.75)         11.83  12.43       176,849        0.73        6.20         111
       (0.75)         11.24   6.79       144,754        0.73        6.78          62
       (0.99)         11.26   0.07       141,709        0.73        6.38         103
--------------------------------------------------------------------------------------

      ($0.58)        $11.53   4.87%     $  1,581        0.66%       2.81%         81%
       (0.10)         11.57   4.40**       1,714        0.66*       4.00*         93**

                              Net Gains or
     Net Asset                      Losses                     Dividend
         Value        Net    on Securities  Total from    Distributions          Capital Gain
     Beginning Investment    (realized and  Investment  (net investment         Distributions
     of Period     Income      unrealized)  Activities          income)  (realized net gains)
----------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Adviser Class Operations 1/31/97)
2003    $ 4.40      $0.42+++         $0.78       $1.20           ($0.29)                   --
2002      5.72       0.54+++         (1.15)      (0.61)           (0.71)                   --
2001      7.85       0.72+++         (1.92)      (1.20)           (0.93)                   --
2000      8.76       0.87+++         (0.88)      (0.01)           (0.90)                   --
1999      8.99       0.84+++         (0.11)       0.73            (0.77)               ($0.19)
----------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Adviser Class Operations 3/01/99)
2003    $11.42      $0.29+++         $0.19       $0.48           ($0.48)               ($0.20)
2002     11.10       0.41+++          0.43        0.84            (0.52)                   --
2001     10.43       0.62+++          0.72        1.34            (0.67)                   --
2000     10.53       0.68+++         (0.11)       0.57            (0.67)                   --
1999     10.85       0.39            (0.43)      (0.04)           (0.28)                   --
----------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Adviser Class Operations 11/01/96)
2003    $ 8.77      $0.18+++         $1.46       $1.64           ($0.28)                   --
2002     10.57       0.22+++         (1.74)      (1.52)           (0.28)                   --
2001     13.34       0.33+++         (2.09)      (1.76)           (0.34)               ($0.67)
2000     13.80       0.41+++          1.44        1.85            (0.42)                (1.89)
1999     13.43       0.42+++          1.71        2.13            (0.40)                (1.36)
----------------------------------------------------------------------------------------------


Notes to the Financial Highlights
 *Annualized.
**Not annualized.
 +For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets.
  If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.
+++Per share amounts for the year are based on average shares outstanding.

       -----------------------------------------------------------------------------------------------
                                     Ratio of Expenses to Average Net Assets including Expense Offsets and/or Refund of Filing Fees:
       -----------------------------------------------------------------------------------------------
       Portfolio                       1998       1999       2000       2001       2002       2003
       Equity                        0.82*%      0.85%      0.86%      0.86%      0.91%      0.87%
       -----------------------------------------------------------------------------------------------
       Mid Cap Growth                0.84        0.86       0.86       0.85       0.89       0.88
       -----------------------------------------------------------------------------------------------
       U.S. Mid Cap Value            1.17*       1.11       1.10       1.10       1.14       1.12
       -----------------------------------------------------------------------------------------------
       U.S. Small Cap Value            --        1.10*      1.10       1.11       1.14       1.14
       -----------------------------------------------------------------------------------------------
       Value                         0.84        0.87       0.85       0.86       0.89       0.87
       -----------------------------------------------------------------------------------------------
       Core Plus Fixed Income        0.72        0.72       0.72       0.72       0.75       0.75
       -----------------------------------------------------------------------------------------------
       Investment Grade Fixed Income 0.49        0.47       0.48       0.50       0.66*      0.66
       -----------------------------------------------------------------------------------------------
       High Yield                    0.73        0.73       0.80       0.82       0.83       0.85
       -----------------------------------------------------------------------------------------------
       U.S. Core Fixed Income          --        0.74*      0.75       0.75       0.75       0.75
       -----------------------------------------------------------------------------------------------
       Balanced                      0.82        0.82       0.82       0.83       0.84       0.85
       -----------------------------------------------------------------------------------------------

*Annualized.
 ++For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets including these waived and/or reimbursed amounts are listed below

  Adviser Class Prospectus

  January 30, 2004



              Net Asset            Net Assets    Ratio of      Ratio of
                  Value                End of    Expenses    Net Income  Portfolio
        Total    End of     Total      Period  to Average    to Average   Turnover
Distributions    Period    Return (thousands) Net Assets+    Net Assets       Rate
------------------------------------------------------------------------------------

       ($029)    $ 5.31  28.54%       $13.936        0.86%         8.80%        97%
       (0.71)      4.40 (12.24)        13,178        0.84          9.88         79
       (0.93)      5.72 (16.62)        95,483        0.83         11.03         67
       (0.90)      7.85  (0.42)        22,781        0.81         10.34         55
       (0.96)      8.76   8.44         13,701        0.74          9.29         45
------------------------------------------------------------------------------------

      ($0.68)    $11.22   4.28%       $10,585        0.75%++       2.57%       109%
       (0.52)     11.42   7.85          9,054        0.75++        3.64         86
       (0.67)     11.10  13.29          4,635        0.75          5.72         86
       (0.67)     10.43   5.68          1,625        0.76++        6.61         51
       (0.28)     10.53  (0.40)**       1,192        0.75*         6.73*       115**
------------------------------------------------------------------------------------

      ($0.28)    $10.13  19.12%       $59,254        0.85%         1.92%        84%
       (0.28)      8.77 (14.76)        51,761        0.84          2.12        133
       (1.01)     10.57 (13.79)        57,172        0.84          2.77        157
       (2.31)     13.34  14.46         33,928        0.83          3.04        162
       (1.76)     13.80  16.76         29,210        0.83          2.97        111
------------------------------------------------------------------------------------




                            ------------------------------------------------------------------------------
                                                   Ratio of Expenses to Average Net Assets Before Expenses
                                                   Waived/Reimbursed by Adviser:
                            ------------------------------------------------------------------------------
                            Portfolio               1999        2000       2001       2002       2003
                            U.S. Core Fixed Income 0.74%       0.76%      0.75%      0.78%      0.76%
                            ------------------------------------------------------------------------------

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 30, 2004, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
call 1-800-548-7786

Prices and Investment Results are available at www.morganstanley.com/im.

[LOGO] Morgan Stanley

  Investment Class Prospectus

  January 30, 2004

[LOGO] Morgan Stanley

Morgan Stanley Institutional Fund Trust


           Equity Portfolios

           Equity Portfolio
           U.S. Mid Cap Value Portfolio (formerly, "U.S. Mid Cap Core
           Portfolio")
           Value Portfolio

           Fixed Income Portfolios

           Core Plus Fixed Income Portfolio
           High Yield Portfolio
           U.S. Core Fixed Income Portfolio

           Balanced Portfolios

           Balanced Portfolio
Shareholder Services:
1-800-548-7786
--------------------------------------------------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 26 different investment portfolios, 7 of which are described in this prospectus. Morgan Stanley Investment Management Inc. (the "Adviser") is the Fund's investment adviser. This prospectus offers Investment Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Investment Class Prospectus

  January 30, 2004

Table of Contents

                                                               Page

            Equity Portfolios
            -------------------------------------------------------
            Equity                                                1
            -------------------------------------------------------
            U.S. Mid Cap Value (formerly, "U.S. Mid Cap Core")    3
            -------------------------------------------------------
            Value                                                 5
            -------------------------------------------------------

            Fixed Income Portfolios
            -------------------------------------------------------
            Core Plus Fixed Income                                7
            -------------------------------------------------------
            High Yield                                            9
            -------------------------------------------------------
            U.S. Core Fixed Income                               11
            -------------------------------------------------------

            Balanced Portfolios
            -------------------------------------------------------
            Balanced                                             13
            -------------------------------------------------------

            Fees and Expenses of the Portfolios                  15
            -------------------------------------------------------
            Investment Strategies and Related Risks              16
            -------------------------------------------------------
            Purchasing Shares                                    20
            -------------------------------------------------------
            Redeeming Shares                                     21
            -------------------------------------------------------
            General Shareholder Information                      22
            -------------------------------------------------------
            Fund Management                                      24
            -------------------------------------------------------
            Financial Highlights                                 26
            -------------------------------------------------------

  Investment Class Prospectus

  January 30, 2004

Equity Portfolio (Not currently open in the Investment Class)

Objective
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of small companies. The Portfolio may invest up to 25% of its total assets in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar

U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



                                    [CHART]


Equity Portfolio
Commenced operations on April 10, 1996

 1997    1998    1999    2000     2001    2002     2003
------  ------  ------  ------  -------  -------  ------
25.58%  19.52%  28.57%  -9.41%  -17.03%  -26.31%   32.38%

High Quarter  12/31/98   21.29%
-------------------------------
Low Quarter    9/30/98  -14.45%



Average Annual Total Returns
(as of 12/31/03)

                                                                      Since
                                                  Past       Past Inception
                                              One Year Five Years   4/10/96
     ----------------------------------------------------------------------
     Equity Portfolio
     ----------------------------------------------------------------------
     Return before Taxes                        32.38%     -1.11%    12.15%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/     31.76%     -3.96%     8.72%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                    21.00%     -2.00%     9.19%
     ----------------------------------------------------------------------
     S&P 500 Index (reflects no deduction for
      fees, expenses or taxes)/2/               28.68%     -0.57%     9.25%
     ----------------------------------------------------------------------
     Russell 1000 Value Index (reflects no
      deduction for fees, expenses or
      taxes)/3/                                 30.03%      3.56%    10.65%
     ----------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart shows the Portfolio's Investment Class Shares performance year-by-year, during the period the Portfolio was operational, April 10, 1996-June 1, 2000. Performance for the period 6/1/00 to 12/31/00 is based on the performance of the Portfolio's Institutional Class Shares, modified to reflect the fee structure of the Investment Class Shares. Performance is based on the performance of the Institutional Class Shares. The table shows the Portfolio's Institutional Class Shares performance for the 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Investment Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

  Investment Class Prospectus

  January 30, 2004

U.S. Mid Cap Value Portfolio (formerly, "U.S. Mid Cap Core Portfolio")

Objective
The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of companies traded on a U.S. securities exchange with capitalizations within the range of companies included in the Russell Midcap Value Index. This policy may be changed without shareholder approval; however, you would be notified of any changes. As of December 31, 2003 these market capitalizations range between $695 million and $14 billion. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. This percentage limitation however, does not apply to securities of foreign companies that are listed in the United States on a national exchange.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]

U.S. Mid Cap Value Portfolio
Commenced operations on May 10, 1996

 1995    1996    1997    1998    1999    2000    2001      2002    2003
------  ------  ------  ------  ------  ------  ------   -------  -------
32.71%  40.77%  39.59%  16.05%  19.82%  11.94%  -3.38%   -28.63%   41.70%

High Quarter    6/30/03    23.08%
---------------------------------
Low Quarter     9/30/01   -20.57%


Average Annual Total Returns
(as of 12/31/03)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   5/10/96
      --------------------------------------------------------------------
      U.S. Mid Cap Value Portfolio
      --------------------------------------------------------------------
      Return before Taxes                      41.70%      5.45%    12.81%
      --------------------------------------------------------------------
      Return after Taxes on Distributions/1/   41.66%      3.29%     9.98%
      --------------------------------------------------------------------
      Return after Taxes on Distributions
       and Sale of Fund Shares/1/              27.10%      3.30%     9.42%
      --------------------------------------------------------------------
      S&P MidCap 400 Index (reflects no
       deduction for fees, expenses or
       taxes)/2/                               35.62%      9.22%    13.71%
      --------------------------------------------------------------------
      Russell Midcap Value Index (reflects
       no deduction for fees, expenses or
       taxes)/3/                               38.07%      8.73%    12.30%
      --------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

/3/The Russell Midcap Value Index measures the performance of those Russell
   Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Based on the Portfolio's asset composition, the Adviser believes the Russell Midcap Value Index is a more appropriate benchmark for the Portfolio. The S&P MidCap 400 Index will not be shown in future prospectuses.

  Investment Class Prospectus

  January 30, 2004

Value Portfolio

Objective
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in common stocks of companies wi\th capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Process
The Adviser begins with a universe of companies that have attributes that may qualify them as value companies. The Adviser then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Adviser evaluates the companies relative to competitive and market conditions within each industry. The Adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry. In determining whether securities should be sold, the Adviser considers fair valuations and deteriorating fundamentals.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]
Value Portfolio
Commenced operations on May 6, 1996

 1997   1998   1999    2000     2001    2002     2003
------  -----  -----  -------  ------  -------  ------
23.18% -3.02% -2.25%  23.29%    4.42%  -22.74%   34.48%

High Quarter    6/30/03  22.57%
-------------------------------
Low Quarter     9/30/02 -23.34%



Average Annual Total Returns
(as of 12/31/03)

                                                                      Since
                                                  Past       Past Inception
                                              One Year Five Years    5/6/96
     ----------------------------------------------------------------------
     Value Portfolio
     ----------------------------------------------------------------------
     Return before Taxes                        34.48%      5.51%     8.23%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/     33.82%      4.40%     5.98%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                    22.35%      4.13%     5.87%
     ----------------------------------------------------------------------
     S&P 500 Index (reflects no deduction for
      fees, expenses or taxes)/2/               28.68%     -0.57%     9.16%
     ----------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

  Investment Class Prospectus

  January 30, 2004

Core Plus Fixed Income Portfolio

Objective
The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates.

Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on October 15, 1996

1997   1998    1999    2000    2001   2002   2003
-----  -----  ------  ------  ------  -----  ----
9.52%  6.72%  -0.73%  10.63%  10.21%  6.46%  5.48%

High Quarter    6/30/97          3.98%
--------------------------------------
Low Quarter     6/30/99         -1.66%



Average Annual Total Returns
(as of 12/31/03)

                                                                        Since
                                                    Past       Past Inception
                                                One Year Five Years  10/15/96
   --------------------------------------------------------------------------
   Core Plus Fixed Income Portfolio
   --------------------------------------------------------------------------
   Return before Taxes                             5.48%      6.33%     7.02%
   --------------------------------------------------------------------------
   Return after Taxes on Distributions/1/          3.66%      3.75%     4.15%
   --------------------------------------------------------------------------
   Return after Taxes on Distributions and Sale
    of Fund Shares/1/                              3.54%      3.77%     4.19%
   --------------------------------------------------------------------------
   Citigroup Broad Index (reflects no
    deduction for fees, expenses or taxes)/2/      4.21%      6.61%     7.43%
   --------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Investment Class Prospectus

  January 30, 2004

High Yield Portfolio


Objective
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in high yield securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]

High Yield Portfolio
Commenced operations on May 21, 1996

 1997   1998   1999    2000     2001    2002    2003
------  -----  -----  -------  ------  ------- -----
15.73%  2.94%  7.73%  -10.66%  -5.91%  -11.35% 27.74%

High Quarter    6/30/03   9.50%
-------------------------------
Low Quarter     9/30/01  -9.14%

Average Annual Total Returns
(as of 12/31/03)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years   5/21/96
    ------------------------------------------------------------------------
    High Yield Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                          27.74%      0.51%     3.94%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/       25.12%     -3.39%    -0.18%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions and
     Sale of Fund Shares/1/                      17.92%     -1.96%     0.84%
    ------------------------------------------------------------------------
    CS First Boston High Yield Index (reflects
     no deduction for fees, expenses or
     taxes)/2/                                   27.94%      6.44%     7.12%
    ------------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

  Investment Class Prospectus

  January 30, 2004

U.S. Core Fixed Income Portfolio (Not currently open in the Investment Class)


Objective
The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities issued by U.S. - based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of U.S. issuers. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



                                    [CHART]

U.S. Core Fixed Income Portfolio
Commenced operations on September 29, 1987

 1994    1995   1996   1997   1998    1999    2000    2001   2002   2003
------  ------  -----  -----  -----  ------  ------  ------  -----  -----
-3.89%  18.85%  3.89%  9.62%  7.23%  -1.64%  10.50%  10.58%  8.07%  4.08%

High Quarter    6/30/95     6.05%
---------------------------------
Low Quarter     3/31/94    -2.07%



Average Annual Total Returns
(as of 12/31/03)

                                                                       Since
                                         Past       Past      Past Inception
                                     One Year Five Years Ten Years   9/29/87
    ------------------------------------------------------------------------
    U.S. Core Fixed Income Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                 4.08%      6.22%     6.55%     8.69%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/                   2.54%      3.87%     4.15%     5.83%
    ------------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of Fund
     Shares/1/                          2.64%      3.83%     4.09%     5.77%
    ------------------------------------------------------------------------
    Citigroup Broad Index (reflects
     no deduction for fees,
     expenses or taxes)/2/              4.21%      6.61%     6.96%     8.59%
    ------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The Investment Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Investment Class Prospectus

  January 30, 2004

Balanced Portfolio


Objective
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                  [CHART]

Balanced Portfolio
Commenced operations on April 3, 1997

 1998    1999    2000    2001    2002    2003
------  ------  ------  ------  -------  ----
15.09%  16.09%  -0.87%  -5.57%  -13.72%  20.22%

High Quarter  12/31/98   12.08%
-------------------------------
Low Quarter    9/30/02  -11.35%

Average Annual Total Returns
(as of 12/31/03)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years    4/3/97
    ------------------------------------------------------------------------
    Balanced Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                          20.22%      2.42%     6.55%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/       19.27%      0.23%     3.69%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions and
     Sale of Fund Shares/1/                      13.09%      0.88%     4.13%
    ------------------------------------------------------------------------
    S&P 500 Index (reflects no deduction for
     fees, expenses or taxes)/2/                 28.68%     -0.57%     7.58%
    ------------------------------------------------------------------------
    Citigroup Broad Index (reflects no
     deduction for fees, expenses or taxes)/3/    4.21%      6.61%     7.67%
    ------------------------------------------------------------------------
    60/40 Blended Index (reflects no
     deduction for fees, expenses or taxes)/4/   18.68%      2.87%     8.28%
    ------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Investment Class performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to indices of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

/4/The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Citigroup Broad Index.

  Investment Class Prospectus

  January 30, 2004

Fees & Expenses of the Portfolios

The Portfolios do not charge any sales load or other fees when you purchase or redeem shares.



The example assumes that you invest $10,000 in each portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The example assumes that your investments has a 5% return each year and that each portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2003 (expenses that are deducted from Portfolio assets)

                                                  Shareholder                   Total Annual
                         Management  Distribution   Servicing     Other  Portfolio Operating
Portfolio                      Fees  (12b-1) Fees         Fee  Expenses             Expenses
Equity++                      0.500%         None        0.15%     0.12%                0.77%
---------------------------------------------------------------------------------------------
U.S. Mid Cap Value            0.750          None        0.15      0.13                 1.03
---------------------------------------------------------------------------------------------
Value                         0.500          None        0.15      0.13                 0.78
---------------------------------------------------------------------------------------------
Core Plus Fixed Income        0.375          None        0.15      0.12                 0.65
---------------------------------------------------------------------------------------------
High Yield                    0.450          None        0.15      0.16                 0.76
---------------------------------------------------------------------------------------------
U.S. Core Fixed Income++      0.375          None        0.15      0.12                 0.65*
---------------------------------------------------------------------------------------------
Balanced                      0.450          None        0.15      0.15                 0.75
---------------------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
 *The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.
++As of the fiscal year ended September 30, 2003, the Investment Class of shares of the Portfolio was not operational. Other Expenses are based on estimated amounts.

                                                           Total Annual Portfolio Operating Expenses
                                                           Morgan Stanley Investment Management Inc.
Portfolio                                                             Waiver/Reimbursement & Offsets
U.S. Core Fixed Income Portfolio++                                                              0.50%
-----------------------------------------------------------------------------------------------------

Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

Portfolio                                                    1 Year 3 Years 5 Years 10 Years
Equity++                                                      $ 79   $246    $ --    $   --
--------------------------------------------------------------------------------------------
U.S. Mid Cap Value                                             105    328     569     1,259
--------------------------------------------------------------------------------------------
Value                                                           80    249     433       966
--------------------------------------------------------------------------------------------
Core Plus Fixed Income                                          66    208     362       810
--------------------------------------------------------------------------------------------
High Yield                                                      78    243     422       942
--------------------------------------------------------------------------------------------
U.S. Core Fixed Income++                                        66    208      --        --
--------------------------------------------------------------------------------------------
Balanced                                                        77    240     417       930
--------------------------------------------------------------------------------------------

++As of the fiscal year ended September 30, 2003, the Investment Class of shares of the Portfolio was not operational.

Investment Strategies and Related Risks


This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities
Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts ("ADRs") , rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of these Portfolios, companies traded on a U.S. exchange include companies listed on Nasdaq.

ADRs are U.S.-dollar denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs
Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

  Investment Class Prospectus

  January 30, 2004


High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as "junk bonds" or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Certain Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities,

Investment Class Prospectus

  January 30, 2004



may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and
(iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the SAI. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Purchasing Shares


Investment Class Shares are available to clients of the Adviser with combined investments of $1,000,000 (minimum additional investment of $1,000) and corporations or other institutions, such as trusts and foundations.

Investment Class Shares of the Portfolios may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Investment Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

Investment Class Shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Investment Class Shares of the Portfolios.

Investment Class Shares of each Portfolio may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Initial Purchase by Mail
You may open an account, subject to acceptance by Morgan Stanley Institutional Fund Trust, by completing and signing an Account Registration Form provided by JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire
You may purchase Investment Class Shares of each Portfolio by wiring Federal Funds to the Custodian. You should forward a completed Account Registration Form to JPMorgan in advance of the wire. For all Portfolios, notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

JPMorgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments
You may make additional investments of Investment Class Shares (minimum additional investment of $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to JPMorgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above. For all Portfolios, notification must be given to JPMorgan at 1-800-548-7786 prior to the determination of NAV.

Other Purchase Information
The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase

  Investment Class Prospectus

  January 30, 2004

Purchasing Shares (Cont'd)


orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.


Redeeming Shares


You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed at the net asset value (NAV) next determined after we receive your redemption request in good order.

By Mail
Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone
If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed, or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

General Shareholder Information


Valuation of Shares
The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business.

Each Portfolio values its securities at market value. When no market quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The NAV of Investment Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.

Exchange Privilege
You may exchange each Portfolio's Investment Class Shares for Investment Class Shares of other available portfolios of the Fund based on their respective
NAVs. There is no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, JPMorgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.


Tax Considerations
As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income taxes.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Every January, you will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

  Investment Class Prospectus

  January 30, 2004




Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.


Dividends and Distributions
The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

Portfolio                                                  Quarterly Annually
Equity                                                             .
-----------------------------------------------------------------------------
U.S. Mid Cap Value                                                          .
-----------------------------------------------------------------------------
Value                                                              .
-----------------------------------------------------------------------------
Core Plus Fixed Income                                             .
-----------------------------------------------------------------------------
High Yield                                                         .
-----------------------------------------------------------------------------
U.S. Core Fixed Income                                             .
-----------------------------------------------------------------------------
Balanced                                                           .
-----------------------------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify the Fund in writing.

Fund Management


Adviser
Morgan Stanley Investment Management Inc. (the "Adviser"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment Management Inc. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2003, the Adviser, together with its affiliated asset management companies, had approximately $420.8 billion in assets under management, with approximately $170.3 billion in institutional assets.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table on the following page shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2003 fiscal year.

The Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to other persons in connection with the sale, distribution and/or servicing of shares of the Portfolios.

Adviser's Rates of Compensation

                                                     FY 2003            FY 2003
                                                 Contractual             Actual
Portfolio                                  Compensation Rate  Compensation Rate
Equity                                                 0.500%             0.500%
--------------------------------------------------------------------------------
U.S. Mid Cap Value                                     0.750              0.750
--------------------------------------------------------------------------------
Value                                                  0.500              0.500
--------------------------------------------------------------------------------
Core Plus Fixed Income                                 0.375              0.375
--------------------------------------------------------------------------------
High Yield                                             0.450              0.450
--------------------------------------------------------------------------------
U.S. Core Fixed Income                                 0.375              0.366*
--------------------------------------------------------------------------------
Balanced                                               0.450              0.450
--------------------------------------------------------------------------------

*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the U.S. Core Fixed Income Portfolio to keep the Total Operating Expenses from exceeding 0.50%.


Portfolio Management

Equity Portfolio
The Portfolio's assets are managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O. Roeder, Executive Director, Thomas Bastian and Sergio Marcheli, Vice Presidents, and Vincent E. Vizachero, Senior Associate.

U.S. Mid Cap Value Portfolio
The Portfolio's assets are managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, James O. Roeder, Executive Director, Thomas Bastian and Sergio Marcheli, Vice Presidents, and Vincent E. Vizachero, Senior Associate.

Value Portfolio
The Portfolio's assets are managed by the Multi-Cap Value Team. Current members of the team include B. Robert Baker, Jr., Managing Director, and Jason S. Leder and Kevin Holt, Executive Directors.

Core Plus Fixed Income Portfolio and U.S. Core Fixed Income Portfolio
The Portfolios' assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Scott F. Richard, Managing Director and Roberto M. Sella, Managing Director.

  Investment Class Prospectus

  January 30, 2004




High Yield Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Sheila Finnerty, Managing Director, Gordon W. Loery, Executive Director, Joshua Givelber, Vice President, and Chad Liu, Vice President.

Balanced Portfolio
The Portfolio's assets are managed by the Global Asset Allocation Team. Current members of the team include Francine J. Bovich, Managing Director, and Que Nguyen, Executive Director.

Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Service Plan
The Fund has adopted a Service Plan (the "Service Plan") for each Portfolio's Investment Class Shares. Under the Service Plan, each Portfolio pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to Investment Class Shares. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class Shares. Shareholder servicing fees are separate fees of the Investment Class Shares of each Portfolio and will reduce the net investment income and total return of the Investment Class Shares of these Portfolios.

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended September 30, 2002 and 2003 has been derived from the Fund's financial statements which were audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2003 Annual Reports to Shareholders.

                                  Net Gains or
        Net Asset                    Losses on                     Dividend   Capital Gain
           Value-         Net       Securities  Total from    Distributions  Distributions
        Beginning  Investment    (realized and  Investment  (net investment      (realized
        of Period      Income      unrealized)  Activities          income)     net gains)
-------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Investment Class Operations 4/10/96 through 6/01/00)
2003#      $ 7.18     $ 0.11+++          $1.72       $1.83           ($0.11)            --
2002#        9.75       0.08+++          (2.57)      (2.49)           (0.08)            --
2001#       17.28       0.09+++          (4.78)      (4.69)           (0.09)         (2.75)
2000***     19.80       0.01              3.21        3.22            (0.02)         (6.07)
1999        20.42       0.07              5.27        5.34            (0.13)         (5.83)
-------------------------------------------------------------------------------------------
US Mid Cap Value (Commencement of Investment Class Operations 5/10/96)
2003       $13.43    ($ 0.01)+++         $4.53       $4.52               --             --
2002        16.83      (0.03)+++         (3.37)      (3.40)              --             --
2001        24.97       0.01+++          (4.88)      (4.87)          ($0.05)        ($3.22)
2000        21.80       0.03+++           5.75        5.78            (0.04)         (2.57)
1999        18.05       0.09+++           5.00        5.09            (0.03)         (1.31)
-------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Investment Class Operations 5/06/96)
2003       $10.65     $ 0.17+++          $3.00       $3.17           ($0.17)            --
2002        13.80       0.14+++          (3.15)      (3.01)           (0.14)            --
2001        12.86       0.16+++           0.93        1.09            (0.15)            --
2000        13.58       0.15+++           0.94        1.09            (0.15)        ($1.66)
1999        15.15       0.19+++           1.12        1.31            (0.27)         (2.61)
-------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
2003       $11.81     $ 0.37+++          $0.33       $0.70           ($0.65)        ($0.15)
2002        11.84       0.53+++           0.16        0.69           ($0.72)            --
2001        11.25       0.72              0.64        1.36            (0.77)            --
2000        11.27       0.76+++          (0.03)       0.73            (0.75)            --
1999        12.22       0.76+++          (0.72)       0.04            (0.69)        ($0.30)
-------------------------------------------------------------------------------------------

  Investment Class Prospectus

  January 30, 2004


The Investment Class Shares of the U.S. Core Fixed Income Portfolio had not commenced operations as of September 30, 2003. Therefore, Institutional Class Share financial information is provided to investors for informational purposes only and should be referred to as a historical guide to the Portfolio's operations and expenses. Past performance does not indicate future results. The financial highlights for the fiscal years ended September 30, 2002 and 2003 have been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants.

                                    Net Assets-    Ratio of    Ratio of
                  Net Asset              End of    Expenses  Net Income   Portfolio
        Total        Value-   Total      Period  to Average  to Average    Turnover
Distributions End of Period  Return (thousands) Net Assets+  Net Assets        Rate
------------------------------------------------------------------------------------
      ($0.11)        $ 8.90  25.78%    $150,432        0.63%       1.35%         59%
       (0.08)          7.18 (25.71)     171,698        0.66        0.78          93
       (2.84)          9.75 (30.58)     403,062        0.62        0.71         160
       (6.09)         16.93  10.30           --        0.76*       0.08*        211
       (5.96)         19.80  29.92          986        0.77        0.52         103
------------------------------------------------------------------------------------
           --        $17.95  33.66%    $ 13,004        1.03%      (0.02%)       138%
           --         13.43 (20.20)      33,100        1.04       (0.20)        145
      ($3.27)         16.83 (21.36)      46,063        1.01        0.05         176
       (2.61)         24.97  29.25       29,593        1.02        0.14         226
       (1.34)         21.80  29.30       25,197        1.02        0.42         244
------------------------------------------------------------------------------------
      ($0.17)        $13.65  30.06%    $ 26,169        0.78%       1.42%         65%
       (0.14)         10.65 (22.06)      19,440        0.79        0.94          42
       (0.15)         13.80   8.46       19,552        0.77        1.08          38
       (1.81)         12.86   9.50        4,069        0.76        1.19          50
       (2.88)         13.58   8.20        9,673        0.78        1.25          53
------------------------------------------------------------------------------------
      ($0.80)        $11.70   6.07%    $114,509        0.65%       3.24%         92%
       (0.72)         11.81   6.08       83,308        0.65        4.54         110
       (0.77)         11.84  12.59       74,905        0.63        6.28         111
       (0.75)         11.25   6.84       63,944        0.63        6.89          62
       (0.99)         11.27   0.24       39,165        0.63        6.50         103
------------------------------------------------------------------------------------

                                 Net Gains or
        Net Asset                   Losses on                     Dividend   Capital Gain
           Value-        Net       Securities  Total from    Distributions  Distributions
        Beginning Investment    (realized and  Investment  (net investment      (realized
        of Period     Income      unrealized)  Activities          income)     net gains)
------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Investment Class Operations 5/21/96)
2003       $ 4.41      $0.45+++         $0.76       $1.21           ($0.31)            --
2002         5.75       0.53+++         (1.16)      (0.63)          ($0.71)            --
2001         7.87       0.77+++         (1.96)      (1.19)           (0.93)            --
2000         8.78       0.88+++         (0.89)      (0.01)           (0.90)            --
1999         9.00       0.85+++         (0.10)       0.75            (0.78)        ($0.19)
------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Institutional Class Operations 9/29/87)#
2003       $11.46      $0.32+++         $0.19       $0.51           ($0.51)        ($0.20)
2002        11.15       0.44+++          0.42        0.86            (0.55)            --
2001        10.46       0.65+++          0.73        1.38            (0.69)            --
2000        10.55       0.71+++         (0.12)       0.59            (0.68)            --
1999        11.40       0.71            (0.83)      (0.12)           (0.52)        ($0.21)
------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Investment Class Operations 4/03/97)
2003       $ 8.76      $0.18+++         $1.48       $1.66           ($0.29)            --
2002        10.61       0.23+++         (1.78)      (1.55)           (0.30)            --
2001        13.37       0.34+++         (2.08)      (1.74)           (0.35)        ($0.67)
2000        13.82       0.42+++          1.45        1.87            (0.43)         (1.89)
1999        13.45       0.42+++          1.72        2.14            (0.41)         (1.36)
------------------------------------------------------------------------------------------

Notes to the Financial Highlights
  *Annualized.
***Amounts for the period from October 1, 1999 to June 1, 2000 are unaudited.
  +For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.
+++Per share amounts for the year are based on average shares outstanding. #For the Equity Portfolio, for the fiscal years ended September 30, 2001, 2002 and 2003, the information provided is for the Institutional Class because the Investment Class has not been operational since June 1, 2000. For the U.S. Core Fixed Income Portfolio, the information provided for all of the periods shown is Institutional Class information because the Investment Class is not operational. The Institutional Class information provided does not include expenses that are specific to the Investment Class.

------------------------------------------------------------------------------------------------
                               Ratio of Expenses to Average Net Assets including Expense Offsets and/or Refund of Filing Fees:
------------------------------------------------------------------------------------------------
Portfolio                       1999          2000         2001         2002         2003
Equity (not currently open)#   0.75%        0.76%*        0.62%        0.66%        0.62%
------------------------------------------------------------------------------------------------
U.S. Mid Cap Value             1.01         1.00          1.00         1.04         1.02
------------------------------------------------------------------------------------------------
Value                          0.77         0.75          0.76         0.79         0.77
------------------------------------------------------------------------------------------------
Core Plus Fixed Income         0.62         0.62          0.62         0.65         0.65
------------------------------------------------------------------------------------------------
High Yield                     0.63         0.70          0.71         0.73         0.75
------------------------------------------------------------------------------------------------
U.S. Core Fixed Income (not
 currently open)#              0.49         0.50          0.50         0.50         0.50
------------------------------------------------------------------------------------------------
Balanced                       0.72         0.72          0.72         0.74         0.75
------------------------------------------------------------------------------------------------

*Annualized.
++For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets including these waived and/or reimbursed amounts are listed below.

  Investment Class Prospectus

  January 30, 2004

                                    Net Assets-    Ratio of      Ratio of
                  Net Asset              End of    Expenses    Net Income  Portfolio
        Total        Value-   Total      Period  to Average    to Average   Turnover
Distributions End of Period  Return (thousands) Net Assets+    Net Assets       Rate
-------------------------------------------------------------------------------------

      ($0.31)        $ 5.31  28.69%    $  1,329        0.76%         8.90%        97%
       (0.71)          4.41 (12.54)       6,890        0.74          9.98         79
       (0.93)          5.75 (16.42)       9,603        0.72         11.32         67
       (0.90)          7.87  (0.40)      10,151        0.71         10.43         55
       (0.97)          8.78   8.67        7,041        0.64          9.50         45
-------------------------------------------------------------------------------------
      ($0.71)        $11.26   4.61%    $320,036        0.50%++       2.82%       109%
       (0.55)         11.46   7.98      310,546        0.50++        3.89         86
       (0.69)         11.15  13.68      195,467        0.51          6.04         86
       (0.68)         10.46   5.88      181,884        0.51++        6.86         51
       (0.73)         10.55  (1.12)     189,860        0.51          6.09        115
-------------------------------------------------------------------------------------
      ($0.29)        $10.13  19.28%    $  8,209        0.75%         2.02%        84%
       (0.30)          8.76 (15.03)       4,925        0.74          2.22        133
       (1.02)         10.61 (13.65)       6,284        0.73          2.83        157
       (2.32)         13.37  14.59        8,085        0.73          3.13        162
       (1.77)         13.82  16.84          208        0.74          3.03        111
-------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------
                                       Ratio of Expenses to Average Net Assets Before Expenses
                                       Waived/Reimbursed by Adviser:
----------------------------------------------------------------------------------------------
Portfolio                              1999        2000       2001        2002       2003
U.S. Core Fixed Income#                  --       0.51%         --       0.53%      0.51%
----------------------------------------------------------------------------------------------

             #Class not operational as of 9/30/03.

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 30, 2004, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising of Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

[LOGO] Morgan Stanley

  Stable Value Investment Class Prospectus

  January 30, 2004

[LOGO] Morgan Stanley

Morgan Stanley Institutional Fund Trust


           Cash Reserves Portfolio

           Core Plus Fixed Income Portfolio

           Intermediate Duration Portfolio

           Targeted Duration Portfolio

           This Prospectus must be preceded or accompanied by the Disclosure Memorandum for the Morgan Stanley Stable Value Fund.

Shareholder Services:
1-800-354-8185
--------------------------------------------------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 26 different investment portfolios, 4 of which are described in this prospectus. Morgan Stanley Investment Management Inc. (the "Adviser") is the Fund's investment adviser. This prospectus offers Investment Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Stable Value Investment Class Prospectus

  January 30, 2004

Table of Contents

                                                          Page
                                                          ----
                  Portfolios
                  --------------------------------------------
                  Cash Reserves                              1
                  --------------------------------------------
                  Core Plus Fixed Income                     3
                  --------------------------------------------
                  Intermediate Duration                      5
                  --------------------------------------------
                  Targeted Duration                          7
                  --------------------------------------------

                  Fees and Expenses of the Portfolios        9
                  --------------------------------------------

                  Investment Strategies and Related Risks   10
                  --------------------------------------------

                  General Shareholder Information           13
                  --------------------------------------------

                  Fund Management                           15
                  --------------------------------------------

                  Financial Highlights                      18
                  --------------------------------------------

  Stable Value Investment Class Prospectus

  January 30, 2004

Cash Reserves Portfolio

Objective
The Cash Reserves Portfolio seeks to realize maximum current income, consistent with the preservation of capital and liquidity.

Approach
The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days.

Process
The Portfolio's Sub-Adviser, Morgan Stanley Investment Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser invests in a variety of securities in order to diversify credit risk and interest rate risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded, or for liquidity needs.

Principal Risks
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Securities with greater spread durations are likely to be more sensitive to changes in spread between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations.

Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating. Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

You may obtain the Portfolio's SEC 7-day current yield by calling
1-800-354-8185.


                                    [CHART]

Cash Reserves Portfolio
Commenced operations on August 16, 1999

2000   2001   2002   2003
----   ----   ----   ----
6.03   3.83   1.38   0.71

High Quarter    12/31/00     1.56%
Low Quarter     12/31/02     0.29%
Average Annual Total Returns (as of 12/31/03)

                                                                     Since
                                                        Past One Inception
                                                            Year   8/16/99
     ---------------------------------------------------------------------
     Cash Reserves Portfolio/1/                            0.71%     3.15%
     ---------------------------------------------------------------------
     Citigroup 1-Month Treasury Bill Index (reflects no
      deduction for fees, expenses or taxes)/2/            1.02%     3.12%
     ---------------------------------------------------------------------
     Lipper Money Market Average (reflects no
      deduction for fees, expenses or taxes)/3/            0.43%     2.80%
     ---------------------------------------------------------------------

/1/The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also compares the performance of the Portfolio to indices of similar securities. The variability of performance over time provides an indication of the risks of investing in the Portfolio. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.
/2/The Citigroup 1-Month Treasury Bill Index (formerly called the Salomon
   1-Month Treasury Bill Index) is an unmanaged index generally representative of the average yield of one month treasury bills.
/3/The Lipper Money Market Average is an index that shows the performance of other money market funds.

  Stable Value Investment Class Prospectus

  January 30, 2004

Core Plus Fixed Income Portfolio


Objective
The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                     [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on October 15, 1996

1997   1998   1999    2000    2001   2002   2003
----   ----   ----    ----    ----   ----   ----
9.52   6.72   -0.73   10.63   10.21  6.46   5.48

High Quarter    6/30/97    3.98%
Low Quarter     6/30/99   -1.66%

Average Annual Total Return
(as of 12/31/03)

                                                                       Since
                                                   Past       Past Inception
                                               One Year Five Years  10/15/96
    ------------------------------------------------------------------------
    Core Plus Fixed Income Portfolio
    ------------------------------------------------------------------------
    Return before Taxes                           5.48%      6.33%     7.02%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions/1/        3.66%      3.75%     4.15%
    ------------------------------------------------------------------------
    Return after Taxes on Distributions and
     Sale of Fund Shares/1/                       3.54%      3.77%     4.19%
    ------------------------------------------------------------------------
    Citigroup Broad Index (reflects no
     deduction for fees, expenses or taxes)/2/    4.21%      6.61%     7.43%
    ------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly called the Salomon Brothers Broad Investment Grade (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Stable Value Investment Class Prospectus

  January 30, 2004

Intermediate Duration Portfolio


Objective
The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of U.S. government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]

Intermediate Duration Portfolio
Commenced operations on August 16, 1999

2000     2001     2002   2003
-----    ----     ----   ----
8.99     9.75     8.40   3.28

High Quarter 9/30/01   4.69%
----------------------------
Low Quarter  3/31/00    0.21%
Average Annual Total Returns (as of 12/31/03)

                                                    Since
                                           Past Inception
                                       One Year   8/16/99
---------------------------------------------------------
Intermediate Duration Portfolio
---------------------------------------------------------
Return before Taxes                       3.28%     7.43%
---------------------------------------------------------
Return after Taxes on Distributions/1/    1.95%     5.04%
---------------------------------------------------------
Return after Taxes on Distributions
 and Sale of Fund Shares/1/               2.12%     4.85%
---------------------------------------------------------
Lehman Brothers Intermediate
 Government/Credit Index (reflects
 no deduction for fees, expenses
 or taxes)/2/                             4.31%     7.85%
---------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Lehman Brothers Intermediate Government/Credit Index is a fixed income market-value weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, and corporate issues carrying in investment grade (BBB) or higher credit ratings with remaining maturities of at least one year and not longer than ten years.

  Stable Value Investment Class Prospectus

  January 30, 2004

Targeted Duration Portfolio (Not currently open)


Objective
The Targeted Duration Portfolio seeks above-average total return consistent with reasonable risk.

Approach
The Portfolio seeks value in the fixed income market without significant sensitivity to changes in interest rates. The Portfolio invests primarily in U.S. government securities, investment grade and high yield corporate bonds (commonly referred to as "junk bonds") and mortgage securities, and, to a limited extent, non-dollar denominated securities, regardless of maturity. The average duration the Portfolio will ordinarily seek to maintain is generally similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Performance Information
No performance information is provided because the Targeted Duration Portfolio has not commenced operations.

  Stable Value Investment Class Prospectus

  January 30, 2004

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2003 (expenses that are deducted from Portfolio assets)

                                                Shareholder                   Total Annual
                       Management  Distribution   Servicing     Other  Portfolio Operating
Portfolio                    Fees          Fees         Fee  Expenses             Expenses
Cash Reserves               0.250%         None        0.15%     0.15%                0.55%*
--------------------------------------------------------------------------------------------
Core Plus Fixed Income      0.375          None        0.15      0.12                 0.65
--------------------------------------------------------------------------------------------
Intermediate Duration       0.375          None        0.15      0.16                 0.69
--------------------------------------------------------------------------------------------
Targeted Duration+          0.375          None        0.15      0.19                 0.72*
--------------------------------------------------------------------------------------------

  Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
*The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rate shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.
 +As of the fiscal year ended September 30, 2003, the Targeted Duration
  Portfolio had not commenced operations. Other expenses are based on estimated amounts.

                               Total Annual Portfolio Operating Expenses
                         After Morgan Stanley Investment Management Inc.
      Portfolio                           Waiver/Reimbursement & Offsets
      Cash Reserves                                                 0.47%
      -------------------------------------------------------------------
      Targeted Duration+                                            0.60
      -------------------------------------------------------------------

+As of the fiscal year ended September 30, 2003, the Targeted Duration
 Portfolio had not commenced operations.

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. For Portfolios that have been in operation for 6 months or less, the example is limited to 3 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

             Portfolio              1 Year 3 Years 5 Years 10 Years
             Cash Reserves             $56    $176    $307     $689
             ------------------------------------------------------
             Core Plus Fixed Income     66     208     362      810
             ------------------------------------------------------
             Intermediate Duration      69     218     379      847
             ------------------------------------------------------
             Targeted Duration+         74     230      --       --
             ------------------------------------------------------

+As of the fiscal year ended September 30, 2003, the Targeted Duration
 Portfolio had not commenced operations.

Investment Strategies and Related Risks


This section discusses in greater detail the Portfolio's principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as "junk bonds" or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Certain Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing

  Stable Value Investment Class Prospectus

  January 30, 2004



Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk.
In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives And Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended (''1940 Act''). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the SAI. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

  Stable Value Investment Class Prospectus

  January 30, 2004




Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

General Shareholder Information

Valuation of Shares
The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business, except for the NAV of the Cash Reserve Portfolio which is determined as of 12:00 noon (Eastern Time).

The Core Plus Fixed Income, Intermediate Duration and Targeted Duration Portfolios value their securities at market value. The Cash Reserves Portfolio values its securities using amortized cost valuation. When no market quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The NAV of Investment Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.

Additional Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

Tax Considerations
As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income.

Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Every January, you will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions
The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

Portfolio                                                    Monthly Quarterly
Cash Reserves                                                      .
------------------------------------------------------------------------------
Core Plus Fixed Income                                                       .
------------------------------------------------------------------------------
Intermediate Duration                                              .
------------------------------------------------------------------------------
Targeted Duration+                                                 .
------------------------------------------------------------------------------

+As of the fiscal year ended September 30, 2003, the Targeted Duration
 Portfolio had not commenced operations.
If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify the Fund in writing.

  Stable Value Investment Class Prospectus

  January 30, 2004

Fund Management

Adviser
Morgan Stanley Investment Management Inc. (the "Adviser"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment Management Inc. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2003, the Adviser, together with its affiliated asset management companies, had approximately $420.8 billion in assets under management, with approximately $170.3 billion in institutional assets.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2003 fiscal year.

Sub-Adviser
Morgan Stanley Investment Advisors Inc. ("MSIA") serves as Sub-Adviser to the Cash Reserves Portfolio. As Sub-Adviser, MSIA makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSIA 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for its sub-advisory services. MSIA, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley. MSIA develops, markets and manages a broad spectrum of proprietary mutual funds that are sold by Morgan Stanley financial advisors and offers professional money management services on a customized basis to individuals, institutional investors and retirement plan sponsors.

The Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to other persons in connection with the sale, distribution and/or servicing of shares of the Portfolios.

Adviser's Rates of Compensation

                                         FY 2003 Contractual     FY 2003 Actual
Portfolio                                  Compensation Rate  Compensation Rate
Cash Reserves*                                         0.250%             0.173%
--------------------------------------------------------------------------------
Core Plus Fixed Income                                 0.375              0.375
--------------------------------------------------------------------------------
Targeted Duration*+                                    0.375              0.000
--------------------------------------------------------------------------------
Intermediate Duration                                  0.375              0.375
--------------------------------------------------------------------------------

*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Cash Reserves and Targeted Duration Portfolios to keep Total Operating Expenses from exceeding 0.47% and 0.60%, respectively.
+As of the fiscal year ended September 30, 2003, the Targeted Duration
 Portfolio had not commenced operations.

Portfolio Management
Cash Reserves Portfolio
The Portfolio's assets are managed by the Taxable Money Markets Team. Current members of the team include Jonathan Page, Managing Director and Dale R. Albright, Executive Director.

Core Plus Fixed Income Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Scott F. Richard, Managing Director, and Roberto M. Sella, Managing Director.

Intermediate Duration Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Scott F. Richard, Managing Director, and David S. Horowitz, Executive Director.

Targeted Duration Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Scott F. Richard, Managing Director, and David S. Horowitz, Executive Director.

Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Service Plan
The Fund has adopted a Service Plan (the "Service Plan") for each Portfolio's Investment Class Shares.
Under the Service Plan, each Portfolio pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to Investment Class Shares. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class Shares. Shareholder servicing fees are separate fees of the Investment Class Shares of each Portfolio and will reduce the net investment income and total return of the Investment Class Shares of these Portfolios.

                (This page intentionally left blank)

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). As of the fiscal year ended September 30, 2003, the Targeted Duration Portfolio had not commenced operations. The information for the fiscal years ended September 30, 2002 and 2003 has been derived from the Fund's financial statements which were audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are

                              Net Gains or
     Net Asset                      Losses                    Dividend   Capital Gain
        Value-        Net    on Securities  Total from   Distributions  Distributions
     Beginning Investment    (realized and  Investment (net investment      (realized
     of Period     Income      unrealized)  Activities         income)     net gains)
----------------------------------------------------------------------------------------
Cash Reserves Portfolio (Commencement of Investment Class Operations 8/16/99)
2003    $1.000     $0.009                       $0.009         ($0.009)            --
2002     1.000      0.016               --       0.016          (0.016)            --
2001     1.000      0.048               --       0.048          (0.048)            --
2000     1.000      0.056               --       0.056          (0.056)            --
1999     1.000      0.006               --       0.006          (0.006)            --
----------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
2003    $11.81     $ 0.37+++        $ 0.33      $ 0.70          ($0.65)       ($ 0.15)
2002     11.84       0.53+++          0.16        0.69           (0.72)            --
2001     11.25       0.72             0.64        1.36           (0.77)            --
2000     11.27       0.76+++         (0.03)       0.73           (0.75)            --
1999     12.22       0.76+++         (0.72)       0.04           (0.69)         (0.30)
----------------------------------------------------------------------------------------
Intermediate Duration Portfolio (Commencement of Investment Class Operations 8/16/99)
2003    $10.68     $ 0.26+++        $ 0.15      $ 0.41          ($0.35)       ($ 0.28)
2002     10.35       0.37+++          0.43        0.80           (0.47)            --
2001      9.66       0.54             0.70        1.24           (0.55)            --
2000      9.77       0.65+++         (0.23)       0.42           (0.53)            --
1999      9.76       0.11             0.04        0.15           (0.14)            --
----------------------------------------------------------------------------------------

Notes to the Financial Highlights
*   Annualized.
**  Not annualized.
+ For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.
+++Per share amounts for the year are based on average shares outstanding

----------------------------------------------------------------------------------------
                       Ratio of Expenses to Average Net Assets including Expense Offsets and/or Refund of Filing Fees:
----------------------------------------------------------------------------------------
Portfolio                1999         2000         2001         2002         2003
Cash Reserves          0.47%*        0.47%        0.47%        0.47%        0.47%
----------------------------------------------------------------------------------------
Core Plus Fixed Income 0.62          0.62         0.62         0.65         0.65
----------------------------------------------------------------------------------------
Intermediate Duration  0.63*         0.68         0.69         0.68         0.69
----------------------------------------------------------------------------------------

*Annualized.
++For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets including these waived and/or reimbursed amounts are listed below.

  Stable Value Investment Class Prospectus

  January 30, 2004

incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2003 Annual Reports to Shareholders. The financial highlights for the fiscal years ended September 30, 2002 and 2003 have been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants.

                                     Net Assets-    Ratio of      Ratio of
                  Net Asset               End of    Expenses    Net Income  Portfolio
        Total        Value-   Total       Period  to Average    to Average   Turnover
Distributions End of Period  Return  (thousands) Net Assets+    Net Assets       Rate
---------------------------------------------------------------------------------------

     ($0.009)        $1.000   0.87%     $  7,865        0.47%++       0.87%       N/A
      (0.016)         1.000   1.63         5,021        0.48++        1.60        N/A
      (0.048)         1.000   4.88        16,100        0.54++        4.58        N/A
      (0.056)         1.000   5.75         1,977        0.52++        5.74        N/A
      (0.006)         1.000   0.60**         919        0.48*++       4.83*       N/A
---------------------------------------------------------------------------------------

      ($0.80)        $11.71   6.07%     $114,509        0.65%         3.24%        92%
       (0.72)         11.81   6.08        83,308        0.65          4.54        110
       (0.77)         11.84  12.59        74,905        0.63          6.28        111
       (0.75)         11.25   6.84        63,944        0.63          6.89         62
       (0.99)         11.27   0.24        39,165        0.63          6.50        103
---------------------------------------------------------------------------------------

      ($0.63)        $10.46   3.97%     $ 99,441        0.69%         2.48%        89%
       (0.47)         10.68   8.02        58,092        0.69          3.58         61
       (0.55)         10.35  13.24        35,094        0.69          5.47         59
       (0.53)          9.66   5.68        27,678        0.69          6.81         76
       (0.14)          9.77   1.49**       9,304        0.64*         8.99*        97**
---------------------------------------------------------------------------------------



------------------------------------------------------------
              Ratio of Expenses to Average Net Assets Before
              Expenses Waived/Reimbursed by Adviser:
------------------------------------------------------------
Portfolio      1999      2000     2001     2002      2003
Cash Reserves 0.51%*     0.54%    0.52%    0.54%    0.55%
------------------------------------------------------------

          *   Annualized.

Where to find Additional Information


In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 30, 2004, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090;
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
call at 1-800-354-8185.

Prices and Investment Results are available at www.morganstanley.com/im
[LOGO] Morgan Stanley

[LOGO] Morgan Stanley

  Advisory Portfolios Prospectus

  January 30, 2004

Morgan Stanley Institutional Fund Trust


           Advisory Foreign Fixed Income Portfolio

           Advisory Foreign Fixed Income II Portfolio

           Advisory Mortgage Portfolio





           These Portfolios are available only to private advisory clients of the Adviser.
Shareholder Services:
1-800-354-8185
--------------------------------------------------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 26 different investment portfolios, 3 of which are described in this prospectus. Morgan Stanley Investment Management Inc. (the "Adviser") is the Fund's investment adviser. This prospectus offers shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Advisory Portfolios Prospectus

  January 30, 2004

Table of Contents


                  Portfolios
                  -------------------------------------------
                  Advisory Foreign Fixed Income            1
                  -------------------------------------------
                  Advisory Foreign Fixed Income II         3
                  -------------------------------------------
                  Advisory Mortgage                        5
                  -------------------------------------------

                  Fees and Expenses of the Portfolios      7
                  -------------------------------------------
                  Investment Strategies and Related Risks  8
                  -------------------------------------------
                  Purchasing Shares                       11
                  -------------------------------------------
                  Redeeming Shares                        11
                  -------------------------------------------
                  General Shareholder Information         12
                  -------------------------------------------
                  Fund Management                         14
                  -------------------------------------------
                  Financial Highlights                    16
                  -------------------------------------------

  Advisory Portfolios Prospectus

  January 30, 2004

Advisory Foreign Fixed Income Portfolio


Objective
The Advisory Foreign Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in fixed income securities of government and corporate issuers in countries other than the United States, including both investment grade and high yield securities rated B or BB (commonly referred to as "junk bonds"). The Portfolio may invest, to a limited degree, in issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Adviser may use futures, forwards, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness of foreign government, corporate, mortgage and asset-backed securities. The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of non-U.S. issuers. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Asset-backed and mortgage securities are subject to the risk that changes in interest rates and other factors may affect the prepayment of the receivable, mortgage, loan or other assets underlying the security. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio's asset-backed or mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Changes in the values of foreign currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

Advisory Foreign Fixed Income Portfolio
Commenced operations on October 7, 1994

 1995    1996   1997    1998   1999    2000    2001    2002    2003
------  ------  -----  ------  -----  ------  ------  ------  ------
17.50%  14.98%  9.83%  10.74%  1.81%  14.20%  -0.01%  13.27%   1.24%

High Quarter    6/30/02   15.26%
--------------------------------
Low Quarter     6/30/01   -4.55%
Average Annual Total Returns
(as of 12/31/03)

                                                                     Since
                                                 Past       Past Inception
                                             One Year Five Years   10/7/94
--------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio
--------------------------------------------------------------------------
Return before Taxes                             1.24%      5.92%     9.06%
--------------------------------------------------------------------------
Return after Taxes on Distributions/1/          0.59%      2.58%     1.66%
--------------------------------------------------------------------------
Return after Taxes on Distributions and Sale
 of Fund Shares/1/                              0.80%      2.99%     3.05%
--------------------------------------------------------------------------
Citigroup Broad Index (reflects no deduction
 for fees, expenses or taxes)/2/                4.21%      6.61%     7.98%
--------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly the Salomon Brothers Broad Investment Grade
   (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Advisory Portfolios Prospectus

  January 30, 2004

Advisory Foreign Fixed Income II Portfolio


Objective
The Advisory Foreign Fixed Income II Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Adviser may use futures, forwards, swaps and other types of derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness of foreign government, corporate, mortgage and asset-backed securities. The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of non-U.S. issuers. This policy may be changed without shareholder approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally move in correlation to changes in an issuer's credit rating.

Asset-backed and mortgage securities are subject to the risk that changes in interest rates and other factors may affect the prepayment of the receivable, mortgage, loan or other assets underlying the security. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio's asset-backed or mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Changes in the values of foreign currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers.

The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

Advisory Foreign Fixed Income II Portfolio
Commenced operations on June 20, 2000

 2001    2002    2003
------  ------  ------
-0.39%  15.22%   1.62%

High Quarter    6/30/02   15.17%
--------------------------------
Low Quarter     6/30/01   -4.47%


Average Annual Total Returns
(as of 12/31/03)

                                                                    Since
                                                           Past Inception
                                                       One Year   6/20/00
-------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio
-------------------------------------------------------------------------
Return before Taxes                                       1.62%     7.37%
-------------------------------------------------------------------------
Return after Taxes on Distributions/1/                    1.26%     4.83%
-------------------------------------------------------------------------
Return after Taxes on Distributions and Sale of Fund
 Shares/1/                                                1.07%     4.76%
-------------------------------------------------------------------------
Citigroup Broad Index (reflects no deduction for fees,
 expenses or taxes)/2/                                    4.21%     8.65%
-------------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Citigroup Broad Index, also known as the Citigroup Broad Investment
   Grade (BIG) Index (formerly the Salomon Brothers Broad Investment Grade
   (BIG) Index), is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Advisory Portfolios Prospectus

  January 30, 2004

Advisory Mortgage Portfolio


Objective
The Advisory Mortgage Portfolio seeks returns consistent with returns generated by the market for mortgage securities.

Approach
The Portfolio invests primarily in investment grade mortgage securities of the U.S. government and private issuers, and in mortgage derivatives. The Portfolio also invests in other U.S. government securities and investment grade fixed income securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of seven years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward mortgage investing. The Adviser's research teams determine the relative attractiveness of mortgage securities, mortgage derivatives, and other U.S. government and fixed income securities. The Adviser measures returns generated by the market for mortgage securities by reference to the Portfolio's benchmark index. The Adviser also measures various types of risk, by monitoring interest rates, sensitivity to interest rate changes, credit risk, prepayment rates and the shape of the yield curve. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in mortgage securities. This policy may be changed without approval; however, you would be notified of any changes.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally move in correlation to changes in an issuer's credit rating.

Mortgage securities are also subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

Advisory Mortgage Portfolio
Commenced operations on April 12, 1995

1996    1997  1998    1999    2000    2001   2002    2003
-----  ------ -----  ------  ------  ------  -----  ------
6.52%  10.43% 7.60%  -0.49%  10.55%  10.85%  9.05%   3.87%

High Quarter    9/30/01     4.14%
---------------------------------
Low Quarter     6/30/99    -1.36%
Average Annual Total Returns
 (as of 12/31/03)

                                                               Since
                                           Past       Past Inception
                                       One Year Five Years   4/12/95
--------------------------------------------------------------------
Advisory Mortgage Portfolio
--------------------------------------------------------------------
Return before Taxes                       3.87%      6.67%     7.74%
--------------------------------------------------------------------
Return after Taxes on Distributions/1/    2.14%      3.75%     4.71%
--------------------------------------------------------------------
Return after Taxes on Distributions
 and Sale of Fund Shares/1/               2.49%      3.87%     4.72%
--------------------------------------------------------------------
Lehman Mortgage Index (reflects no
 deduction for fees,
 expenses or taxes)/2/                    3.07%      6.55%     7.39%
--------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/ The Lehman Mortgage Index includes GNMA, FNMA and FHLMC Pass-Through securities with original securities of 15, 20 and 30 years, as well as balloon mortgages. It excludes buydown, graduated equity mortgages, project loans, ARMS, non-agency mortgages and CMOs.

  Advisory Portfolios Prospectus

  January 30, 2004

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.


Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2003 (expenses that are deducted from Portfolio assets)

                                                                           Total Annual
                                 Management  Distribution    Other  Portfolio Operating
Portfolio                              Fees  (12b-1) Fees Expenses            Expenses*
Advisory Foreign Fixed Income         0.375%         None     0.16%                0.54%
----------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II      0.375          None     0.85                 1.23
----------------------------------------------------------------------------------------
Advisory Mortgage                     0.375          None     0.11                 0.49
----------------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
*The Advisor has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rate shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Advisor reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                                                Total Annual Portfolio Operating Expenses
                                                          After Morgan Stanley Investment Management Inc.
Portfolio                                                                  Waiver/Reimbursement & Offsets
Advisory Foreign Fixed Income                                                                        0.15%
----------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II                                                                     0.15
----------------------------------------------------------------------------------------------------------
Advisory Mortgage                                                                                    0.08
----------------------------------------------------------------------------------------------------------

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.


Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

Portfolio                                                           1 Year 3 Years 5 Years 10 Years
Advisory Foreign Fixed Income                                         $ 55    $173    $302   $  677
---------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II                                       125     390     676    1,489
---------------------------------------------------------------------------------------------------
Advisory Mortgage                                                       50     157     274      616
---------------------------------------------------------------------------------------------------

Investment Strategies and Related Risks


This secton discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

Mortgage and Asset-Backed Securities
Mortgage and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or assets such as truck and auto loans, leases and credit card receivables. Due to the possibility of prepayment of the assets underlying these securities, it may not be possible to determine in advance the actual maturity date or average life of the security. Rising interest rates tend to discourage refinancings, and, as a result, the average life and volatility of the security will increase. When interest rates fall, the underlying asset must be reinvested at lower rates.

Certain Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by

  Advisory Portfolios Prospectus

  January 30, 2004



the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may, in its discretion, choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. The portfolios may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in securities of U.S. issuers for temporary defensive purposes, as described in the SAI. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance. Using defensive investments could cause a Portfolio to fail to meet its investment objectives.

Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to

  Advisory Portfolios Prospectus

  January 30, 2004



incur additional transaction costs and may result in taxable gains being passed through to shareholders.


Non-Diversification of Investments


A Portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. The Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios are non-diversified funds, for purposes of the 1940 Act. A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.



Purchasing Shares


The Portfolios are available only to private advisory clients of the Adviser. Shares of each Portfolio may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order. Institutional Class shares are available to clients of the Adviser with combined investments of $5,000,000 (minimum additional investment of $1,000).

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.



Other Purchase Information


The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund limiting or prohibiting, at its direction, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.



Redeeming Shares


Shares of each Portfolio will be redeemed at the net asset value (NAV) next determined after we receive your redemption request. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

General Shareholder Information


Valuation of Shares
The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business.

Each Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the primary market for the securities, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

Tax Considerations
As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Investment income received by the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios from sources within foreign countries may be subject to foreign income taxes. These Portfolios may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

Every January, you will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

  Advisory Portfolios Prospectus

  January 30, 2004


Dividends and Distributions
The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

Portfolio                                                    Monthly Quarterly
Advisory Foreign Fixed Income                                                .
------------------------------------------------------------------------------
Advisory Foreign Fixed Income II                                             .
------------------------------------------------------------------------------
Advisory Mortgage                                                  .
------------------------------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify the Fund in writing.

Fund Management

Adviser
Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment Management Inc. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses --securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2003, the Adviser, together with its affiliated asset management companies, had approximately $420.8 billion in assets under management, with approximately $170.3 billion in institutional assets.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2003 fiscal year.

Sub-Adviser
Morgan Stanley Investment Management Limited ("MSIM Limited") serves as Sub-Adviser to the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolios. As Sub-Adviser, MSIM Limited makes certain day-to-day investment decisions for the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio and places certain of the Portfolios' purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of these Portfolios. MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, is a wholly-owned subsidiary of Morgan Stanley.

Adviser's Rates of Compensation

                                                      FY 2003            FY 2003
                                                  Contractual             Actual
Portfolio                                   Compensation Rate  Compensation Rate
Advisory Foreign Fixed Income Portfolio*                0.375%             0.000%
---------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio*             0.375              0.000
---------------------------------------------------------------------------------
Advisory Mortgage Portfolio*                            0.375              0.000
---------------------------------------------------------------------------------

*The Adviser is voluntarily waiving its fee and reimbursing certain expenses for the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios, to the extent necessary, to keep Total Operating Expenses from exceeding 0.15%, 0.15% and 0.08%, respectively.

Portfolio Management
Advisory Foreign Fixed Income Portfolio and Advisory Foreign Fixed Income II Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include J. David Germany, Managing Director, Christian G. Roth, Managing Director, Michael B. Kushma, Executive Director, and Paul F. O'Brien, Executive Director.

Advisory Mortgage Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Roberto M. Sella, Managing Director, and Scott F. Richard, Managing Director.

Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc., a wholly-owned subsidiary of the Adviser.

The Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to other persons in connection with the sale, distribution and/or servicing of shares of the Portfolios.

                     (This page intentionally left blank)

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended September 30, 2002 and 2003 has been derived from the Fund's financial statements which were audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are incorporated by reference into the

                              Net Gains or
     Net Asset                      Losses                     Dividend   Capital Gain
        Value-        Net    on Securities  Total from    Distributions  Distributions
     Beginning Investment    (realized and  Investment  (net investment      (realized
     of Period     Income      unrealized)  Activities          income)     net gains)
---------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio (Commencement of Operations 10/7/94)
2003    $ 4.17      $0.06+++       $  0.01      $ 0.07          ($ 0.34)        ($0.61)
2002      3.97       0.18+++          0.19        0.37            (0.17)            --
2001      3.71       0.19+++          0.21        0.40            (0.14)            --
2000      3.85       0.18+++          0.03        0.21            (0.35)            --
1999     10.18       0.19+++            --        0.19            (5.52)        ($1.00)
---------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio (Commencement of Operations 6/20/00)
2003    $11.60      $0.24+++        ($0.01)     $ 0.23          ($ 0.20)            --
2002     10.92       0.48+++          0.79        1.27            (0.59)            --
2001     10.18       0.50+++          0.51        1.01            (0.27)            --
2000     10.00       0.14+++          0.04        0.18               --             --
---------------------------------------------------------------------------------------
Advisory Mortgage Portfolio (Commencement of Operations 4/12/95)
2003    $10.74      $0.25          $  0.20      $ 0.45          ($ 0.51)        ($0.57)
2002     10.63       0.46             0.41        0.87            (0.76)            --
2001     10.00       0.62             0.66        1.28            (0.65)            --
2000     10.03       0.72            (0.08)       0.64            (0.67)            --
1999     10.86       0.66            (0.69)      (0.03)           (0.58)        ($0.22)
---------------------------------------------------------------------------------------

Notes to the Financial Highlights
*Annualized.
**Not annualized.
+For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets.
  If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.
+++Per share amounts for the year are based on average shares outstanding.

         --------------------------------------------------------------------------------------------------
                                          Ratio of Expenses to Average Net Assets Including Expense Offsets
                                          and/or Refund of Filing Fees:
         --------------------------------------------------------------------------------------------------
         Portfolio                         1999          2000         2001         2002         2003
         Advisory Foreign Fixed Income    0.14%         0.15%        0.13%        0.12%        0.15%
         --------------------------------------------------------------------------------------------------
         Advisory Foreign Fixed Income II   --          0.15*        0.15         0.15         0.15
         --------------------------------------------------------------------------------------------------
         Advisory Mortgage                0.08          0.08         0.08         0.08         0.08
         --------------------------------------------------------------------------------------------------

*Annualized.
++For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets including these waived and/or reimbursed amounts are listed below.

                  ----------------------------------------------------------------------------------------
                                                   Ratio of Expenses to Average Net Assets Before Expenses
                                                   Waived/Reimbursed by Adviser:
                  ----------------------------------------------------------------------------------------
                  Portfolio                         1999        2000       2001       2002       2003
                  Advisory Foreign Fixed Income    0.53%       0.72%      0.50%      0.49%      0.54%
                  ----------------------------------------------------------------------------------------
                  Advisory Foreign Fixed Income II   --        3.17*      0.58       0.57       1.23
                  ----------------------------------------------------------------------------------------
                  Advisory Mortgage                0.47        0.46       0.47       0.48       0.49
                  ----------------------------------------------------------------------------------------

*Annualized.

  Advisory Portfolios Prospectus

  January 30, 2004


Fund's Statement of Additional Information and are included in the Fund's September 30, 2003 Annual Reports to Shareholders. The financial highlights for the fiscal years ended September 30, 2002 and 2003 have been audited by Ernst & Young LLP. The financial highlights for prior fiscal periods have been audited by other independent accountants.

              Net Asset          Net Assets-       Ratio of    Ratio of
                 Value-               End of       Expenses  Net Income  Portfolio
        Total    End of   Total       Period     to Average  to Average   Turnover
Distributions    Period  Return  (thousands) Net Assets+,++  Net Assets       Rate
------------------------------------------------------------------------------------

      ($0.95)    $ 3.29   1.88%   $  157,665           0.22%       1.86%        13%
       (0.17)      4.17   9.73         8,713           0.15        4.51         54
       (0.14)      3.97  11.12       215,557           0.14        5.02         10
       (0.35)      3.71   5.86         9,052           0.16        4.87          0
       (6.52)      3.85   2.87        14,322           0.15        4.24          0
------------------------------------------------------------------------------------

      ($0.20)    $11.63   1.96%   $   26,874           0.22%       2.08%        50%
       (0.59)     11.60  12.07         2,181           0.16        4.51         59
       (0.27)     10.92  10.13        58,010           0.16        4.80          4
           --     10.18   1.80**       1,806           0.15*       5.09*         0**
------------------------------------------------------------------------------------

      ($1.08)    $10.11   4.42%   $5,716,522           0.08%       2.43%       120%
       (0.76)     10.74   8.49     7,034,400           0.09        4.24        112
       (0.65)     10.63  13.30     7,963,569           0.09        6.01        134
       (0.67)     10.00   6.76     7,019,170           0.09        7.19         49
       (0.80)     10.03  (0.32)    8,463,568           0.09        6.62         94
------------------------------------------------------------------------------------

Where to Find Additional Information



In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 30, 2004, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
1-800-354-8185.

Prices and Investment Results are available at www.morganstanley.com/im.





[LOGO] Morgan Stanley

[LOGO] Morgan Stanley

  Advisory Portfolios Prospectus

  January 30, 2004

Morgan Stanley Institutional Fund Trust


           Mortgage Advisory Portfolio


           Investment Grade Credit Advisory Portfolio






           These Portfolios are available only to private advisory clients of the Adviser and other financial intermediaries.
Shareholder Services:
1-800-354-8185
--------------------------------------------------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 26 different investment portfolios, 2 of which are described in this prospectus. Morgan Stanley Investment Management Inc. (the "Adviser") is the Fund's investment adviser. This prospectus offers shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Advisory Portfolios Prospectus

  January 30, 2004

Table of Contents

                                                                           Page

Portfolios
-------------------------------------------------------------------------------
Mortgage Advisory                                                             1
-------------------------------------------------------------------------------
Investment Grade Credit Advisory                                              3
-------------------------------------------------------------------------------

Fees and Expenses of the Portfolios                                           5
-------------------------------------------------------------------------------
Investment Strategies and Related Risks                                       6
-------------------------------------------------------------------------------
Purchasing Shares                                                             9
-------------------------------------------------------------------------------
Redeeming Shares                                                              9
-------------------------------------------------------------------------------
General Shareholder Information                                              10
-------------------------------------------------------------------------------
Fund Management                                                              11
-------------------------------------------------------------------------------

  Advisory Portfolios Prospectus

  January 30, 2004

Mortgage Advisory Portfolio


Objective
The Mortgage Advisory Portfolio seeks returns consistent with returns generated by the market for mortgage securities.

Approach
The Portfolio invests primarily in investment grade mortgage securities of the U.S. government and private issuers, and in mortgage derivatives. The Portfolio also invests in other U.S. government securities and investment grade fixed income securities. All fixed-income securities (other than U.S. Treasury and agency issues) at the time of purchase will be rated no lower than "BBB-" by Standard & Poor's Corporation ("S&P") or "Baa3" by Moody's Investors Service ("Moody's"). If both S&P and Moody's assign a rating to a security, then the criteria of minimum rating must be met for both S&P and Moody's. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of seven years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward mortgage investing. The Adviser's research teams determine the relative attractiveness of mortgage securities, mortgage derivatives, and other U.S. government and fixed income securities. The Adviser measures returns generated by the market for mortgage securities by reference to the Portfolio's benchmark index. The Adviser also measures various types of risk, by monitoring interest rates, sensitivity to interest rate changes, credit risk, prepayment rates and the shape of the yield curve. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in mortgage securities. Portfolio shareholders will receive at least 60 days prior notice of any change in this policy.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally move in correlation to changes in an issuer's credit rating.

Mortgage securities are also subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Performance Information
No performance information is provided because the Mortgage Advisory Portfolio has not been in operation for a full year. Performance information will be provided once the Portfolio has completed a full year of operation.

  Advisory Portfolios Prospectus

  January 30, 2004

Investment Grade Credit Advisory Portfolio


Objective
The Investment Grade Credit Advisory Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of investment grade U.S. dollar denominated fixed income securities, focusing on corporate securities. The Portfolio will also invest in asset-backed and U.S. government securities, and to a limited degree, securities of foreign developed and emerging market sovereign and corporate issuers. There is no minimum or maximum maturity for any individual security. All fixed-income securities (other than U.S. Treasury and agency issues) at the time of purchase will be rated no lower than "BBB-" by S&P or "Baa3" by Moody's. If both S&P and Moody's assign a rating to a security, then the criteria of minimum rating must be met for both S&P and Moody's. The Advisor may use futures, forwards, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, asset-backed and U.S. government securities, and also may consider the relative attractiveness of foreign developed and emerging market sovereign and corporate debt. The Adviser relies upon value measures to guide its decisions regarding security and sector decisions, such as the relative attractiveness of the extra yield offered by such fixed-income securities over the yield of U.S. Treasury debt. The Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, the level of yield spreads relative to Treasury spreads, and diversification risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted returns are low compared to other investment opportunities.

Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities with investment grade credit risk. Portfolio shareholders will receive at least 60 days prior notice of any change in this policy.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and Non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and Non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and Non-Treasury securities. Prices of fixed income securities generally move in correlation to changes in an issuer's credit rating.

Asset-backed securities are subject to the risk that changes in interest rates and other factors may affect the prepayment of the receivable, mortgage, loan or other assets underlying the security. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio's asset-backed securities.

Emerging market fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Changes in the values of foreign currencies compared to the U.S. dollar may affect the ability of non-U.S. issuers to obtain dollars to pay their dollar denominated debt. These risks are greater for issuers in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Performance Information
No performance information is provided because the Investment Grade Credit Advisory Portfolio has not been in operation for a full year. Performance information will be provided once the Portfolio has completed a full year of operation.

  Advisory Portfolios Prospectus

  January 30, 2004

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.


Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

                                                                            Total Annual
                                 Management  Distribution     Other  Portfolio Operating
Portfolio                              Fees  (12b-1) Fees Expenses*             Expenses
Mortgage Advisory                     0.375%         None     0.080%               0.455%
-----------------------------------------------------------------------------------------
Investment Grade Credit Advisory      0.375          None     0.080                0.455
-----------------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
*Other expenses are based on estimated amounts for the current fiscal year.

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

Portfolio                                                           1 Year 3 Years
Mortgage Advisory                                                      $47    $146
----------------------------------------------------------------------------------
Investment Grade Credit Advisory                                        47     146
----------------------------------------------------------------------------------

Investment Strategies and Related Risks


This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference herein and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

Mortgage and Asset-Backed Securities
Mortgage and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or assets such as truck and auto loans, leases and credit card receivables. Due to the possibility of prepayment of the assets underlying these securities, it may not be possible to determine in advance the actual maturity date or average life of the security. Rising interest rates tend to discourage refinancings, and, as a result, the average life and volatility of the security will increase. When interest rates fall, the underlying asset must be reinvested at lower rates.

Certain Portfolios may invest in mortgage securities that are issued or guaranteed by the U.S. government. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation,

6


-

  Advisory Portfolios Prospectus

  January 30, 2004



excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may, in its discretion, choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. The Portfolios may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolios may enter into credit default swap contracts for hedging purposes or to add leverage to their portfolios. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in securities of U.S. issuers for temporary defensive purposes, as described in the SAI. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance. Using defensive investments could cause a Portfolio to fail to meet its investment objective.

Portfolio Turnover
Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

  Advisory Portfolios Prospectus

  January 30, 2004

Purchasing Shares


The Portfolios are available only to private advisory clients of the Adviser and other financial intermediaries. Shares of each Portfolio may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Other Purchase Information
The Fund may suspend the offering of shares of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund limiting or prohibiting, at its direction, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.


Redeeming Shares



Shares of each Portfolio will be redeemed at the net asset value (NAV) next determined after we receive your redemption request. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

General Shareholder Information


Valuation of Shares
The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business.

Each Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the primary market for the securities, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

Tax Considerations
As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult their own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions
The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

Portfolio                                                    Monthly Quarterly
Mortgage Advisory                                                  .
------------------------------------------------------------------------------
Investment Grade Credit Advisory                                             .
------------------------------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify the Fund in writing.

  Advisory Portfolios Prospectus

  January 30, 2004

Fund Management

Adviser
The Adviser to the Fund, Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2003, the Adviser, together with its affiliated asset management companies, had approximately $420.8 billion in assets under management, with approximately $170.3 billion in institutional assets.

The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser's annual contractual rates of compensation.

Adviser's Rates of Compensation

                                               Annual Contractual
              Portfolio                         Compensation Rate
              Mortgage Advisory                             0.375%
              ----------------------------------------------------
              Investment Grade Credit Advisory              0.375
              ----------------------------------------------------

Mortgage Advisory Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Roberto M. Sella, Managing Director, Scott F. Richard, Managing Director, and Menglin M. Luo, Vice President.

Investment Grade Credit Advisory Portfolio
The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Executive Director, and Gerhardt
P. Herbert, Vice President.

Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc., a wholly-owned subsidiary of the Adviser.

The Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to other persons in connection with the sale, distribution and/or servicing of shares of the Portfolios.

Where to Find Additional Information



In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 30, 2004, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolios, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
1-800-354-8185.

Prices and Investment Results are available at www.morganstanley.com/im.





[LOGO] Morgan Stanley

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST


                       STATEMENT OF ADDITIONAL INFORMATION
                     RELATING TO THE FOLLOWING PROSPECTUSES:

                            ADVISER CLASS PROSPECTUS,
                        ADVISORY PORTFOLIOS PROSPECTUSES,
                         INSTITUTIONAL CLASS PROSPECTUS,
                         INVESTMENT CLASS PROSPECTUS AND
                    STABLE VALUE INVESTMENT CLASS PROSPECTUS

                                January 30, 2004

Morgan Stanley Institutional Fund Trust (the "Fund") is a no load mutual fund consisting of twenty-six portfolios offering a variety of investment alternatives. Of the twenty-six portfolios, seven portfolios are not operational. This Statement of Additional Information (the "SAI") sets forth information about the Fund applicable to all twenty-six portfolios (each a "Portfolio" and collectively the "Portfolios"). Following is a list of the
Portfolios:



-------------------------------------------------------------------------------------
EQUITY PORTFOLIOS:                        International Fixed Income Portfolio
-------------------------------------------------------------------------------------
Equity Portfolio                          Limited Duration Portfolio
-------------------------------------------------------------------------------------
Growth Portfolio*                         Municipal Portfolio
-------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                  New York Municipal Portfolio*
-------------------------------------------------------------------------------------
Strategic Small Value Portfolio           Targeted Duration Portfolio*
-------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio              U.S. Core Fixed Income Portfolio
-------------------------------------------------------------------------------------
U.S. Small Cap Value Portfolio            Advisory Foreign Fixed Income Portfolio
-------------------------------------------------------------------------------------
Value Portfolio                           Advisory Foreign Fixed Income II Portfolio
-------------------------------------------------------------------------------------
Value II Portfolio*                       Advisory Mortgage Portfolio
-------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIOS:                  Mortgage Advisory Portfolio*
-------------------------------------------------------------------------------------
Cash Reserves Portfolio                   Investment Grade Credit Advisory Portfolio*
-------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio          BALANCED PORTFOLIOS:
-------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio   Balanced Portfolio
-------------------------------------------------------------------------------------
High Yield Portfolio                      Balanced Plus Portfolio*
-------------------------------------------------------------------------------------
Intermediate Duration Portfolio
-------------------------------------------------------------------------------------



----------
*As of the date of this SAI, these Portfolios are not operational.

This SAI is not a prospectus but should be read in conjunction with the Fund's prospectuses, dated January 30, 2004, as may be supplemented from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.


The Fund's most recent annual report is a separate document supplied with this SAI and includes the Fund's audited financial statements, which are incorporated by reference into this SAI.

                      Shareholder Services: 1-800-548-7786
             Prices and Investment Results: www.morganstanley.com/im

                                TABLE OF CONTENTS



                                                                           Page
                                                                           ----

THE PORTFOLIOS' INVESTMENTS AND STRATEGIES....................................1

INVESTMENT STRATEGIES.........................................................7

INVESTMENTS..................................................................10

INVESTMENT LIMITATIONS.......................................................37

PURCHASE OF SHARES...........................................................39

REDEMPTION OF SHARES.........................................................39

TRANSACTIONS WITH BROKER/DEALERS.............................................40

SHAREHOLDER SERVICES.........................................................40

VALUATION OF SHARES..........................................................40

MANAGEMENT OF THE FUND.......................................................42

INVESTMENT ADVISER...........................................................55

PRINCIPAL UNDERWRITER........................................................58

DISTRIBUTION OF SHARES.......................................................58

FUND ADMINISTRATION..........................................................59

OTHER SERVICE PROVIDERS......................................................60

BROKERAGE TRANSACTIONS.......................................................60

GENERAL INFORMATION..........................................................65

TAX CONSIDERATIONS...........................................................67

PRINCIPAL HOLDERS OF SECURITIES..............................................72

PERFORMANCE INFORMATION......................................................91

FINANCIAL STATEMENTS.........................................................96

APPENDIX A - DESCRIPTION OF RATINGS.........................................A-1

APPENDIX B - MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY
             AND PROCEDURES.................................................B-1

                   THE PORTFOLIOS' INVESTMENTS AND STRATEGIES


Each prospectus describes the investment objectives, principal investment strategies and principal risks associated with each applicable Portfolio. The Portfolios may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following tables summarize the permissible strategies and investments for each Portfolio. The tables exclude strategies and investments that Portfolios may make solely for temporary defensive purposes. More details about each strategy and investment and related risks are provided in the discussion following the tables.


----------------------------------------------------------------------------------------------------
                         EQUITY AND BALANCED PORTFOLIOS
----------------------------------------------------------------------------------------------------
                                                               Mid Cap     Strategic    U.S. Mid Cap
                                        Equity      Growth      Growth    Small Value     Value
                                      Portfolio   Portfolio   Portfolio    Portfolio     Portfolio
                                      ---------   ---------   ---------   -----------   ------------
Strategies
Asset Allocation Management
Core Equity Investing                     x           x
Emerging Market Investing                 x                       x            x              x
Fixed Income Management and Asset
Allocation
Fixed Income Value Investing
Foreign Fixed Income Investing
Foreign Investing                         x                       x            x              x
Growth Stock Investing                    x           x           x                           x
High Yield Investing
International Equity Investing            x                       x            x              x
Maturity and Duration Management
Money Market Investing
Mortgage Investing
Municipals Management
Value Investing
Value Stock Investing                     x                                    x              x
Investments

--------------------------------------------------------------------------------------------------------
                         EQUITY AND BALANCED PORTFOLIOS
--------------------------------------------------------------------------------------------------------
                                      U.S. Small Cap
                                          Value          Value      Value II    Balanced   Balanced Plus
                                        Portfolio      Portfolio   Portfolio   Portfolio     Portfolio
                                      --------------   ---------   ---------   ---------   -------------
Strategies
Asset Allocation Management                                                        x             x
Core Equity Investing                                                              x             x
Emerging Market Investing                   x               x                      x             x
Fixed Income Management and Asset
Allocation                                                                         x             x
Fixed Income Value Investing
Foreign Fixed Income Investing                                                     x             x
Foreign Investing                           x               x         x            x             x
Growth Stock Investing
High Yield Investing                                                               x             x
International Equity Investing              x               x         x            x             x
Maturity and Duration Management                                                   x             x
Money Market Investing                                                             x
Mortgage Investing                                                                 x             x
Municipals Management
Value Investing                                                                    x             x
Value Stock Investing                       x               x         x            x
Investments

----------------------------------------------------------------------------------------------------
                         EQUITY AND BALANCED PORTFOLIOS
----------------------------------------------------------------------------------------------------
                                                               Mid Cap     Strategic    U.S. Mid Cap
                                        Equity      Growth      Growth    Small Value      Value
                                      Portfolio   Portfolio   Portfolio    Portfolio     Portfolio
                                      ---------   ---------   ---------   -----------   ------------
ADRs                                      x           x           x            x              x
Agencies                                  x           x           x            x              x
Asset-Backed Securities
Brady Bonds
Cash Equivalents                          x           x           x            x              x
CMOs
Commercial Paper                          x           x           x            x              x
Common Stock                              x           x           x            x              x
Convertibles                              x           x           x            x              x
Corporates                                x           x           x            x              x
Depositary Receipts                       x           x           x            x              x
Derivatives                               x           x           x            x              x
Emerging Market Securities                x                       x            x              x
Equity Securities                         x           x           x            x              x
Fixed Income Securities                   x           x           x            x              x
Floaters
Foreign Currency                          x           x           x            x              x
Foreign Equity Securities                 x           x           x            x              x
Foreign Fixed Income Securities           x           x                        x              x
Foreign Securities                        x           x           x            x              x
Forwards                                  x           x           x            x              x
Futures                                   x           x           x            x              x
High Yield Securities
Inverse Floaters
Investment Companies                      x           x           x            x              x

--------------------------------------------------------------------------------------------------------
                         EQUITY AND BALANCED PORTFOLIOS
--------------------------------------------------------------------------------------------------------
                                      U.S. Small Cap
                                          Value          Value      Value II    Balanced   Balanced Plus
                                        Portfolio      Portfolio   Portfolio   Portfolio     Portfolio
                                      --------------   ---------   ---------   ---------   -------------
ADRs                                        x               x         x            x             x
Agencies                                    x               x         x            x             x
Asset-Backed Securities                                                            x             x
Brady Bonds                                                                        x             x
Cash Equivalents                            x               x         x            x             x
CMOs                                                                               x             x
Commercial Paper                            x               x         x            x             x
Common Stock                                x               x         x            x             x
Convertibles                                x               x         x            x             x
Corporates                                  x               x         x            x             x
Depositary Receipts                         x               x         x            x             x
Derivatives                                 x               x         x            x             x
Emerging Market Securities                  x               x                      x             x
Equity Securities                           x               x         x            x             x
Fixed Income Securities                     x               x         x            x             x
Floaters                                                                           x             x
Foreign Currency                            x               x         x            x             x
Foreign Equity Securities                   x               x         x            x             x
Foreign Fixed Income Securities             x               x         x            x             x
Foreign Securities                          x               x         x            x             x
Forwards                                    x               x         x            x             x
Futures                                     x               x         x            x             x
High Yield Securities                                                              x             x
Inverse Floaters                                                                   x             x
Investment Companies                        x               x         x            x             x

----------------------------------------------------------------------------------------------------
                                         EQUITY AND BALANCED PORTFOLIOS
----------------------------------------------------------------------------------------------------
                                                               Mid Cap     Strategic    U.S. Mid Cap
                                        Equity      Growth      Growth    Small Value      Value
                                      Portfolio   Portfolio   Portfolio    Portfolio     Portfolio
                                      ---------   ---------   ---------   -----------   ------------
Investment Funds
Investment Grade Securities               x           x           x            x              x
Loan Participations and Assignments
Mortgage Securities
Municipals
NY Municipals
Options                                   x           x           x            x              x
Preferred Stock                           x           x           x            x              x
Repurchase Agreements                     x           x           x            x              x
Reverse Repurchase Agreements             x           x           x            x              x
Rights                                    x           x           x            x              x
Securities Lending                        x           x           x            x              x
Short Sales                               x           x           x            x              x
SMBS
Structured Investments                    x           x           x            x              x
Structured Notes                          x           x           x            x              x
Swaps                                     x           x                        x              x
U.S. Government Securities                x           x           x            x              x
Warrants                                  x           x           x            x              x
When-Issued Securities                    x           x           x            x              x
Yankees and Eurobonds                     x           x           x            x              x
Zero Coupons                              x           x           x            x              x

--------------------------------------------------------------------------------------------------------
                         EQUITY AND BALANCED PORTFOLIOS
--------------------------------------------------------------------------------------------------------
                                      U.S. Small Cap
                                          value          Value      Value II    Balanced   Balanced Plus
                                        Portfolio      Portfolio   Portfolio   Portfolio     Portfolio
                                      --------------   ---------   ---------   ---------   -------------
Investment Funds                                                                   x             x
Investment Grade Securities                 x               x         x            x             x
Loan Participations and Assignments                                                x             x
Mortgage Securities                                                                x             x
Municipals                                                                         x             x
NY Municipals                                                                      x             x
Options                                     x               x         x            x             x
Preferred Stock                             x               x         x            x             x
Repurchase Agreements                       x               x         x            x             x
Reverse Repurchase Agreements               x               x         x            x             x
Rights                                      x               x         x            x             x
Securities Lending                          x               x         x            x             x
Short Sales                                 x               x         x            x             x
SMBS                                                                               x             x
Structured Investments                      x               x         x            x             x
Structured Notes                            x               x         x            x             x
Swaps                                       x               x         x            x             x
U.S. Government Securities                  x               x         x            x             x
Warrants                                    x               x         x            x             x
When-Issued Securities                      x               x         x            x             x
Yankees and Eurobonds                       x               x         x            x             x
Zero Coupons                                x               x         x            x             x

-------------------------------------------------------------------------------------------------------------------
                                                                 FIXED INCOME PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                                    Cash      Core Plus      Investment                 Intermediate  International
                                  Reserves  Fixed Income    Grade Fixed     High Yield    Duration     Fixed Income
                                 Portfolio    Portfolio   Income Portfolio   Portfolio    Portfolio     Portfolio
                                 ---------  ------------  ----------------  ----------  ------------  -------------
Strategies
Asset Allocation Management
Core Equity Investing
Emerging Market Investing                         x                x             x             x            x
Fixed Income Management and
Asset Allocation
Fixed Income Value Investing
Foreign Fixed Income Investing                    x                x             x             x            x
Foreign Investing                                 x                x             x             x            x
Growth Stock Investing
High Yield Investing                              x                              x                          x
International Equity Investing
Maturity and Duration
Management                                        x                x             x             x            x
Money Market Investing               x
Mortgage Investing                   x            x                x             x             x            x
Municipals Management                x
Value Investing                                   x                x             x             x            x
Value Stock Investing
Investments
ADRs
Agencies                             x            x                x             x             x            x
Asset-Backed Securities              x            x                x             x             x            x

------------------------------------------------------------------------------------------
                                                    FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------
                                  Limited               New York   Targeted    U.S. Core
                                  Duration  Municipal  Municipal   Duration  Fixed Income
                                 Portfolio  Portfolio  Portfolio  Portfolio    Portfolio
                                 ---------  ---------  ---------  ---------  ------------
Strategies
Asset Allocation Management
Core Equity Investing
Emerging Market Investing
Fixed Income Management and
Asset Allocation
Fixed Income Value Investing
Foreign Fixed Income Investing                                        x
Foreign Investing                                                     x
Growth Stock Investing
High Yield Investing                            x          x          x
International Equity Investing
Maturity and Duration
Management                           x          x          x          x            x
Money Market Investing
Mortgage Investing                   x          x          x          x            x
Municipals Management                           x          x
Value Investing                      x          x          x          x            x
Value Stock Investing
Investments
ADRs
Agencies                             x          x          x          x            x
Asset-Backed Securities              x          x          x          x            x

-----------------------------------------------------------------------------------------------------------
                                                    FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------
                                 Advisory Foreign  Advisory Foreign   Advisory   Mortgage  Investment Grade
                                   Fixed Income      Fixed Income     Mortgage   Advisory   Credit Advisory
                                     Portfolio       Portfolio II    Portfolio  Portfolio      Portfolio
                                 ----------------  ----------------  ---------  ---------  ----------------
Strategies
Asset Allocation Management
Core Equity Investing
Emerging Market Investing               x                  x
Fixed Income Management and
Asset Allocation
Fixed Income Value Investing
Foreign Fixed Income Investing          x                  x
Foreign Investing                       x                  x
Growth Stock Investing
High Yield Investing                    x                  x
International Equity Investing
Maturity and Duration
Management                              x                  x              x         x              x
Money Market Investing
Mortgage Investing                      x                  x              x         x              x
Municipals Management
Value Investing                         x                  x              x         x              x
Value Stock Investing
Investments
ADRs
Agencies                                x                  x              x         x              x
Asset-Backed Securities                 x                  x              x         x              x

-------------------------------------------------------------------------------------------------------------------
                                                                 FIXED INCOME PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                                    Cash      Core Plus      Investment                 Intermediate  International
                                  Reserves  Fixed Income    Grade Fixed     High Yield    Duration     Fixed Income
                                 Portfolio    Portfolio   Income Portfolio   Portfolio    Portfolio     Portfolio
                                 ---------  ------------  ----------------  ----------  ------------  -------------
Brady Bonds                                       x                x             x             x            x
Cash Equivalents                     x            x                x             x             x            x
CMOs                                              x                x             x             x            x
Commercial Paper                     x            x                x             x             x            x
Common Stock                                                                     x
Convertibles                                      x                x             x             x            x
Corporates                           x            x                x             x             x            x
Depositary Receipts
Derivatives                                       x                x             x             x            x
Emerging Market Securities                        x                x             x             x            x
Equity Securities
Fixed Income Securities              x            x                x             x             x            x
Floaters                             x            x                x             x             x            x
Foreign Currency                                  x                x             x             x            x
Foreign Equity Securities                                                        x
Foreign Fixed Income Securities                   x                x             x             x            x
Foreign Securities                   x            x                x             x             x            x
Forwards                                          x                x             x             x            x
Futures                                           x                x             x             x            x
High Yield Securities                             x                              x                          x
Inverse Floaters                                  x                x             x             x            x
Investment Companies                 x            x                x             x             x            x
Investment Funds

------------------------------------------------------------------------------------------
                                                    FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------
                                  Limited               New York   Targeted    U.S. Core
                                  Duration  Municipal  Municipal   Duration  Fixed Income
                                 Portfolio  Portfolio  Portfolio  Portfolio    Portfolio
                                 ---------  ---------  ---------  ---------  ------------
Brady Bonds                          x          x          x          x
Cash Equivalents                     x          x          x          x          x
CMOs                                 x          x          x          x          x
Commercial Paper                     x          x          x          x          x
Common Stock
Convertibles                         x          x          x          x          x
Corporates                           x          x          x          x          x
Depositary Receipts
Derivatives                          x          x          x          x          x
Emerging Market Securities           x          x          x
Equity Securities
Fixed Income Securities              x          x          x          x          x
Floaters                             x          x          x          x          x
Foreign Currency                                x          x          x
Foreign Equity Securities
Foreign Fixed Income Securities                 x          x          x
Foreign Securities                   x          x          x          x
Forwards                                        x          x          x
Futures                              x          x          x          x          x
High Yield Securities                           x          x          x
Inverse Floaters                     x          x          x          x          x
Investment Companies                 x          x          x          x          x
Investment Funds

-----------------------------------------------------------------------------------------------------------
                                                    FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------
                                 Advisory Foreign  Advisory Foreign   Advisory   Mortgage  Investment Grade
                                   Fixed Income      Fixed Income     Mortgage   Advisory   Credit Advisory
                                     Portfolio       Portfolio II    Portfolio  Portfolio      Portfolio
                                 ----------------  ----------------  ---------  ---------  ----------------
Brady Bonds                             x                  x              x         x              x
Cash Equivalents                        x                  x              x         x              x
CMOs                                    x                  x              x         x              x
Commercial Paper                        x                  x              x         x              x
Common Stock
Convertibles                            x                  x              x         x              x
Corporates                              x                  x                                       x
Depositary Receipts
Derivatives                             x                  x              x         x              x
Emerging Market Securities              x                  x                                       x
Equity Securities
Fixed Income Securities                 x                  x              x         x              x
Floaters                                x                  x              x         x              x
Foreign Currency                        x                  x                                       x
Foreign Equity Securities
Foreign Fixed Income Securities         x                  x                                       x
Foreign Securities                      x                  x              x         x              x
Forwards                                x                  x                        x              x
Futures                                 x                  x              x         x              x
High Yield Securities                   x                  x
Inverse Floaters                        x                  x              x         x              x
Investment Companies                    x                  x              x         x              x
Investment Funds

-------------------------------------------------------------------------------------------------------------------
                                                                 FIXED INCOME PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                                    Cash      Core Plus      Investment                 Intermediate  International
                                  Reserves  Fixed Income    Grade Fixed     High Yield    Duration     Fixed Income
                                 Portfolio    Portfolio   Income Portfolio   Portfolio    Portfolio     Portfolio
                                 ---------  ------------  ----------------  ----------  ------------  -------------
Investment Grade Securities          x            x                x             x             x            x
Loan Participations and
Assignments                                       x                              x
Mortgage Securities                               x                x             x             x            x
Municipals                                        x                x             x             x            x
NY Municipals                                     x                x             x             x            x
Options                                           x                x             x             x            x
Preferred Stock                                   x                x             x             x            x
Repurchase Agreements                x            x                x             x             x            x
Reverse Repurchase Agreements        x            x                x             x             x            x
Rights                                            x                              x
Securities Lending                   x            x                x             x             x            x
Short Sales                                       x                x             x             x            x
SMBS                                              x                x             x             x            x
Structured Investments                            x                x             x             x            x
Structured Notes                                  x                x             x             x            x
Swaps                                             x                x             x             x            x
U.S. Government Securities           x            x                x             x             x            x
Warrants                                                                         x
When-Issued Securities                            x                x             x             x            x
Yankees and Eurobonds                x            x                x             x             x            x
Zero Coupons                         x            x                x             x             x            x

------------------------------------------------------------------------------------------
                                                    FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------
                                  Limited               New York   Targeted    U.S. Core
                                  Duration  Municipal  Municipal   Duration  Fixed Income
                                 Portfolio  Portfolio  Portfolio  Portfolio    Portfolio
                                 ---------  ---------  ---------  ---------  ------------
Investment Grade Securities          x          x          x          x          x
Loan Participations and
Assignments                                                           x
Mortgage Securities                  x          x          x          x          x
Municipals                                      x          x          x          x
NY Municipals                                   x          x          x          x
Options                              x          x          x          x          x
Preferred Stock                      x          x          x          x          x
Repurchase Agreements                x          x          x          x          x
Reverse Repurchase Agreements        x          x          x          x          x
Rights
Securities Lending                   x          x          x          x          x
Short Sales                          x          x          x          x          x
SMBS                                 x          x          x          x          x
Structured Investments               x          x          x          x          x
Structured Notes                     x          x          x          x          x
Swaps                                x          x          x          x          x
U.S. Government Securities           x          x          x          x          x
Warrants                                                                         x
When-Issued Securities               x          x          x          x          x
Yankees and Eurobonds                x          x          x          x          x
Zero Coupons                         x          x          x          x          x

-----------------------------------------------------------------------------------------------------------
                                                    FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------
                                 Advisory Foreign  Advisory Foreign   Advisory   Mortgage  Investment Grade
                                   Fixed Income      Fixed Income     Mortgage   Advisory   Credit Advisory
                                     Portfolio       Portfolio II    Portfolio  Portfolio      Portfolio
                                 ----------------  ----------------  ---------  ---------  ----------------
Investment Grade Securities             x                  x              x         x              x
Loan Participations and
Assignments                                                                         x              x
Mortgage Securities                     x                  x              x         x              x
Municipals                              x                  x                                       x
NY Municipals                           x                  x                                       x
Options                                 x                  x              x         x              x
Preferred Stock                         x                  x              x         x              x
Repurchase Agreements                   x                  x              x         x              x
Reverse Repurchase Agreements           x                  x              x         x              x
Rights                                                                                             x
Securities Lending                      x                  x              x         x              x
Short Sales                             x                  x              x         x              x
SMBS                                    x                  x              x         x              x
Structured Investments                  x                  x              x         x              x
Structured Notes                        x                  x              x         x              x
Swaps                                   x                  x              x         x              x
U.S. Government Securities              x                  x              x         x              x
Warrants                                                                            x              x
When-Issued Securities                  x                  x              x         x              x
Yankees and Eurobonds                   x                  x              x         x              x
Zero Coupons                            x                  x              x         x              x

                              INVESTMENT STRATEGIES


Asset Allocation Management: The approach of Morgan Stanley Investment Management Inc. (the "Adviser" or "Morgan Stanley Investment Management") to asset allocation management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return potential within each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's long history of managing balanced accounts.


Tactical asset-allocation shifts are based on comparisons of prospective risks, potential returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

Emerging Market Investing: The Adviser's approach to emerging market investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this SAI, an emerging market describes any country which is generally considered to be an emerging or developing country by the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets may include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: In selecting fixed income securities for certain Portfolios, the Adviser considers the value offered by various segments of the fixed income securities market relative to cash equivalents and equity securities. The Adviser may find that certain segments of the fixed income securities market offer more or less attractive relative value when compared to equity securities or when compared to other fixed income securities.

For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed income securities, but overvalued compared to long duration fixed income securities. Consequently, while a Portfolio investing only in fixed income securities may not emphasize long duration assets to the same extent, the fixed income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.


Fixed Income Value Investing: The Adviser employs a value investing philosophy in the management of certain Portfolios. Bond prices and yields reflect implicit market forecasts regarding a variety of factors, such as inflation, economic growth, credit risk, and prepayment risk, to name a few. The Adviser uses a series of quantitative models and tools to assess and help identify situations where implicit market forecasts appear to be extremely optimistic or pessimistic. The Adviser then analyzes these findings and establishes the Portfolio's interest-rate, sector, and security selection positions so as to take advantage of the most attractive of these value opportunities.


Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.


As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.


Because foreign bonds and foreign equities may be denominated in foreign currencies, and because a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

Growth Stock Investing: This strategy involves the Adviser's focus on common stocks that generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate market index.

High Yield Investing: This strategy involves investments in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers. See "High Yield Securities" below for further discussion of these securities, including risks.

International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser generally considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated investment companies or investment funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two main components of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See "value investing" for a description of the second main component of the Adviser's fixed income strategy.


About Maturity and Duration. Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.


Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.


There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


Money Market Investing: The Cash Reserves Portfolio invests in securities, which present minimal credit risk and may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. The Cash Reserves Portfolio is designed to provide maximum stability of principal. However, because the Cash Reserves Portfolio invests in the money market obligations of private financial and non-financial corporations in addition to those of the U.S. Government or its agencies and instrumentalities, it offers higher credit risk and yield potential relative to money market funds which invest exclusively in U.S. Government securities. The Cash Reserves Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.


Mortgage Investing: As described in the applicable prospectus, certain Portfolios may invest in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae"), other government agencies and instrumentalities, and private issuers. It is expected that a Portfolio's primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or be deemed by the Adviser to be of comparable investment quality.

Municipals Management: Municipals management emphasizes a diversified portfolio of high grade municipal debt securities. These securities generally provide interest income that is exempt from federal regular income tax. However, the interest on certain types of municipal securities may be subject to the alternative minimum tax ("AMT").


The Adviser manages the Fund's municipal Portfolios with the goal of maximizing their total return. This means that they may invest in taxable investments when the prospective after-tax total return on such investments is attractive, regardless of the taxable nature of income on the security. Municipal Portfolios also may invest in taxable investments such as U.S. Governments, agencies, corporates, cash equivalents, preferred stocks, mortgage securities, asset-backed securities, floaters, and inverse floaters.

Value Investing: One of two primary components of the Adviser's fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

Value Stock Investing: This strategy involves investing primarily in common stocks that it believes are undervalued relative to the stock market in general as measured by an appropriate market index. The Adviser determines value using a variety of measures, including price/earnings and price/book ratios. Value stocks generally pay dividends, but the Adviser may select non-dividend paying stocks for their value characteristics.

                                   INVESTMENTS

ADRs: American Depositary Receipts ("ADRs") are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. Equity Securities for purposes of the Portfolios' investment policies. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depositary Shares.


Agencies: Agencies are Fixed Income Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and the Federal National Mortgage Association ("Fannie Mae"), are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.


Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

There may be a limited secondary market for certain of the asset-backed securities in which the Fund invests.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. A Portfolio will only invest in Brady Bonds consistent with quality specifications.


Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Cash Equivalents: Cash equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio (except the Cash Reserves Portfolio) may invest in commercial paper (see below) rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch IBCA ("Fitch")). The Cash Reserves Portfolio invests only in commercial paper rated in the highest category;


(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others;


(6) Repurchase agreements collateralized by the securities listed above; and


(7) The Cash Reserves Portfolio's investments in Cash Equivalents are limited by the quality, maturity and diversification requirements adopted under Rule 2a-7 of the Investment Company Act of 1940 ("1940 Act").


Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


CMOs: Collateralized mortgage obligations ("CMOs") are Derivatives structured as debt obligations or multiclass pass-through certificates. CMOs are issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Possible Risks. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Like bonds in general, mortgage securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities that a Portfolio holds may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

Commercial Paper: See Cash Equivalents.

Common Stock: Common stocks are Equity Securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.


Convertibles: Convertibles may be considered either Equity Securities or Fixed Income Securities. They are commonly corporates or preferred stocks which may be exchanged for a fixed number of shares of common stock at the purchaser's option. Convertibles may be viewed as an investment in the convertible security or the security into which it may be exchanged. Therefore, the Fund's Equity, Fixed Income and Balanced Portfolios may all purchase convertibles.

Corporates: Corporate bonds ("Corporates") are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporates subject to any quality constraints. If a Portfolio holds a security that is downgraded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.


Depositary Receipts: Depositary receipts are Foreign Equity Securities, including Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund's investment policies, a Portfolio's investments in GDRs or EDRs will be deemed to be investments in the underlying securities.


Derivatives: Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives include the following instruments, each of which is described in this SAI: CMOs, Forwards, Futures, Inverse Floaters, Options, SMBS, Structured Investments, Structured Notes, and Swaps.

A Portfolio may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees ("Board").

When a Portfolio engages in certain types of derivatives transactions, including certain forwards, futures, options and mortgage derivatives, it will have to segregate cash and/or liquid securities to cover its obligations. At certain levels, this can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Emerging Market Securities: Emerging market securities are Foreign Equity Securities or Foreign Fixed Income Securities issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).


Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities. Equity securities include the following types of instruments, each of which is described in this SAI: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Rights and Warrants.

Fixed Income Securities: Fixed Income Securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk, and spread risk. Fixed income securities include the following types of instruments, each of which is described in this SAI:
Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Securities, Municipals, NY Municipals, Preferred Stock, Repurchase Agreements, U.S. Governments, When-Issued Securities, Yankee and Eurodollar Obligations and Zero Coupons.

Interest-rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political, and, other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

Floaters: Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

Foreign Currency: Portfolios investing in Foreign Securities will regularly transact security purchases and sales in foreign currencies. These Portfolios may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.


Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


Foreign Equity Securities: Foreign equity securities are Equity Securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including Depositary Receipts. See also Foreign Securities, below.

Foreign Fixed Income Securities: Foreign fixed income securities are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside of the United States, including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities. See also Foreign Securities, below.

Foreign Securities: Foreign Securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities, Foreign Fixed Income Securities, and Investment Funds. Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Certain Portfolios may enter into forward foreign currency exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. See Forwards, below. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve most favorable execution costs in their Portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.


European Currency Transition. On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "Euro" and each member's local currency became a denomination of the Euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the Euro effective January 1, 2002.

The transition to the Euro may continue to have an effect on the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro may have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

Forwards: Forward Foreign Currency Exchange Contracts ("Forwards") are Derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. Forwards are an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date.

Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a Portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into Forwards, as well as any use of cross or proxy hedging techniques, will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine Forwards with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as "synthetic" securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Risks. Forwards are not traded on contract markets regulated by the Securities and Exchange Commission ("SEC") or the Commodity Futures Trading Commission ("CFTC"). They are traded through financial institutions acting as market-makers. Portfolios that trade Forwards could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forwards may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the Forward. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into Forwards for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the Forward.

Futures: Futures contracts and options on futures contracts ("Futures") are Derivatives. Each Portfolio, except the Cash Reserves Portfolio, may invest in Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act ("CEA") by the CFTC.

Although Futures by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio's margin deposits will be placed in a segregated account maintained by the Fund's custodian or with a futures commission merchant as approved by the Board.


After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Portfolio expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities.

Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of Futures may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Limitations on Futures Contracts. The CFTC recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in a Portfolio's prospectus or SAI. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.


Risks. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

A Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that a Portfolio could lose margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


High Yield Securities: High yield securities are Fixed Income Securities, generally Corporates, Preferred Stocks, and Convertibles, rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See Appendix A for more information about fixed income security ratings. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.


While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.


The high yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.


A lower level of liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of


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

additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.


Inverse Floaters: Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: Investment companies are Equity Securities and include open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a Portfolio invests a portion of its assets in investment companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.


Investment Funds: Investment funds can include Emerging Market Securities. Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in investment companies.


Investment Grade Securities: Investment grade securities are Fixed Income Securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by the U.S. Government or a private organization; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be "high grade." Any Portfolio is permitted to hold investment grade securities or "high grade" securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security or "high grade" security, respectively. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.


Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality.


Loan Participations and Assignments: Loan participations and assignments are Fixed Income Securities. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations (see below) and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio's holdings and calculating its net asset value.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.


Sovereign Debt. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries.

Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situations, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which a Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign governmental debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. See also, Brady Bonds. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.


Mortgage Securities: Mortgage-backed securities ("Mortgage Securities") are Fixed Income Securities representing an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If a Portfolio purchases a mortgage security that does not have an issuer-provided guarantee, the security will be rated investment grade at the time of purchase by one or more NRSROs, or, if unrated, deemed by the Adviser to be of equivalent quality.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including zero coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Average Life. The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage Securities. Yields on mortgage pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Portfolios. The compounding effect from reinvestment of monthly payments received by each Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

About Mortgage Securities. Interests in pools of mortgage securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

Residential Mortgage-Backed Securities. Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolios may purchase pools of adjustable rate mortgages ("ARM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. ARM's are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The Portfolios' interest income will vary with changes in the applicable interest rate on pools of ARM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolios' net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.


Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.


Fannie Mae is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, banks, commercial banks, credit unions, mortgage bankers, state and local housing finance agencies and other financial institutions. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.


The principal government guarantor of mortgage-backed securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios will purchase mortgage securities that are rated investment grade quality by Moody's and/or Standard & Poor's or, if unrated, deemed by the Adviser to be of investment grade quality.


It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such types of securities.

There are two methods of trading mortgage securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a "TBA" (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage securities are traded on a TBA basis.

Possible Risks. Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, Mortgage Securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a Portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Prepayments at a time when interest rates are falling generally means that a Portfolio may have to invest the principal payments it receives at lower interest rates. In selecting Mortgage Securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans, and, in come cases there may be prohibitions on principal prepayments for several years following origination.


Municipals: Municipal securities are Fixed Income Securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" basis, meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio's limitation on investing in illiquid securities), the Board has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

NY Municipals: New York municipal bonds are Fixed Income Securities issued by the New York State government, state agencies and various local governments, including counties, cities, municipalities, townships, special districts and authorities ("NY Municipals"). In general, the credit quality and credit risk of any issuer's debt is contingent upon the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in the debt document that protects debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified, where financial operations are sound and the debt burden is reasonable.

Concentration of investment in the securities of one state exposes the New York Municipal Portfolio to greater credit risks than would be present in a nationally diversified portfolio of municipal securities. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal securities of that state.

Certain state-created agencies have statutory authority to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on State funds through various state-assisted programs.

The New York Municipal Portfolio will make significant investments in NY Municipals. A Portfolio's performance will depend in part upon the ability of the issuers of these bonds to meet their obligations for the payment of principal and interest. The Portfolio may acquire bonds whose issuers are affected by the financial circumstances facing New York generally. While the overall wealth of New York, as reflected by its per capita income, is among the highest in the nation, New York has a large accumulated deficit, the per capita debt is among the highest in the country and New York City, which represents a significant part of the state's economy, has struggled at times to maintain fiscal stability.

The following information on NY Municipals risk factors is only a summary, based on (i) the State's Annual Information Statement dated May 30, 2003, (ii) a quarterly update thereto dated October 30, 2003, (iii) on publicly-available official statements relating to offerings by issuers of NY Municipals on or prior to June 17, 2003 with respect to offerings of New York State, and (iv) on or prior to October 3, 2003 with respect to offerings by the City. No representation is made as to the accuracy of this information.

As described in more detail below, the World Trade Center terrorist attacks continue to have an even more devastating impact on the New York State economy than on the national economy as a whole. Further, the December 2001 collapse of Enron, the corporate governance scandals that followed, and finally the run up to the war in Iraq, have continued to affect the financial sector. The New York State Division of Budget ("DOB") has revised its 2003 forecast for total State employment growth marginally upward from a decline of 0.4% to a decline of 0.1%, on an annual average basis. Private sector job growth has similarly been revised up from a decline of 0.2% to a decline of 0.1%. Expected employment growth for 2004 has also been revised upward from 0.6% to 0.8%.


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Nevertheless, the estimate for the State's unemployment rate, which is often a lagging economic indicator, remained at 6.2% for both 2003 and 2004. DOB's 2003 forecast for State wages and salaries was relatively unchanged from July 2003, but was revised up for 2004 from 4.1% to 4.6%. Growth in total State personal income, of which wages and salaries are the largest component, was revised up to 2.7% for 2003, due in large part to revised data for proprietors' income, and to 4.4% for 2004.

New York City expected total expenditures for recovery, clean up and repair efforts in the wake of the September 11, 2001 terrorist attacks on the World Trade Center to be substantial. The Federal government has committed over $21 billion for disaster assistance in New York, including disaster recovery and related activities, increased security costs, and reconstruction of infrastructure systems and public facilities. This amount includes approximately $15.5 billion of appropriations for costs such as clean up, economic development, job training, transit improvements, road construction and grants to residences and businesses in lower Manhattan. It also includes approximately $5.5 billion for economic stimulus programs directed primarily at businesses located in the Liberty Zone, the area surrounding the World Trade Center site. These programs include expanding credits, increasing depreciation deductions, authorizing the issuance of tax-exempt private activity bonds and expanding authorization to advance refund some bonds issued to finance facilities in the City.

In addition, the State authorized the New York City Transitional Finance Authority ("TFA") to have outstanding $2.5 billion of "Recovery Bonds" and "Recovery Notes" to pay costs relating to or arising from the September 11th attack. New York City continues to believe it was not possible to quantify with any certainty the long-term impact of the September 11th attack on the City and its economy, any economic benefits which may result from recovery and rebuilding activities and the amount of additional resources from Federal, State, City and other sources which will be required.

Financial difficulties affecting New York's economy generally may affect municipal securities issuers, by jeopardizing their credit standing, impairing their borrowing abilities, and affording fewer markets for their outstanding debt obligations. In recent years, Standard & Poor's and Moody's have downgraded several different issues of municipal securities of New York City and New York State and their agencies and instrumentalities. Historically, there has been a strong demand for NY Municipals, and as a consequence, NY Municipals are often issued with relatively lower yields, and traded in the marketplace at relatively higher prices than comparably rated municipal bonds issued in other jurisdictions.


Options: Options are Derivatives. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, and a put option conveys the right to sell, a specified quantity of the underlying security.

Portfolios may purchase over-the-counter options ("OTC Options") from, or sell them to, securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing in illiquid securities.

Risks of Options. Investments in options involve some of the same risks that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an


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

option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Those price changes also can result in a Portfolio holding an option that will expire worthless. For example, if a Portfolio purchases a call option and the price of the underlying security falls to rise above the option's strike price, the Portfolio would not exercise the option. As a result, the option will expire worthless and the Portfolio will lose the price it paid for the option. By contrast, if a Portfolio writes a call option on a security and the price of the underlying security rises above the strike price, the purchaser of the option may exercise the option, so that the Portfolio will not benefit from the increase in value of the underlying security.

Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. The market prices of options generally can be more volatile than the market prices on the underlying futures contract or securities. Another risk is that the Counterparty to an over-the-counter option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or other circumstances.


Options on Currencies. All Portfolios, except the Cash Reserves, U.S. Core Fixed Income, Limited Duration and Advisory Mortgage Portfolios, may purchase and write options on foreign currencies in a manner similar to that in which they would use futures contracts on foreign currencies, or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency falls, a Portfolio will have the right to sell the currency for a fixed amount in dollars and thereby offset, in whole or in part, the adverse effect that the foreign currency's fall would have had on the Portfolio's holdings.


Conversely, a Portfolio may buy call options on a foreign currency when the Adviser wants to purchase securities denominated in that currency and believes that the dollar value of that foreign currency will increase, thereby increasing the cost of acquiring those securities. Purchasing such options may offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolios lose money on transactions in foreign currency options, which could reduce the gain the Portfolio might have achieved from advantageous changes in the exchange rates.


A Portfolio may write options on foreign currencies for the same purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.


Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


A Portfolio may only write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian, or



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

(c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.


A Portfolio may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Portfolio will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.


Risks of options on futures contracts and on foreign currencies. Options on foreign currencies are traded over-the-counter through financial institutions acting as market-makers, although they are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio that writes options could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


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Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both Equity Securities and Fixed Income Securities. Therefore, the Fund's Equity, Fixed Income and Balanced Portfolios may all purchase preferred stocks.


Repurchase Agreements: Repurchase agreements are Fixed Income Securities in the form of an agreement backed by collateral. Each of the Fund's Portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser and the Fund's Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.


Pursuant to an SEC order, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Adviser acknowledges these risks, it is expected that such risks can be controlled through stringent security and counterparty selection criteria and careful monitoring procedures.


Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Rights: Rights are Equity Securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Securities Lending: Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.


Short Selling: A short sale is a transaction in which a Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.


Risks. Short sales by a Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when a Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.


SMBS: Stripped mortgage-backed securities ("SMBS") are Derivatives in the form of multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than



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

anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed "illiquid" and subject to each Portfolio's limitation on investing in illiquid securities.


Structured Investments: Structured investments are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A Portfolio will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board.


Structured Notes: Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps: All Portfolios, except the Cash Reserves and Mid Cap Growth Portfolios, may enter into swap contracts ("Swaps"). A swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.


The swaps in which a Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. All of the



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Portfolios, except the Cash Reserves and Mid Cap Growth Portfolios, may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

Risks. Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

Credit Default Swaps. Certain Portfolios may enter into credit default swap contracts for hedging purposes or to add leverage to the Portfolio. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

A Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

U.S. Government Securities: The term "U.S. Government securities" ("U.S. Governments") refers to a variety of Fixed Income Securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Warrants: Warrants are Equity Securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.


When-Issued Securities: A Portfolio may purchase securities on a "when, as and if issued" basis ("When-Issued Securities") under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Portfolio until the Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Yankee and Eurobond Obligations: Each Portfolio may invest in Eurobond and Yankee obligations, which are Fixed Income Securities. The Eurobonds that the Portfolios will purchase may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the EMU). Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. The Cash Reserves Portfolio will perform the same credit analysis on Eurobond and Yankee obligations that it purchases as it does on domestic issues, and will seek to invest in obligations of issuers that have at least the same financial strength as the domestic issuers whose securities it purchases.

Zero Coupons: Zero coupon bonds are Fixed Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero Coupon Treasury Bonds are sold under a variety of different names, such as:
Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRS"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                             INVESTMENT LIMITATIONS


Fundamental Limitations. Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.


As a matter of fundamental policy, each Portfolio will not change its objective and will not:

(1) invest in physical commodities or contracts on physical commodities;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;


(3) make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental limitation (7), below,
(ii) by lending its portfolio securities, and (iii) by lending portfolio assets to other Portfolios of the Fund, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations, or interpretations or orders of the SEC thereunder;

(4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer (this restriction is not applicable to the International Fixed Income, Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II, Mortgage Advisory, or Investment Grade Credit Advisory Portfolios);


(5) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this restriction does not apply to the International Fixed Income, Advisory Foreign Fixed Income or Advisory Foreign Fixed Income II Portfolios);

(6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);


(7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in connection with the disposition of restricted securities);

(8) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(ii) the Cash Reserves, Mortgage Advisory and Investment Grade Credit Advisory Portfolios may invest without limitation in certificates of deposit or bankers' acceptances of domestic banks; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset-backed securities will be classified according to the underlying assets securing such securities; and (vi) the Advisory Mortgage and Mortgage Advisory Portfolios will concentrate in mortgage-backed securities; and

(9) with respect to the Mortgage Advisory and Investment Grade Credit Advisory Portfolios, issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Senior securities may include any obligation of instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate segregation of assets to cover such obligations.


Non-Fundamental Limitations. Each Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, no Portfolio will:


(1) in the case of any Equity or Balanced Portfolio:


     (a) enter into futures contracts to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Portfolio's total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage; or

     (b) write put or call options except to the extent described above in (a);


(2) in the case of any Fixed Income Portfolio: enter into futures contracts or options on futures contracts for purposes other than bona fide hedging if more than 5% of the Portfolio's total assets at the time of the transaction would be required as margin and option premiums to secure the Portfolio's obligations under such contracts;


(3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(4) sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(5) borrow money other than from banks or other Portfolios of the Fund, provided that a Portfolio may borrow from banks or other Portfolios of the Fund so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or purchase additional securities when borrowings exceed 5% of total (gross) assets;

(6) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;


(7) invest more than an aggregate of 15% of the net assets of the Portfolio (except for the Cash Reserves Portfolio which may not invest more than an aggregate of 10% of its net assets), determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

(8) invest for the purpose of exercising control over management of any company; and

(9) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

Pursuant to an order from the SEC, the Portfolios may enter into interfund lending arrangements. Interfund loans and borrowings permit each Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio's investment objective and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

                               PURCHASE OF SHARES

The Portfolios requested should be designated on the Account Registration Form. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders, and (iii) to reduce or waive the minimum for initial and subsequent investments. The officers of the Fund may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by certain investors, including but not limited to (a) employees of the Adviser and its affiliates, and (b) other investors with whom the Adviser wishes to develop a relationship or whose investments are expected, over a reasonable period of time, to exceed the minimum initial investment requirement.

The Cash Reserves Portfolio declares dividends daily and, therefore, at the time of a purchase must have funds immediately available for investment. As a result, you must pay for shares of the Cash Reserves Portfolio with Federal Funds (monies credited to the Portfolio's Custodian by a Federal Reserve Bank). Payment for shares of the other Portfolios need not be converted into Federal Funds before acceptance by the Fund.

Investors purchasing and redeeming shares of the Portfolios through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary's services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Institutional Class Shares.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

                              REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's prospectuses under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.


Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio. See each prospectus for additional information about redeeming shares of a Portfolio.


                        TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

                              SHAREHOLDER SERVICES

Transfer of Shares


Shareholders may transfer shares of the Fund's Portfolios to another person by written request to Shareholder Services at Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


                               VALUATION OF SHARES


Net asset value per share ("NAV") is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. NAV for each class of shares offered by the Fund may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

In the calculation of a Portfolio's net asset value: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or the Sub-Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


Cash Reserves Portfolio: For the purpose of calculating the Cash Reserves Portfolio's NAV, securities are valued by the amortized cost method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price the Portfolio would receive if it sold the instrument.

The use of amortized cost and the maintenance of the Portfolio's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As conditions of operating under Rule 2a-7, the Portfolio must maintain a dollar-weighted average Portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities, which are determined by the Trustees to present minimal credit risks and which are of eligible quality as determined under the rule.

The Board has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board.

In the event of a deviation of over 1/2 of 1% between a Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Board will also take any action they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. This action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital gains or losses, or utilizing a NAV not equal to $1.00 based upon available market quotations.


                             MANAGEMENT OF THE FUND

The Trustees supervise the Fund's affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the "Institutional Funds") and all of the funds advised by Morgan Stanley Investment Advisors Inc. (the "Retail Funds"). Seven Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Trustees are the non "Interested Persons" of the Fund as defined under Section 2(a)(19) of the 1940 Act (the "Independent Trustees"). The other three Trustees (the "Management Trustees") are affiliated with the Adviser.

INDEPENDENT TRUSTEES: The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment advisor that is an affiliated person of the Adviser (including but not limited to Morgan Stanley Investment Advisors Inc.). Although the Fund Complex includes all Retail and Institutional Funds as defined above, the Fund's Family of Investment Companies, as defined below, only includes the Institutional Funds.



--------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                                                                         in Fund
                         Position(s)                      Principal Occupation(s)        Complex         Other
Name, Age and Address     Held with      Length of               During                  Overseen     Directorships
of Independent Trustee   Registrant    Time Served/1/          Past 5 Years/2/          by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------
Michael Bozic (62)         Trustee       Since July     Retired; Director or Trustee       208       Director of
c/o Kramer Levin                         2003           of the Retail Funds (since                   Weirton Steel
Naftalis & Frankel LLP                                  April 1994) and the                          Corporation.
Counsel to the                                          Institutional Funds (since
Independent Trustees                                    July 2003); formerly Vice
919 Third Avenue                                        Chairman of Kmart Corporation
New York, NY                                            (December 1998-October 2000),
                                                        Chairman and Chief Executive
                                                        Officer of Levitz
                                                        Furniture Corporation
                                                        (November 1995-November
                                                        1998) and President and
                                                        Chief Executive Officer of
                                                        Hills Department Stores
                                                        (May 1991-July 1995);
                                                        formerly variously
                                                        Chairman, Chief Executive
                                                        Officer, President and
                                                        Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise
--------------------------------------------------------------------------------------------------------------------



----------
/1/ This is the earliest date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

/2/ The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                                                          in Fund
                         Position(s)                       Principal Occupation(s)        Complex         Other
Name, Age and Address     Held with      Length of               During                   Overseen     Directorships
of Independent Trustee   Registrant    Time Served/1/          Past 5 Years/2/           by Trustee   Held by Trustee
------------------------------------------------------------------------------------------------------------------------
                                                        Group of Sears Roebuck & Co.
------------------------------------------------------------------------------------------------------------------------
Edwin J. Garn (71)        Trustee       Since July      Director or Trustee of the          208       Director of
c/o Summit Ventures                     2003            Retail Funds (since January                   Franklin Covey
LLC                                                     1993) and the Institutional                   (time management
1 Utah Center                                           Funds (since July 2003);                      systems), BMW
201 S. Main Street                                      member of the Utah Regional                   Bank of North
Salt Lake City, UT                                      Advisory Board of Pacific                     America, Inc.
                                                        Corp.; formerly United States                 (industrial loan
                                                        Senator (R-Utah) (1974-1992)                  corporation),
                                                        and Chairman, Senate Banking                  United Space
                                                        Committee (1980-1986), Mayor                  Alliance (joint
                                                        of Salt Lake City, Utah                       venture between
                                                        (1971-1974), Astronaut, Space                 Lockheed Martin
                                                        Shuttle Discovery (April                      and the Boeing
                                                        12-19, 1985), and Vice                        Company) and
                                                        Chairman, Huntsman Corporation                Nuskin Asia
                                                        (chemical company).                           Pacific
                                                                                                      (multilevel
                                                                                                      marketing);
                                                                                                      member of the
                                                                                                      board of various
                                                                                                      civic and
                                                                                                      charitable
                                                                                                      organizations.
------------------------------------------------------------------------------------------------------------------------
Wayne E. Hedien (69)      Trustee       Since July      Retired; Director or Trustee        208       Director of The
c/o Kramer Levin                        2003            of the Retail Funds (since                    PMI Group Inc.
Naftalis & Frankel LLP                                  September 1997) and the                       (private mortgage
Counsel to the                                          Institutional Funds (since                    insurance);
Independent Trustees                                    July 2003); formerly                          Trustee and Vice
919 Third Avenue                                        associated with the Allstate                  Chairman of The
New York, NY                                            Companies (1966-1994), most                   Field Museum of
                                                        recently as Chairman of The                   Natural History;
                                                        Allstate Corporation (March                   director of
                                                        1993-December 1994) and                       various other
                                                        Chairman and Chief Executive                  business and
                                                        Officer of its wholly-owned                   charitable
                                                        subsidiary, Allstate Insurance                organizations.
                                                        Company (July 1989-December
                                                        1994).
------------------------------------------------------------------------------------------------------------------------



----------
/1/ This is the earliest date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

/2/ The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund
                         Position(s)                       Principal Occupation(s)         Complex         Other
Name, Age and Address     Held with      Length of               During                    Overseen     Directorships
of Independent Trustee   Registrant    Time Served/1/          Past 5 Years/2/            by Trustee   Held by Trustee
------------------------------------------------------------------------------------------------------------------------
Dr. Manuel H. Johnson     Trustee       Since July      Chairman of the Audit                208       Director of NVR,
(54)                                    2003            Committee and Director or                      Inc. (home
c/o Johnson Smick                                       Trustee of the Retail Funds                    construction);
International, Inc.                                     (since July 1991) and the                      Chairman and
2099 Pennsylvania                                       Institutional Funds (since                     Trustee of the
Avenue N.W.                                             July 2003); Senior Partner,                    Financial
Suite 950                                               Johnson Smick International,                   Accounting
Washington, D.C.                                        Inc., a consulting firm;                       Foundation
                                                        Co-Chairman and a founder of                   (oversight
                                                        the Group of Seven Council                     organization of
                                                        (G7C), an international                        the Financial
                                                        economic commission; formerly                  Accounting
                                                        Vice Chairman of the Board of                  Standards Board);
                                                        Governors of the Federal                       Director of RBS
                                                        Reserve System and Assistant                   Greenwich Capital
                                                        Secretary of the U.S. Treasury.                Holdings
                                                                                                       (financial
                                                                                                       holding company).
------------------------------------------------------------------------------------------------------------------------
Joseph J. Kearns (61)     Trustee       Since August    Deputy Chairman of the Audit         209       Director of
PMB754                                  1994            Committee and Director or                      Electro Rent
23852 Pacific Coast                                     Trustee of the Retail Funds                    Corporation
Highway                                                 (since July 2003) and the                      (equipment
Malibu, CA                                              Institutional Funds (since                     leasing), The
                                                        August 1994); previously                       Ford Family
                                                        Chairman of the Audit                          Foundation, and
                                                        Committee of the Institutional                 the UCLA
                                                        Funds (October 2001 - July                     Foundation.
                                                        2003); President, Kearns
                                                        Associates LLC (investment
                                                        consulting); formerly CFO of
                                                        the J. Paul Getty Trust.
------------------------------------------------------------------------------------------------------------------------
Michael E. Nugent (67)    Trustee       Since July      Chairman of the Insurance            208       Director of
c/o Triumph Capital,                    2001            Committee and Director or                      various business
L.P.                                                    Trustee of the Retail Funds                    organizations.
445 Park Avenue                                         (since July 1991) and the
New York, NY                                            Institutional Funds (since
                                                        July 2001); General Partner of
                                                        Triumph Capital, L.P., a
                                                        private investment
                                                        partnership; formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).
------------------------------------------------------------------------------------------------------------------------



----------
/1/ This is the earliest date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

/2/ The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

------------------------------------------------------------------------------------------------------------------------
                                                                                         Number of
                                                                                         Portfolios
                                                                                          in Fund
                         Position(s)                       Principal Occupation(s)        Complex         Other
Name, Age and Address     Held with      Length of                During                   Overseen     Directorships
of Independent Trustee   Registrant    Time Served/1/          Past 5 Years/2/           by Trustee   Held by Trustee
------------------------------------------------------------------------------------------------------------------------
Fergus Reid (71)          Trustee       Since June      Chairman of the Governance          209       Trustee and
85 Charles Colman                       1992            Committee and Director or                     Director of
Blvd.                                                   Trustee of the Retail Funds                   certain
Pawling, NY                                             (since July 2003) and the                     investment
                                                        Institutional Funds (since                    companies in the
                                                        June 1992); Chairman of                       JPMorgan Funds
                                                        Lumelite Plastics Corporation.                complex managed
                                                                                                      by JPMorgan
                                                                                                      Investment
                                                                                                      Management Inc.
------------------------------------------------------------------------------------------------------------------------



----------
/1/ This is the earliest date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

/2/ The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

                     [This space intentionally left blank.]

MANAGEMENT TRUSTEES: The Trustees who are affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.



------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                                                                   Portfolios in
                                                                                        Fund             Other
                                                                                       Complex       Directorships
     Name, Age and       Position(s)    Length of                                   Overseen by        Held by
       Address of         Held with       Time         Principal Occupation(s)       Management      Management
  Management Trustee      Registrant    Served/3/       During Past 5 Years/4/        Trustee         Trustee
------------------------------------------------------------------------------------------------------------------
Charles A.               Chairman      Since July   Chairman and Director or           208              None
Fiumefreddo (70)         of the        2003         Trustee of the Retail
                         Board and                  Funds (since July 1991) and
c/o Morgan Stanley       Trustee                    the Institutional Funds
Trust                                               (since July 2003); formerly
Harborside Financial                                Chief Executive Officer of
Center,                                             the Retail Funds (until
Plaza Two,                                          September 2002).
Jersey City, NJ
------------------------------------------------------------------------------------------------------------------
James F. Higgins (55)    Trustee       Since July   Director or Trustee of the         208         Director of AXA
c/o Morgan Stanley                     2003         Retail Funds (since June                       Financial, Inc.
Trust                                               2000) and the Institutional                    and The
Harborside Financial                                Funds (since July 2003);                       Equitable Life
Center,                                             Senior Advisor of Morgan                       Assurance
Plaza Two,                                          Stanley (since August 2000);                   Society of the
Jersey City, NJ                                     Director of Morgan Stanley                     United States
                                                    Distributors Inc. and Dean                     (financial
                                                    Witter Realty Inc.;                            services).
                                                    previously President and
                                                    Chief Operating Officer of
                                                    the Private Client Group of
                                                    Morgan Stanley (May
                                                    1999-August 2000), and
                                                    President and Chief
                                                    Operating Officer of
                                                    Individual Securities of
                                                    Morgan Stanley (February
                                                    1997-May 1999).
------------------------------------------------------------------------------------------------------------------



----------
/3/ This is the date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
/4/ The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                                                                   Portfolios in
                                                                                       Fund          Other
                                                                                     Complex       Directorships
     Name, Age and       Position(s)    Length of                                   Overseen by       Held by
       Address of         Held with       Time         Principal Occupation(s)      Management      Management
  Management Trustee      Registrant     Served/3/     During Past 5 Years/4/         Trustee         Trustee
------------------------------------------------------------------------------------------------------------------
Philip J. Purcell (60)   Trustee       Since July   Director or Trustee of the         208         Director of
1585 Broadway                          2003         Retail Funds (since April                      American
New York, NY                                        1994) and the Institutional                    Airlines Inc.
                                                    Funds (since July 2003);                       and its parent
                                                    Chairman of the Board of                       company, AMR
                                                    Directors and Chief                            Corporation.
                                                    Executive Officer of Morgan
                                                    Stanley and Morgan Stanley
                                                    DW Inc.; Director of Morgan
                                                    Stanley Distributors Inc.;
                                                    Chairman of the Board of
                                                    Directors and Chief
                                                    Executive Officer of Novus
                                                    Credit Services Inc.;
                                                    Director and/or officer of
                                                    various Morgan Stanley
                                                    subsidiaries.
------------------------------------------------------------------------------------------------------------------



----------
/3/ This is the date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
/4/ The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

                     [This space intentionally left blank.]

OFFICERS:


-----------------------------------------------------------------------------------------------------
Name, Age and Address of   Position(s) Held    Length of Time   Principal Occupation(s) During Past 5
    Executive Officer       with Registrant       Served/5/                     Years/6/
-----------------------------------------------------------------------------------------------------
Mitchell M. Merin (50)     President          Since July 2003   President and Chief Operating Officer
1221 Avenue of the                                              of Morgan Stanley Investment
Americas                                                        Management Inc.; President, Director
New York, NY                                                    and Chief Executive Officer of Morgan
                                                                Stanley Investment Advisors, Inc. and
                                                                Morgan Stanley Services Company Inc.;
                                                                Chairman and Director of Morgan
                                                                Stanley Distributors Inc.; Chairman
                                                                and Director of Morgan Stanley Trust;
                                                                Director of various Morgan Stanley
                                                                subsidiaries; President of the
                                                                Institutional Funds (since July 2003)
                                                                and President of the Retail Funds
                                                                (since May 1999); Trustee (since July
                                                                2003) and President (since December
                                                                2002) of the Van Kampen Closed-End
                                                                Funds; Trustee (since May 1999) and
                                                                President (since October 2002) of the
                                                                Van Kampen Open-End Funds.
-----------------------------------------------------------------------------------------------------
Barry Fink (48)             Vice President    Since July 2003   General Counsel (since May 2000) and
1221 Avenue of the                                              Managing Director (since December
Americas                                                        2000) of Morgan Stanley Investment
New York, NY                                                    Management; Managing Director (since
                                                                December 2000), Secretary (since
                                                                February 1997) and Director (since
                                                                July 1998) of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan
                                                                Stanley Services Company Inc.;
                                                                Assistant Secretary of Morgan Stanley
                                                                DW Inc.; Vice President and General
                                                                Counsel of the Retail Funds; Managing
                                                                Director, Secretary and Director of
                                                                Morgan Stanley Distributors Inc.;
                                                                previously Secretary of the Retail
                                                                Funds (February 1997- July 2003);
                                                                previously Vice President and
                                                                Assistant General Counsel of Morgan
                                                                Stanley Investment Advisors Inc. and
                                                                Morgan Stanley Services Company Inc.
                                                                (February 1997 - December 2001).
-----------------------------------------------------------------------------------------------------



----------
/5/ This is the earliest date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected. /6/ The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

-----------------------------------------------------------------------------------------------------
Name, Age and Address of   Position(s) Held    Length of Time   Principal Occupation(s) During Past 5
    Executive Officer       with Registrant       Served/5/                     Years/6/
-----------------------------------------------------------------------------------------------------
Ronald E. Robison (64)     Executive Vice     Since July 2003   Chief Global Operations Officer and
1221 Avenue of the         President and                        Managing Director of Morgan Stanley
Americas                   Principal                            Investment Management Inc.; Managing
New York, NY               Executive                            Director of Morgan Stanley & Co.
                           Officer                              Incorporated; Managing Director of
                                                                Morgan Stanley; Managing Director,
                                                                Chief Administrative Officer and
                                                                Director of Morgan Stanley Investment
                                                                Advisors Inc. and Morgan Stanley
                                                                Services Company Inc.; Chief
                                                                Executive Officer and Director of
                                                                Morgan Stanley Trust; Managing
                                                                Director and Director of Morgan
                                                                Stanley Distributors Inc.; Executive
                                                                Vice President and Principal
                                                                Executive Officer of the Retail Funds
                                                                (since April 2003) and the
                                                                Institutional Funds (since July
                                                                2003); previously President and
                                                                Director of the Institutional Funds
                                                                (March 2001 - July 2003).
-----------------------------------------------------------------------------------------------------
Joseph J. McAlinden (60)   Vice President     Since July 2003   Managing Director and Chief
1221 Avenue of the                                              Investment Officer of Morgan Stanley
Americas                                                        Investment Advisors Inc. and Morgan
New York, NY                                                    Stanley Investment Management Inc.;
                                                                Director of Morgan Stanley Trust;
                                                                Chief Investment Officer of the Van
                                                                Kampen Funds; Vice President of the
                                                                Institutional Funds (since July 2003)
                                                                and the Retail Funds (since July
                                                                1995).
-----------------------------------------------------------------------------------------------------
Stefanie V. Chang (37)     Vice President     Since December    Executive Director of Morgan Stanley
1221 Avenue of the                            1997              & Co. Incorporated and Morgan Stanley
Americas                                                        Investment Management Inc. and Vice
New York, NY                                                    President of the Institutional Funds
                                                                (since December 1997) and the Retail
                                                                Funds (since July 2003); formerly
                                                                practiced law with the New York law
                                                                firm of Rogers & Wells (now Clifford
                                                                Chance LLP).
-----------------------------------------------------------------------------------------------------
Mary E. Mullin (37)        Secretary          Since June 1999   Executive Director of Morgan Stanley
1221 Avenue of the                                              & Co. Incorporated, Morgan Stanley
Americas                                                        Investment Advisors Inc., and Morgan
New York, NY                                                    Stanley Investment Management Inc.;
                                                                Secretary of the Institutional Funds
                                                                (since June 1999) and the Retail
                                                                Funds (since July 2003); formerly
                                                                practiced law with the New York law
                                                                firms of McDermott, Will & Emery and
                                                                Skadden, Arps, Slate, Meagher & Flom
                                                                LLP.
-----------------------------------------------------------------------------------------------------



----------
/5/ This is the earliest date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected. /6/ The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

-----------------------------------------------------------------------------------------------------
Name, Age and Address of   Position(s) Held    Length of Time   Principal Occupation(s) During Past 5
    Executive Officer       with Registrant       Served/5/                     Years/6/
-----------------------------------------------------------------------------------------------------
James Garrett (34)         Treasurer and      Treasurer since   Executive Director of Morgan Stanley
1221 Avenue of the         Chief Financial    February 2002     & Co. Incorporated and Morgan Stanley
Americas                   Officer            and Chief         Investment Management Inc.; Treasurer
New York, NY                                  Financial         and Chief Financial Officer of the
                                              Officer since     Institutional Funds; previously with
                                              July 2003         PriceWaterhouse LLP (now
                                                                PricewaterhouseCoopers LLP).
-----------------------------------------------------------------------------------------------------
Michael Leary (38)         Assistant          Since March       Assistant Director and Vice President
JPMorgan Investor          Treasurer          2003              of Fund Administration, JPMorgan
Services Co.                                                    Investors Services Co. (formerly
73 Tremont Street                                               Chase Global Funds Services Company);
Boston, MA                                                      formerly Audit Manager at Ernst &
                                                                Young, LLP.
-----------------------------------------------------------------------------------------------------



----------
/5/ This is the earliest date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected. /6/ The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and which are generally referred to as the "Institutional Funds") for the calendar year ended December 31, 2003 is set forth in the table below. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Higgins, Purcell and Johnson did not serve as Trustees of the Fund prior to July 31, 2003.



---------------------------------------------------------------------------------------------
                                                             Aggregate Dollar Range of Equity
                                                               Securities in All Registered
                                                             Investment Companies Overseen by
                         Dollar Range of Equity Securities    Trustee in Family of Investment
                          in the Fund (as of December 31,      Companies (as of December 31,
    Name of Trustee                    2003)*                             2003)*
---------------------------------------------------------------------------------------------
Michael Bozic                          None                               None
---------------------------------------------------------------------------------------------
Charles A. Fiumefreddo                 None                               None
---------------------------------------------------------------------------------------------
Edwin J. Garn                          None                               None
---------------------------------------------------------------------------------------------
Wayne E. Hedien                        None                               None
---------------------------------------------------------------------------------------------
James F. Higgins                       None                               None
---------------------------------------------------------------------------------------------
Dr. Manuel H. Johnson                  None                               None
---------------------------------------------------------------------------------------------
Joseph J. Kearns                  Over $100,000                      Over $100,000
---------------------------------------------------------------------------------------------
Michael E. Nugent                      None                               None
---------------------------------------------------------------------------------------------
Philip J. Purcell                      None                               None
---------------------------------------------------------------------------------------------
Fergus Reid                            None                          Over $100,000
---------------------------------------------------------------------------------------------


----------
* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


As of January 9, 2004, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Institutional Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds' Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Trustees serve as members of the Governance Committee.

The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee consists of Messrs. Johnson, Bozic, Hedien, Garn, Kearns, Reid and Nugent. Messrs. Johnson, Bozic, Reid, Hedien and Garn were appointed to the Audit Committee on July 31, 2003. The Fund held eight Audit Committee meetings during its most recent fiscal year.

The Boards of the Institutional Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Reid, Bozic and Garn. The Governance Committee was established on July 31, 2003 and did not hold any meeting during its most recent fiscal year.

Finally, the Boards of the Institutional Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. The Insurance Committee was established on July 31, 2003. The Fund held two Insurance Committee meetings during most recent fiscal year.

Advantages of Having the Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Compensation of Trustees and Officers.

Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occurred each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Prior to August 1, 2003, the Fund, together with the other Institutional Funds for which a Trustee served as Director or Trustee, paid each Independent Trustee an annual retainer fee of $75,000, as well as the following additional amounts to Trustees for performing certain services: $5,000 annually for performing the duties of Chairman of the Audit Committee; $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee; $2,500 for each in-person Board meeting attended; and $1,000 for each telephonic Board meeting attended. Trustees who were also officers or affiliated persons received no remuneration from the Fund for their services as Trustees. The Fund's officers and employees were paid by the Adviser or its agents.

Effective April 1, 2004, the Fund will begin an unfunded Deferred Compensation Plan (the "Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).

The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended September 30, 2003. Messrs. Biggs, Barrett, Gerrity, Jones, McLean, Morong, Morton, and Robison ceased serving as Trustees of the Institutional Funds on July 31, 2003. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson, Higgins, and Purcell began serving as Trustees of the Institutional Funds on July 31, 2003.

                       FUND COMPENSATION

-------------------------------------------------------------------
                                   Aggregate Compensation from Fund
Name of Trustee                    (As of September 30, 2003) /(6)/
-------------------------------------------------------------------
CURRENT TRUSTEES:
-------------------------------------------------------------------
Michael Bozic /(1)/ /(4)/                      $ 8,089
-------------------------------------------------------------------
Charles A. Fiumefreddo* /(2)/                  $ 9,976
-------------------------------------------------------------------
Edwin J. Garn /(1)/ /(4)/                        8,089
-------------------------------------------------------------------
Wayne E. Hedien /(1)/ /(2)/                    $ 8,089
-------------------------------------------------------------------
James F. Higgins*                              $     0
-------------------------------------------------------------------
Manuel H. Johnson /(1)/                        $10,894
-------------------------------------------------------------------
Joseph J. Kearns /(1)/ /(6)/                   $40,860
-------------------------------------------------------------------
Michael Nugent /(1)/ /(2)/ /(3)/               $40,041
-------------------------------------------------------------------
Phillip J. Purcell*                            $     0
-------------------------------------------------------------------
Fergus Reid /(1)/ /(3)/ /(4)/                  $41,498
-------------------------------------------------------------------
FORMER TRUSTEES:
-------------------------------------------------------------------
John D. Barrett II /(5)/                       $29,708
-------------------------------------------------------------------
Barton M. Biggs*                               $     0
-------------------------------------------------------------------
Thomas P. Gerrity /(3)/                        $30,549
-------------------------------------------------------------------
Gerard E. Jones /(5)/                          $29,522
-------------------------------------------------------------------
Vincent R. McLean /(5)/ /(6)/                  $30,549
-------------------------------------------------------------------
C. Oscar Morong, Jr. /(5)/ /(6)/               $30,549
-------------------------------------------------------------------
William G. Morton /(3)/                        $29,708
-------------------------------------------------------------------
Ronald E. Robison*                             $     0
-------------------------------------------------------------------



----------
(*) Current Trustees Messrs. Fiumefreddo, Higgins, and Purcell are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act. Former Trustees Biggs and Robison were deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.
/(1)/ Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee, and Mr. Kearns is the Deputy Chairman of the Audit Committee. /(2)/ Member of the Insurance Committee. Mr. Nugent is the Chairman of the
     Insurance Committee.
/(3)/ Formerly a member of the Nominating / Compensation Committee which was dissolved effective July 31, 2003.
/(4)/ Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.
/(5)/ Formerly a member of the Audit Committee.
/(6)/ Includes amounts deferred at the election of Trustees under the Prior
     Plan. The total amount of deferred compensation (including interest) payable or accrued by Messrs. Kearns, McLean, and Morong are $31,597, $30,549 and $30,549, respectively.

The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson, Higgins, and Purcell began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.

                       CASH COMPENSATION FROM FUND COMPLEX

-----------------------------------------------------------------------------
                         Number of Portfolios in   Total Compensation from the
                          the Fund Complex from     Fund Complex Payable to
                            which the Trustee                Trustees
   Name of Trustee        Received Compensation      (As of December 31, 2003)
-----------------------------------------------------------------------------
CURRENT TRUSTEES:
-----------------------------------------------------------------------------
Michael Bozic                      208                      $164,400
-----------------------------------------------------------------------------
Charles A. Fiumefreddo             208                      $360,000
-----------------------------------------------------------------------------
Edwin J. Garn                      208                      $164,400
-----------------------------------------------------------------------------
Wayne E. Hedien                    208                      $164,300
-----------------------------------------------------------------------------
James F. Higgins                   208                      $      0
-----------------------------------------------------------------------------
Manuel H. Johnson                  208                      $228,213
-----------------------------------------------------------------------------
Joseph J. Kearns /(1)/             209                      $161,168
-----------------------------------------------------------------------------
Michael Nugent                     208                      $272,691
-----------------------------------------------------------------------------
Phillip J. Purcell                 208                      $      0
-----------------------------------------------------------------------------
Fergus Reid                        209                      $143,757
-----------------------------------------------------------------------------
FORMER TRUSTEES:
-----------------------------------------------------------------------------
John D. Barrett II                  68                      $ 52,250
-----------------------------------------------------------------------------
Barton M. Biggs                      0                      $      0
-----------------------------------------------------------------------------
Thomas P. Gerrity                   68                      $ 52,250
-----------------------------------------------------------------------------
Gerard E. Jones                     69                      $ 55,166
-----------------------------------------------------------------------------
Vincent R. McLean                   68                      $ 53,750
-----------------------------------------------------------------------------
C. Oscar Morong, Jr.                68                      $ 53,750
-----------------------------------------------------------------------------
William G. Morton                   68                      $ 53,750
-----------------------------------------------------------------------------
Ronald E. Robison                    0                      $      0
-----------------------------------------------------------------------------



----------
/(1)/ Includes amounts deferred at the election of Trustee under the Prior Plan.
     The total amount of deferred compensation (including interest) payable or accrued by Mr. Kearns is $72,668.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

---------------------------------------------------------------------------------------
Name of Independent     Retirement Benefits Accrued as   Estimated Annual Benefits Upon
     Trustee                    Fund Expenses                   Retirement/(1)/
---------------------------------------------------------------------------------------
                             By All Adopting Funds           From All Adopting Funds
---------------------------------------------------------------------------------------
Michael Bozic                       $19,842                         $47,838
---------------------------------------------------------------------------------------
Edwin J. Garn                       $35,306                         $47,877
---------------------------------------------------------------------------------------
Wayne E. Hedien                     $38,649                         $40,839
---------------------------------------------------------------------------------------
Dr. Manuel H. Johnson               $20,125                         $70,050
---------------------------------------------------------------------------------------
Michael E. Nugent                   $36,265                         $62,646
---------------------------------------------------------------------------------------



----------
/(1)/ Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.


                               INVESTMENT ADVISER


The Investment Adviser to the Fund, Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment Management Inc. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2003, the Adviser, together with its affiliated asset management companies, had approximately $421 billion in assets under management, with approximately $170 billion in institutional assets.

Under an Investment Advisory Agreement ("Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund (except for the Cash Reserves, International Fixed Income, Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios). In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Portfolios and to place each Portfolio's purchase and sales orders for investment securities.

Morgan Stanley Investment Management Limited ("MSIM Limited") serves as Sub-Adviser to the International Fixed Income Portfolio, the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio. MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of these Portfolios, makes certain day-to-day investment decisions for these Portfolios and places certain of the Portfolios' purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of these Portfolios. The Investment Sub-Advisory Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.


Morgan Stanley Investment Advisors Inc. ("MSIA") serves as Sub-Adviser to the Cash Reserves Portfolio. MSIA, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIA, subject to the control and supervision of the Fund, its officers and Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Cash Reserves Portfolio, makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSIA 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for sub-advisory services. The Investment Sub-Advisory Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:


-----------------------------------------------------
Portfolio                                    Rate (%)
---------                                    --------
-----------------------------------------------------
Equity Portfolio                                0.500
-----------------------------------------------------
Growth Portfolio*                            Unfunded
-----------------------------------------------------
Mid Cap Growth Portfolio                        0.500
-----------------------------------------------------
U.S. Mid Cap Value Portfolio                    0.750
-----------------------------------------------------
U.S. Small Cap Value Portfolio                  0.750
-----------------------------------------------------
Strategic Small Value Portfolio                 1.000
-----------------------------------------------------
Value Portfolio                                 0.500
-----------------------------------------------------
Value II Portfolio*                          Unfunded
-----------------------------------------------------
Cash Reserves Portfolio                         0.250
-----------------------------------------------------
U.S. Core Fixed Income Portfolio                0.375
-----------------------------------------------------
Core Plus Fixed Income Portfolio                0.375
-----------------------------------------------------
Investment Grade Fixed Income Portfolio         0.375
-----------------------------------------------------
High Yield Portfolio                            0.450
-----------------------------------------------------
Intermediate Duration Portfolio                 0.375
-----------------------------------------------------
International Fixed Income Portfolio            0.375
-----------------------------------------------------
Limited Duration Portfolio                      0.300
-----------------------------------------------------
Municipal Portfolio                             0.375
-----------------------------------------------------
New York Municipal Portfolio*                Unfunded
-----------------------------------------------------
Targeted Duration Portfolio*                 Unfunded
-----------------------------------------------------
Balanced Portfolio                              0.450
-----------------------------------------------------
Balanced Plus Portfolio*                     Unfunded
-----------------------------------------------------
Advisory Foreign Fixed Income Portfolio         0.375
-----------------------------------------------------
Advisory Foreign Fixed Income II Portfolio      0.375
-----------------------------------------------------
Advisory Mortgage Portfolio                     0.375
-----------------------------------------------------
Mortgage Advisory Portfolio*                    0.375
-----------------------------------------------------
Investment Grade Credit Advisory Portfolio*     0.375
-----------------------------------------------------



----------
*    As of the date of this SAI, these Portfolios are not operational.

The Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Institutional Class of the Cash Reserves, U.S. Core Fixed Income, Municipal, Strategic Small Value, Targeted Duration, Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios from exceeding 0.32%, 0.50%, 0.50%, 1.15%, 0.45%, 0.15%, 0.15% and 0.08% of their average daily net assets, respectively. The Adviser also has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Investment Class of the Cash Reserves Portfolio from exceeding 0.47% of its average daily net assets, and for the Adviser Class of the U.S. Core Fixed Income Portfolio from exceeding 0.75% of its average daily net assets.

For the fiscal years ended September 30, 2001, 2002 and 2003, the Fund paid the following advisory fees:



---------------------------------------------------------------------------------------------------
                                              Advisory Fees Paid            Advisory Fees Waived
---------------------------------------------------------------------------------------------------
Portfolio                                   2001      2002      2003      2001      2002      2003
                                           (000)     (000)     (000)     (000)     (000)     (000)
---------------------------------------------------------------------------------------------------
Equity Portfolio                          $ 2,736   $ 1,544   $   878   $     0   $     0   $     0
---------------------------------------------------------------------------------------------------
Growth Portfolio*                               *         *         *         *         *         *
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                              Advisory Fees Paid            Advisory Fees Waived
---------------------------------------------------------------------------------------------------
Portfolio                                   2001      2002      2003      2001      2002      2003
                                           (000)     (000)     (000)     (000)     (000)     (000)
---------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                   12,210     7,457     4,409         0         0         0
---------------------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio               11,145     9,611     4,722         0         0         0
---------------------------------------------------------------------------------------------------
U.S. Small Cap Value Portfolio              9,480     7,720     4,200         0         0         0
---------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                 0         5       228        27        78       129
---------------------------------------------------------------------------------------------------
Value Portfolio                             7,763     7,395     4,886         0         0         0
---------------------------------------------------------------------------------------------------
Value II Portfolio*                             *         *         *         *         *         *
---------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                       239       264       240        68        98       115
---------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio              684       848     1,245         0        79        31
---------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio           16,184    15,665    13,881         0         0         0
---------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio     1,079     1,408     2,124         0         0         0
---------------------------------------------------------------------------------------------------
High Yield Portfolio                        4,145     2,712     1,557         0         0         0
---------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio               285       385       497         0         0         0
---------------------------------------------------------------------------------------------------
International Fixed Income Portfolio          351       304       403         0         0         0
---------------------------------------------------------------------------------------------------
Limited Duration Portfolio                    572       888     1,590         0         0         0
---------------------------------------------------------------------------------------------------
Municipal Portfolio                           499       691     1,059        17        36        26
---------------------------------------------------------------------------------------------------
New York Municipal Portfolio*                   *         *         *         *         *         *
---------------------------------------------------------------------------------------------------
Targeted Duration Portfolio*                    *         *         *         *         *         *
---------------------------------------------------------------------------------------------------
Balanced Portfolio                          2,225     1,969     1,413         0         0         0
---------------------------------------------------------------------------------------------------
Balanced Plus Portfolio*                        *         *         *         *         *         *
---------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio         0         0         0       574       614       211
---------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II
   Portfolio                                    0         0         0       132       177        39
---------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                     0         0         0    26,365    27,615    24,818
---------------------------------------------------------------------------------------------------
Mortgage Advisory Portfolio*                    *         *         *         *         *         *
---------------------------------------------------------------------------------------------------
Investment Grade Credit Advisory
   Portfolio*                                   *         *         *         *         *         *
---------------------------------------------------------------------------------------------------



----------
*    Not in operation during the period.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund's Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser or
(3) by the Adviser without the payment of any penalty, upon 90 days' written notice to the Fund.


The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

The Fund, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


Approval of the Advisory Agreements


In approving the Investment Advisory Agreements, and the Investment Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Adviser and the Sub-Advisers, the performance, fees and expenses of each Portfolio compared to other similar investment companies, the Adviser's and the Sub-Advisers' expenses in providing the services, the profitability of the Adviser and the Sub-Advisers and their affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with each Portfolio. The Independent Trustees reviewed reports from third parties and management about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Adviser and the Sub-Advisers and the financial strength of the Adviser and the Sub-Advisers and their affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by legal counsel to the Fund as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Investment Advisory Agreement (and the Investment Sub-Advisory Agreements respecting the Cash Reserves, International Fixed Income, Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios) was in the best interests of each Portfolio and its shareholders.


                              PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.


Shareholder Service Agreement. The Fund has entered into a Shareholder Service Agreement with the Distributor whereby the Distributor will compensate service providers who provide certain services to clients who beneficially own Investment Class shares of the Portfolios described in the Investment Class prospectus. Each Portfolio (offering Investment Class shares) will pay to the Distributor a fee at the annual rate of 0.15% of the average daily net assets of such Portfolio attributable to the Investment Class shares serviced by the service provider, which fee will be computed daily and paid monthly. During the fiscal year ended September 30, 2003, the Balanced, Cash Reserves, Core Plus Fixed Income, High Yield, Intermediate Duration, U.S. Mid Cap Value and Value Portfolios paid $8,988, $11,334, $154,292, $5,967, $118,137, $29,699, and
$32,591, respectively, to compensate the Distributor under this Shareholder Service Agreement.


                             DISTRIBUTION OF SHARES

The Fund's Distribution Plan provides that the Adviser Class Shares will pay the Distributor an annualized fee of up to 0.25% of the average daily net assets of each Portfolio attributable to Adviser Class Shares, which the Distributor can use to compensate broker/dealers and service providers which provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares.


The Fund has adopted the Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Adviser Class Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Trustees who are not "interested persons" of the Fund. For the fiscal year ended September 30, 2003, the Balanced, Core Plus Fixed Income, Equity, High Yield, Investment Grade Fixed Income, Mid Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U. S. Core Fixed Income, and Value Portfolios paid $139,504, $510,535, $3,400, $30,704,
$2,406, $1,036,884, $221,383, $165,680, $27,037, and $1,285,398, respectively, in distribution fees pursuant to the Distribution Plan. Other than $48,836 of fees retained by the Distributor, fees paid to the Distributor during the fiscal year were used to reimburse third-parties for distribution-related services performed on behalf of the Fund.

The Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to other persons in connection with the sale, distribution and/or servicing of shares of the Portfolios.


                               FUND ADMINISTRATION


Morgan Stanley Investment Management Inc. also serves as Administrator to the Fund pursuant to an Administration Agreement dated as of January 3, 1996. Under its Administration Agreement with the Fund, Morgan Stanley Investment Management Inc. receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. JPMorgan Investor Services Company, serves as transfer agent and provides fund accounting and other services pursuant to a sub-administration agreement.

For the fiscal years ended September 30, 2001, 2002 and 2003, the Fund paid the following administrative fees (no administrative fees were waived):



                                              Administrative Fees Paid
                                              ------------------------
                                               2001     2002     2003
Portfolio                                      (000)    (000)    (000)
------------------------------------------    ------   ------   ------
Equity Portfolio                              $  438   $  289   $  143
Growth Portfolio*                                  *        *        *
Mid Cap Growth Portfolio                       1,954    1,249      688
U.S. Mid Cap Value Portfolio                   1,188    1,156      525
U.S. Small Cap Value Portfolio                 1,010      937      450
Strategic Small Value Portfolio                    2        7       27
Value Portfolio                                1,242    1,318      787
Value II Portfolio*                                *        *        *
Cash Reserves Portfolio                           99      121      104
U.S. Core Fixed Income Portfolio                 146      212      270
Core Plus Fixed Income Portfolio               3,453    3,660    3,028
Investment Grade Fixed Income Portfolio          230      323      451
High Yield Portfolio                             737      504      282
Intermediate Duration Portfolio                   61       87      106
International Fixed Income Portfolio              75       69       85
Limited Duration Portfolio                       153      240      411
Municipal Portfolio                              110      155      227
New York Municipal Portfolio*                      *        *        *
Targeted Duration Portfolio*                       *        *        *
Balanced Portfolio                               396      370      248
Balanced Plus Portfolio*                           *        *        *
Advisory Foreign Fixed Income Portfolio          122      137       35
Advisory Foreign Fixed Income II Portfolio        28       39        7
Advisory Mortgage Portfolio                    5,625    6,399    5,341

                                              Administrative Fees Paid
                                              ------------------------
                                               2001     2002     2003
Portfolio                                      (000)    (000)    (000)
-------------------------------------------   ------   ------   ------
Mortgage Advisory Portfolio*                       *        *        *
Investment Grade Credit Advisory Portfolio*        *        *        *



----------
* Not operational during the period.


                             OTHER SERVICE PROVIDERS


Custodian. JPMorgan Chase & Co., located at 3 Chase MetroTech Center, Brooklyn, NY 11245, serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. JPMorgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and Dividend Disbursing Agent.

Independent Auditors. Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5072, serves as independent auditors for the Fund and audits the annual financial statements of each Portfolio.

Fund Counsel. Mayer, Brown, Rowe & Maw LLP, located at 1675 Broadway, New York, NY 10019, acts as the Fund's legal counsel.


                             BROKERAGE TRANSACTIONS

Portfolio Transactions


The Investment Advisory Agreement authorizes the Adviser and/or Sub-Advisers, if applicable, to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs the Adviser and/or Sub-Advisers, if applicable, to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser and/or Sub-Advisers, if applicable, will consider all matters it deems relevant, including the following: the Adviser's and/or Sub-Advisers', if applicable, knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's and/or Sub-Advisers', if applicable, knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

In seeking to implement the Fund's policies, the Adviser and/or Sub-Advisers, if applicable, effects transactions with those brokers and dealers who the Adviser and/or Sub-Advisers, if applicable, believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser and/or Sub-Advisers, if applicable, believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Adviser and/or Sub-Advisers, if applicable. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser and/or Sub-Advisers, if applicable, from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser and/or Sub-Advisers, if applicable, may place Portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.


The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


As a wholly-owned subsidiary of Morgan Stanley, the Adviser and/or Sub-Advisers, if applicable, is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the "Affiliated Brokers"). The Adviser and/or Sub-Advisers, if applicable, may, in the exercise of its discretion under its Investment Advisory Agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.


Commissions Paid


For the fiscal years ended September 30, 2001, 2002, and 2003, the Fund paid brokerage commissions of approximately $44,245,683, $28,092,637 and $22,142,421, respectively. For the fiscal years ended September 30, 2001, 2002, and 2003, the Fund paid in the aggregate, $99,489, $301,000 and $208,315, respectively, as brokerage commissions to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), an affiliated broker-dealer. For the fiscal year ended September 30, 2003, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.94% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.25% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid. For the fiscal years ended September 30, 2001, 2002, and 2003, the Fund did not pay any brokerage commissions to Morgan Stanley DW, Inc., ("DW"), an affiliated broker-dealer.

For the fiscal year ended September 30, 2003, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

                                   Fiscal Year Ended September 30, 2003
                                   ------------------------------------
                                                    Percent of Total
                                       Total         Commissions to
Portfolio                               ($)       Morgan Stanley & Co.
--------------------------------     ----------   --------------------
Equity                               $  453,411            0.00%
Growth*                                       *               *
Mid Cap Growth                        6,385,784            0.28%
U.S. Mid Cap Value                    5,632,484            1.81%
U.S. Small Cap Value                  5,332,342            0.00%
Strategic Small Value                   372,652            0.00%
Value                                 2,562,204            3.39%
Value II*                                     *               *
Cash Reserves                               N/A              N/A
U.S. Core Fixed Income                   26,974            0.00%
Core Plus Fixed Income                  405,958            0.00%
Investment Grade Fixed Income            47,260            0.00%
High Yield                               22,360            0.00%
Intermediate Duration                    21,034            0.00%
International Fixed Income                4,032            0.00%
Limited Duration                         42,623            0.00%
Municipal                                42,641            0.00%
NY Municipal*                                 *               *
Targeted Duration*                            *               *
Balanced                                454,148            0.41%
Balanced Plus*                                *               *
Advisory Foreign Fixed Income             4,800            0.00%
Advisory Foreign Fixed Income II          1,732            0.00%
Advisory Mortgage                       329,982            0.00%
Mortgage Advisory Portfolio*                  *               *
Investment Grade Credit Advisory
   Portfolio*                                 *               *



----------
* Not operational during the period.
N/A - Not Applicable

For the fiscal years ended September 30, 2002 and September 30, 2001, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

   Brokerage Commission Paid During Fiscal Years Ended September 30, 2002 And
                                      2001



                                   Fiscal Year Ended September   Fiscal Year Ended September
                                            30, 2002                      30, 2001
                                   ---------------------------   ---------------------------
                                                    Morgan                        Morgan
                                                   Stanley &                     Stanley &
Portfolio                               Total         Co.             Total         Co.
---------------------                 ----------   ---------        ----------   ---------
Equity                                $1,052,735     6.65%          $1,981,731     0.03%
Growth*                                        *        *                  N/A       N/A
Mid Cap Growth                         9,409,699     0.90%           5,893,352       N/A
U.S. Mid Cap Value                     6,837,935     0.54%           5,818,100       N/A
U.S. Small Cap Value                   4,480,554     0.40%           3,958,827       N/A
Strategic Small Value                     76,657     0.00%              13,418       N/A
Value                                  2,048,064     3.91%           2,290,059      0.20
Value II*                                      *        *                  N/A       N/A

                                   Fiscal Year Ended September 30,   Fiscal Year Ended September 30,
                                                 2002                             2001
                                   -------------------------------   -------------------------------
                                                     Morgan                           Morgan
                                                    Stanley &                        Stanley &
Portfolio                                Total         Co.                Total         Co.
--------------------------------       ----------   ---------           ----------   ---------
Cash Reserves                                 N/A       N/A                    N/A       N/A
U.S. Core Fixed Income                     34,540     0.00%                    N/A       N/A
Core Plus Fixed Income                    563,138     0.00%                    N/A       N/A
Investment Grade Fixed Income              58,384     0.00%                    N/A       N/A
High Yield                                 26,216     0.00%                    N/A       N/A
Intermediate Duration                      28,334     0.00%                    N/A       N/A
International Fixed Income                  2,553     0.00%                    N/A       N/A
Limited Duration                           59,779     0.00%                    N/A       N/A
Municipal                                  58,039     0.00%                    N/A       N/A
NY Municipal*                                   *         *                    N/A       N/A
Targeted Duration*                              *         *                    N/A       N/A
Balanced                                  983,822     0.00%              1,139,325       N/A
Balanced Plus*                                  *         *                    N/A       N/A
Advisory Foreign Fixed Income                   0     0.00%                    N/A       N/A
Advisory Foreign Fixed Income II                0     0.00%                    N/A       N/A
Advisory Mortgage                         880,408     0.00%                    N/A       N/A
Mortgage Advisory Portfolio*                    *         *                    N/A       N/A
Investment Grade Credit                         *         *                    N/A       N/A
   Advisory Portfolio*



----------
* Not operational during the period
N/A - Not Applicable

Directed Brokerage. During the fiscal year ended September 30, 2003, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:



                                                 Brokerage Commissions       Aggregate Dollar Amount of
                                              Directed in Connection with   Transactions for Which Such
                                               Research Services Provided    Commissions were Paid for
                                                 for Fiscal Year Ended           Fiscal Year Ended
             Portfolio                            September 30, 2003            September 30, 2003
-------------------------------------------   ---------------------------   ---------------------------
Equity                                                $  364,387                    $  175,622,442
Growth*                                                       --                                --
Mid Cap Growth                                         6,126,945                     2,990,104,716
U.S. Mid Cap Value                                     4,890,889                     1,656,554,651
U.S. Small Cap Value                                   4,488,109                     1,450,359,388
Strategic Small Value                                    296,762                        95,041,332
Value                                                  2,288,621                     1,215,294,715
Value II*                                                     --                                --
Cash Reserves                                                 --                                --
U.S. Core Fixed Income                                        --                                --
Core Plus Fixed Income                                        --                                --
Investment Grade Fixed Income                                 --                                --
High Yield                                                    --                                --
Intermediate Duration                                         --                                --
International Fixed Income                                    --                                --
Limited Duration                                              --                                --
Municipal                                                     --                                --
NY Municipal*                                                 --                                --
Targeted Duration*                                            --                                --
Balanced                                                      --                                --
Balanced Plus*                                                --                                --
Advisory Foreign Fixed Income                                 --                                --
Advisory Foreign Fixed Income II                              --                                --
Advisory Mortgage                                             --                                --
Mortgage Advisory Portfolio*                                  --                                --
Investment Grade Credit Advisory Portfolio*                   --                                --



----------
*No information is provided for the Growth, Value II, NY Municipal, Targeted Duration, Balanced Plus, Mortgage Advisory and Investment Grade Credit Advisory Portfolios because they were not operational during the last fiscal year ended September 30, 2003.

Regular Broker-Dealers. The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended September 30, 2003, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

                           VALUE OF PORTFOLIO HOLDING


                                                              Value of Portfolio
                                                            Holding as of September
       Portfolio                 Regular Broker-Dealer             30, 2003
-----------------------------   -------------------------   -----------------------
Equity                          Bank of America Corp.            $ 4,316,000
U.S. Mid Cap Value              Lehman Brothers Holdings,        $ 4,697,000
                                Inc.
Value                           Bank of America Corp.            $26,378,000
U.S. Core Fixed Income          Goldman Sachs Group, Inc.        $ 1,411,000
Core Plus Fixed Income          Goldman Sachs Group, Inc.        $12,151,000
Investment Grade Fixed Income   Goldman Sachs Group, Inc.        $ 2,220,000
Intermediate Duration           Citigroup, Inc.                  $   438,000
International Fixed Income      Goldman Sachs Group, Inc.        $   531,000
Limited Duration                Lehman Brothers Holdings,        $ 2,124,000
                                Inc.
Balanced                        Citigroup, Inc.                  $ 6,473,000



Portfolio Turnover. The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.


                               GENERAL INFORMATION

Fund History


Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993 (the "Declaration of Trust"). The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February, 1984.


Description of Shares and Voting Rights


The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") of shares. Currently the Fund consists of twenty-six Portfolios (seven of which are not operational).


The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder's name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a distribution plan or service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution, except for the Cash Reserves Portfolio. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

Unless the shareholder elects otherwise in writing, all dividends and distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

In all Portfolios except the Cash Reserves Portfolio, undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Special Considerations for the Cash Reserves Portfolio: Net investment income is computed and dividends declared as of 12:00 noon (Eastern Time), on each day. Such dividends are payable to Cash Reserves Portfolio shareholders of record as of 12:00 noon (Eastern Time) on that day, if the Portfolio is open for business. Shareholders who redeem prior to 12:00 noon (Eastern Time) are not entitled to dividends for that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 12:00 noon (Eastern Time) on the preceding business day on which the Portfolio was open for business. Net realized short-term capital gains, if any, of the Cash Reserves Portfolio will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The Portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

                               TAX CONSIDERATIONS


Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of a Portfolio will affect the amount, timing and character of distributions made by such Portfolio. Tax issues relating to the Portfolios generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation: Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions.


Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRS or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Each Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income and 90% of its investment company taxable income; (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.


Gains or losses on the sale of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment if gains and losses recognized by a Portfolio when makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.


Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be "Section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on
Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.


Under certain tax rules, a Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the security during the year. To the extent that a Portfolio invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from a Portfolio. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, a shareholder generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.


Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains.

Although income received on direct U.S. Government obligations is taxable at the Federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each

Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.


Purchases, Redemptions and Exchanges of Portfolio Shares. Any dividend or capital gains distributions received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distributions would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than twelve months and short-term if for twelve months or less. Generally, for non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. Without future congressional action, the maximum rate on long-term capital gains would return to 20% in 2009. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.


Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of shares of a Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


When you open your Fund account, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this SAI) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance of your taxes due on your income for such year.


Foreign Income Taxes: Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios' assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of a Portfolio's year, more than 50% of a Portfolio's assets are represented by foreign securities, then such Portfolio may file an election with the Internal Revenue Service to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If a Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them;
(iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rate share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of a Portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the Portfolio's gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 30-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass-through" of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisers for the state and local income tax consequences of distributions from the Portfolios.


Special Tax Considerations for the Municipal and New York Municipal Portfolios:
Each of the Municipal and New York Municipal Portfolios intends that at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets will consist of obligations the interest on which is excludable from gross income (i.e., municipal bonds and notes), so that it may pay "exempt-interest" dividends to shareholders. Exempt-interest dividends, which are defined in the Code, are excluded from a shareholder's gross income for federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (imposed at a rate of 26%-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers). A shareholder may, however, lose the federal tax-exempt status of the accrued income of the Portfolio if the shareholder redeems its shares before a dividend has been declared. Exempt-interest dividends received by shareholders from these Portfolios may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within the shareholder's state of residence.


These Portfolios may invest in private activity municipal securities, the interest on which is subject to the federal alternative minimum tax for corporations and individuals. These Portfolios may not be an appropriate investment for persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business or facility financed from the proceeds of industrial development bonds or private activity bonds. Such persons should consult their tax advisors before purchasing shares.

Any distributions paid to shareholders of either Portfolio that are derived from taxable interest or capital gains will be subject to federal income tax. Additionally, such distributions are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Portfolios is not deductible for federal income tax purposes to the extent that it relates to exempt-interest dividends distributed to the shareholder during the taxable year.

                         PRINCIPAL HOLDERS OF SECURITIES


     As of January 9, 2004, the following represents persons or entities that own of record or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares:



--------------------------------------------------------------------------------
                         INSTITUTIONAL CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
ADVISORY FOREIGN    BOST & CO A/C LCRF0391002        5,250,269.354       11.0%
FIXED INCOME        MUTUAL FUND OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
ADVISORY FOREIGN    NORTHERN TRUST                   5,249,247.754       11.0%
FIXED INCOME        COMPANY TRUSTEE FBO
                    PO BOX 92956
                    CHICAGO IL 60675

--------------------------------------------------------------------------------
ADVISORY FOREIGN    MINNESOTA STATE BOARD            4,603,092.063        9.6%
FIXED INCOME        OF INVESTMENTS
                    ATTN JASON MATZ
                    55 SHERBURNE AVE
                    ST PAUL MN 55155

--------------------------------------------------------------------------------
ADVISORY FOREIGN    STRAFE & CO FBO                  3,826,847.000        8.0%
FIXED INCOME        OHIO PUBLIC EMPLOYEES
                    RETIREMENT SYSTEM
                    ACCOUNT 6899000230
                    P.O. BOX 160
                    WESTERVILLE, OH 43086-0160

--------------------------------------------------------------------------------
ADVISORY FOREIGN    STATE STREET BANK AS TTEE        3,235,460.513        6.8%
FIXED INCOME        FBO PACIFIC GAS & ELECTRIC
                    1776 HERITAGE DR
                    NORTH QUINCY MA 02171

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INSTITUTIONAL CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
ADVISORY FOREIGN    KAISER PERMANENTE                  843,839.314       40.2%
FIXED INCOME II     RETIREMENT PLANS
                    DEFINED BENEFIT
                    ATTN VIVIAN HEATH
                    1 KAISER PLAZA OLDSWAY BLDG
                    OAKLAND CA 94612-3610

--------------------------------------------------------------------------------
ADVISORY FOREIGN    MR STEVE GALLAS                    237,347.188       11.3%
FIXED INCOME II     NISOURCE INC MASTER
                    RETIREMENT TRUST
                    801 E 86TH AVE
                    MERRILLVILLE IN 46410

--------------------- ----------------------------------------------------------
ADVISORY FOREIGN    MONSANTO COMPANY DEFINED           200,721.477        9.6%
FIXED INCOME II     CONTRIBUTION OWNERSHIP TRUST
                    ATTN GARY STENTZ
                    800 N LINDBERGH BLVD E BLDG
                    ST LOUIS MO 63167

--------------------------------------------------------------------------------
ADVISORY FOREIGN    SUNOCO INC RETIREMENT PLAN         196,223.288        9.3%
FIXED INCOME II     TRUST
                    TEN PENN CENTER
                    TRUST INVESTMENTS
                    ATTN MARLENE P FORRETER
                    1801 MARKET ST
                    PHILADELPHIA PA 19103-2924

--------------------------------------------------------------------------------
ADVISORY FOREIGN    CHASE MANHATTAN BANK AS            150,661.286        7.2%
FIXED INCOME II     CUSTODIAN FBO SMITHSONIAN
                    INSTITUTION ATTN HAZEL
                    DRINKARD
                    4 NEW YORK PLZ  4TH FLR
                    NEW YORK NY 10004

--------------------------------------------------------------------------------
ADVISORY FOREIGN    NORTHERN TRUST COMPANY             130,859.989        6.2%
FIXED INCOME II     TRUSTEE FBO
                    FORD MOTOR COMPANY A/C
                    22-01854
                    PO BOX 92956
                    CHICAGO IL 60675

--------------------------------------------------------------------------------
ADVISORY FOREIGN    THE JOHNS HOPKINS UNIVERSITY       123,091.433        5.9%
FIXED INCOME II     3400 NORTH CHARLES ST
                    BALTIMORE MD 21218

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INSTITUTIONAL CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
ADVISORY MORTGAGE   THE BOSTON CO                   54,232,005.698       10.0%
                    FBO LACERA A/C LCRF0391002
                    ATTN MUTUAL FUND OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
ADVISORY MORTGAGE   NORTHERN TRUST COMPANY          40,762,044.143        7.5%
                    TRUSTEE FBO
                    FORD MOTOR COMPANY A/C
                    22-01854
                    PO BOX 92956
                    CHICAGO IL 60675

--------------------------------------------------------------------------------
ADVISORY MORTGAGE   STRAFE & CO FBO                 36,388,362.547        6.7%
                    OHIO PUBLIC EMPLOYEES
                    RETIREMENT SYSTEM
                    ACCOUNT 6899000230
                    P.O. BOX 160
                    WESTERVILLE, OH 43086-0160

--------------------------------------------------------------------------------
ADVISORY MORTGAGE   PACIFIC GAS & ELECTRIC          33,718,517.900        6.2%
                    COMPANY
                    PO BOX 770000
                    ATTN CAROLYN MARGIOTTI
                    MAIL CODE B24K
                    SAN FRANCISCO CA 94177

--------------------------------------------------------------------------------
BALANCED            SOUTHWEST AIRLINES CO 401K      10,399,183.450       55.7%
                    PLAN C/O
                    STATE STREET BANK ATTN
                    KAREN ALBRIGHT
                    105 ROSEMONT RD
                    WESTWOOD MA 02090-2318

--------------------------------------------------------------------------------
BALANCED            SOUTHWEST AIRLINE CO PROFIT      3,367,135.193       18.0%
                    SHARING C/O
                    STATE STREET BANK ATTN
                    KAREN ALBRIGHT
                    105 ROSEMONT RD
                    WESTWOOD MA 02090

--------------------------------------------------------------------------------
BALANCED            WELLS FARGO BANK MINNESOTA       1,369,774.138        7.3%
                    NA TTEE
                    QUIKTRIP PSP
                    PO BOX 1533
                    MINNEAPOLIS MN 55480

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INSTITUTIONAL CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
CASH RESERVES       MAC & CO A/C MSWF1000042        45,375,198.920       32.4%
                    MUTUAL FUNDS OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
CASH RESERVES       UNION BANK OF CALIFORNIA        44,066,797.210       31.5%
                    TR NOMINEE
                    FBO LOS ANGELES HOTEL
                    RESTAURANT
                    PO BOX 85484
                    SAN DIEGO CA 92186

--------------------------------------------------------------------------------
CASH RESERVES       STATE STEET BANK AND            26,194,918.640       18.7%
                    TRUST CO
                    200 NEWPORT AVE
                    MAIL STOP JQ7S
                    NORTH QUINCY MA 02171

--------------------------------------------------------------------------------
CORE PLUS           MAC & CO A/C MSWF1000302        46,565,940.382       22.1%
FIXED INCOME        MUTUAL FUNDS OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
CORE PLUS           DEAN WITTER REYNOLDS INC.       15,681,085.403        7.4%
FIXED INCOME        825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
EQUITY              DEAN WITTER REYNOLDS INC.        7,623,473.689       47.1%
                    825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
EQUITY              NORTHERN TRUST COMPANY           1,002,290.282        6.2%
                    TRUSTEE FBO
                    PO BOX 92956
                    CHICAGO IL 60675-2956

--------------------------------------------------------------------------------
HIGH YIELD          DEAN WITTER REYNOLDS INC.       13,633,302.611       20.9%
                    825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INSTITUTIONAL CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
HIGH YIELD          MAC & CO A/C MSWF4000132        10,183,375.709       15.6%
                    MUTUAL FUNDS OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
HIGH YIELD          CHARLES SCHWAB & CO INC          7,905,629.180       12.1%
                    SPECIAL CUSTODY ACCOUNT FOR
                    THE EXCLUSIVE BENEFIT OF
                    CUSTOMERS
                    ATTN MUTUAL FUNDS
                    101 MONTGOMERY ST
                    SAN FRANCISCO CA 94104

--------------------------------------------------------------------------------
HIGH YIELD          NATIONAL INVESTOR SERVICES       4,281,289.105        6.6%
                    FBO
                    097-50000-19
                    55 WATER STREET 32RD FLOOR
                    NEW YORK NY 10041

--------------------------------------------------------------------------------
INTERMEDIATE        TRUST FOR CIVIL SOCIETY            695,880.732       38.4%
DURATION            IN CENTRAL & EASTERN EUROPE
                    ATTN MARIANNE GINSBURG
                    11 DUPONT CIRLCE NW SUITE
                    750
                    WASHINGTON DC 20036

--------------------------------------------------------------------------------
INTERMEDIATE        DEAN WITTER REYNOLDS INC.          519,697.992       28.6%
DURATION            825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
INTERMEDIATE        MORGAN STANLEY CO FBO              270,746.548       14.9%
DURATION            MARIPOSA FOUNDATION INC.
                    1221 AVENUE OF THE AMERICAS
                    NEW YORK NY 10020

--------------------------------------------------------------------------------
INTERMEDIATE        CLASSROOM INC                      115,934.378        6.4%
DURATION            ATTN CECILIA HO
                    245 FIFTH AVE
                    NEW YORK NY 10016-8728

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INSTITUTIONAL CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
INTERMEDIATE        HARRIS TRUST & SAVINGS BANK        115,304.593        6.4%
DURATION            AS AGENT
                    FOR VARIOUS TRUST & CUSTODY
                    ACCOUNTS
                    ATTN MUTUAL FUNDS UNIT
                    PO BOX 71940
                    CHICAGO IL 60694

--------------------------------------------------------------------------------
INTERNATIONAL       DEAN WITTER REYNOLDS INC.        7,995,036.610       68.5%
FIXED INCOME        825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
INTERNATIONAL       CHARLES SCHWAB & CO INC          2,119,381.309       18.2%
FIXED INCOME        SPECIAL CUSTODY ACCOUNT FBO
                    CUSTOMERS
                    ATTN MUTUAL FUNDS
                    101 MONTGOMERY ST
                    SAN FRANCISCO CA 94104

--------------------------------------------------------------------------------
INVESTMENT GRADE    DEAN WITTER REYNOLDS INC.       17,454,486.294       36.6%
FIXED INCOME        825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
INVESTMENT GRADE    MAC &CO A/C MSWF4000052         10,117,113.774       21.2%
FIXED INCOME        MUTUAL FUNDS OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
INVESTMENT GRADE    HUBCO                            4,353,826.957        9.1%
FIXED INCOME        C O REGIONS FINANCIAL CORP
                    PO BOX 830688
                    BIRMINGHAM AL 35283-0688

--------------------------------------------------------------------------------
LIMITED DURATION    DEAN WITTER REYNOLDS INC.       59,965,184.143       83.3%
                    825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
MID CAP GROWTH      FIDELITY INVESTMENTS             6,395,507.194       21.5%
                    INSTITUTIONAL
                    OPERATIONS FIIOC AS AGENT
                    FOR CERTAIN EE BENEFIT PLANS
                    100 MAGELLAN WAY  KWIC
                    COVINGTON KY 41015

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INSTITUTIONAL CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
MID CAP GROWTH      DEAN WITTER REYNOLDS INC.        4,061,298.994       13.7%
                    825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
MID CAP GROWTH      MAC & CO A/C TUCF8748672         2,670,604.633        9.0%
                    MUTUAL FUND OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
MID CAP GROWTH      MAC & CO A/C MSWF4000202         2,644,436.584        8.9%
                    MUTUAL FUNDS OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
MID CAP GROWTH      NATIONWIDE INSURANCE COMPANY     2,174,949.880        7.3%
                    QPVA
                    ATTN IPO PORTFOLIO
                    ACCOUNTING
                    PO BOX 182029
                    COLUMBUS OH 43218-2029

--------------------------------------------------------------------------------
MID CAP GROWTH      WILMINGTON TRUST COMPANY         1,866,578.225        6.3%
                    TTEE
                    ALLIED WASTE INDUSTRIES
                    401K A/C 43700-3
                    PO BOX 8971
                    WILMINGTON DE 19899-8880

--------------------------------------------------------------------------------
MID CAP GROWTH      CHARLES SCHWAB & CO INC          1,851,464.903        6.2%
                    EXCLUSIVE BENEFIT OF
                    CUSTOMERS
                    SPECIAL CUSTODY ACCOUNT FOR
                    THE
                    ATTN MUTUAL FUNDS
                    101 MONTGOMERY ST
                    SAN FRANCISCO CA 94104

--------------------------------------------------------------------------------
MID CAP GROWTH      THE NORTHERN TRUST COMPANY       1,795,548.971        6.1%
                    TTEE
                    FBO ERICSSON SAVINGS PLAN
                    P O  BOX 92994
                    CHICAGO IL 60675

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INSTITUTIONAL CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
MUNICIPAL           DEAN WITTER REYNOLDS INC.        6,408,226.904       22.5%
                    825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
MUNICIPAL           CHARLES SCHWAB & CO INC          4,814,574.988       16.9%
                    SPECIAL CUSTODY ACCOUNT
                    FBO CUSTOMERS
                    ATTN MUTUAL FUNDS
                    101 MONTOGMERY ST
                    SAN FRANCISCO CA 94104

--------------------------------------------------------------------------------
MUNICIPAL           JR TRUEMAN QUALIFIED             1,446,430.129        5.1%
                    SUBCHAPTER S TRUST
                    ATTN  BARBARA TRUEMAN
                    5490 HAYDEN RUN RD
                    HILLIARD OH 43026

--------------------------------------------------------------------------------
STRATEGIC SMALL     DEAN WITTER REYNOLDS INC.        4,435,019.192       97.5%
VALUE               825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
US CORE FIXED       FIDELITY INVESTMENTS             8,974,051.009       30.6%
INCOME              INSTITUTIONAL
                    CERTAIN EE BENEFIT PLANS
                    OPERATIONS FIIOC AS
                    AGENT FOR
                    100 MAGELLAN WAY KW1C
                    COVINGTON KY 41015

--------------------------------------------------------------------------------
US CORE FIXED       DEAN WITTER REYNOLDS INC.        7,689,910.273       26.2%
INCOME              825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
US CORE FIXED       LOCKHEED MARTIN                  3,236,095.729       11.0%
INCOME              INVESTMENT MANAGEMENT
                    COMPANY
                    ATTENTION DAVID C TOTH
                    6705 ROCKLEDGE DR SUITE
                    550
                    BETHESDA MD 20817

--------------------------------------------------------------------------------
US CORE FIXED       THE WORLD BANK                   2,473,009.512        8.4%
INCOME              1818 H STREET NW
                    WASHINGTON DC 20433

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INSTITUTIONAL CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
US CORE FIXED       FIDELITY MANAGEMENT TRUST        2,235,487.831        7.6%
INCOME              CO AS TRUSTEE
                    FOR US AIRWAYS INC - CAP
                    GROWTH
                    ATTN  TRUST OPERATIONS -
                    H10C
                    82 DEVONSHIRE ST
                    BOSTON MA 02109

--------------------------------------------------------------------------------
US MID CAP VALUE    MAC & CO A/C MSWF4000092         2,994,972.794       17.5%
                    MUTUAL FUNDS OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
US MID CAP VALUE    CHARLES SCHWAB & CO INC          1,937,711.873       11.3%
                    EXCLUSIVE BENEFIT OF
                    CUSTOMERS
                    SPECIAL CUSTODY ACCOUNT
                    FOR THE
                    ATTN MUTUAL FUNDS
                    101 MONTGOMERY ST
                    SAN FRANCISCO CA 94104

--------------------------------------------------------------------------------
US MID CAP VALUE    MINNESOTA STATE DEFERRED         1,348,722.517        7.9%
                    COMPENSATION
                    PLAN TRUST TRUSTEE FBO
                    STATE OF MIN DEF
                    8515 E ORCHARD RD 2T2
                    ENGLEWOOD CO 80111

--------------------------------------------------------------------------------
US MID CAP VALUE    BOST & CO                        1,274,705.607        7.4%
                    MUTUAL FUND OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
US MID CAP VALUE    FIDELITY INVESTMENTS             1,244,260.809        7.3%
                    INSTITUTIONAL
                    OPERATIONS FIIOC AS AGENT
                    FOR CERTAIN EE BENEFIT
                    PLANS
                    100 MAGELLAN WAY  KWIC
                    COVINGTON KY 41015

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INSTITUTIONAL CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
US MID CAP VALUE    NATIONAL FINANCIAL               1,179,813.216        6.9%
                    SERVICES CORP FBO
                    THEIR CUSTOMERS
                    CHURCH STREET STATION
                    NEW YORK NY 10008-3908

--------------------------------------------------------------------------------
US MID CAP VALUE    MELLON BANK AS AGENT               909,136.186        5.3%
                    OMNIBUS ACCOUNT
                    135 SANTILLI HIGHWAY
                    EVERETT MA 02149-1950

--------------------------------------------------------------------------------
US SMALL CAP VALUE  FIDELITY INVESTMENTS             7,222,240.515       30.2%
                    INSTITUTIONAL
                    OPERATIONS FIIOC AS AGENT
                    FOR CERTAIN EE BENEFIT
                    PLANS 100 MAGELLAN WAY
                    KWIC COVINGTON KY 41015

--------------------------------------------------------------------------------
US SMALL CAP        DEAN WITTER REYNOLDS INC.        6,016,944.334       25.1%
VALUE               825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
US SMALL CAP        MAC & CO A/C MSWF4000102         1,845,879.272        7.7%
VALUE               MUTUAL FUNDS OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
US SMALL CAP        THE NORTHERN TRUST COMPANY       1,835,074.749        7.7%
VALUE               TTEE
                    FBO SILICON GRAPHICS
                    P O BOX 92956
                    CHICAGO IL 60675

--------------------------------------------------------------------------------
US SMALL CAP        THE MCCONNELL FOUNDATION         1,369,556.785        5.7%
VALUE               P.O. BOX 492050
                    REDDING CA 96049-2050

--------------------------------------------------------------------------------
VALUE               MAC & CO A/C MSWF4000162         4,806,259.200       20.0%
                    MUTUAL FUNDS OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INSTITUTIONAL CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
VALUE               CHARLES SCHWAB & CO INC          4,031,338.079       16.8%
                    EXCLUSIVE BENEFIT OF
                    CUSTOMERS SPECIAL CUSTODY
                    ACCOUNT FOR THE ATTN MUTUAL
                    FUNDS 101 MONTGOMERY
                    ST SAN FRANCISCO CA 94104

--------------------------------------------------------------------------------
VALUE               NORWEST BANK TTEE FBO            2,450,400.541       10.2%
                    COUNTY OF LOS ANGELES 401K
                    SAVINGS PLA
                    ATTN  GREAT-WEST LIFE &
                    ANNUITY
                    8515 EAST ORCHARD RD ATTN
                    2T2
                    ENGLEWOOD CO 80111

--------------------------------------------------------------------------------
VALUE               BOST & CO A/C KSPF8035002 &      1,778,488.922        7.4%
                    KSPF5010002
                    EASTMAN KODAK EMPLOYEE
                    SAVINGS & INVESTMENT PLAN
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           INVESTMENT CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
BALANCED            MITRA & CO                         565,759.799       67.5%
                    ATTN EXP FUNDS
                    1000 N WATER STREET
                    MILWAUKEE WI 53202-6648

--------------------------------------------------------------------------------
BALANCED            KANO PROFIT SHARING PLAN           267,391.214       31.9%
                    PO BOX 110098
                    NASHVILLE TN 37222

--------------------------------------------------------------------------------
CASH RESERVES       MSDW STABLE VALUE PLAN-          8,976,980.900       81.8%
                    SEI TRUSTEE
                    ATTENTION JEFF RYAN
                    530 E SWEDESFORD ROAD
                    WAYNE PA 19087-1693

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           INVESTMENT CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
CASH RESERVES       GENEVIEVE V CARRILLO             2,002,082.700       18.2%
                    7490 SOUTH SPALDING LAKE
                    DRIVE
                    ATLANTA GA 30350

--------------------------------------------------------------------------------
CORE PLUS FIXED     MSDW STABLE VALUE PLAN-          8,895,082.284       86.0%
INCOME              SEI TRUSTEE
                    ATTENTION JEFF RYAN
                    530 E SWEDESFORD ROAD
                    WAYNE PA 19087-1693

--------------------------------------------------------------------------------
HIGH YIELD          NORTHERN TRUST COMPANY             141,165.325       69.8%
                    AS CUSTODIAN
                    FOR NOBLEHOUSE
                    INTERNATIONAL LTD
                    P  O  BOX 92956
                    CHICAGO IL 60675

--------------------------------------------------------------------------------
HIGH YIELD          FRED K SCHOMER                      49,823.517       24.7%
                    12026 NORTH 118TH WAY
                    SCOTTSDALE AZ 85259

--------------------------------------------------------------------------------
HIGH YIELD          FLEET NATIONAL BANK                 11,141.696        5.5%
                    FBO CHILDREN AWAITING
                    PARENTS INC
                    ATTN 0003426550
                    P  O  BOX 92800
                    ROCHESTER NY 14692-8900

--------------------------------------------------------------------------------
INTERMEDIATE        MSDW STABLE VALUE PLAN-          9,808,701.334      100.0%
DURATION            SEI TRUSTEE
                    ATTENTION JEFF RYAN
                    530 E SWEDESFORD ROAD
                    WAYNE PA 19087-1693

--------------------------------------------------------------------------------
US MID CAP VALUE    SUNTRUST BANK INC TTEE             175,182.637       25.0%
                    THE PHILADELPHIA
                    COCA-COLA BOTTLING CO
                    MASTER TR - FURMAN SELZ
                    CM
                    AC 11051301137302
                    PO BOX 105870-CTR3144
                    ATLANTA GA 30348-5870

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           INVESTMENT CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
US MID CAP VALUE    HSBC BANK FBO TTEE                 113,267.806       16.2%
                    ROXBORO GROUP PENSION
                    PLAN
                    PO BOX 1329
                    BUFFALO NY 14240-1329

--------------------------------------------------------------------------------
US MID CAP VALUE    RELIANCE TRUST COMPANY              99,278.994       14.2%
                    CUST FBO
                    BROADWAY BANCSHARES INC
                    PROFIT SHARING 401K PLAN
                    SUITE 200
                    3300 NORTHEAST EXPRESSWAY
                    ATLANTA GA 30341

--------------------------------------------------------------------------------
US MID CAP VALUE    INVESCO TRUST COMPANY               93,161.505       13.3%
                    TTEE
                    SCANA CORPORATION STOCK
                    P P
                    PO BOX 105779
                    ATLANTA GA 30348

--------------------------------------------------------------------------------
US MID CAP VALUE    COLUMBIA TRUST COMPANY              80,912.843       11.6%
                    TTEE
                    FBO THE COLUMBIAN
                    EMPLOYEES' PSP
                    ATTN VICKI ARTIS
                    1301 SW FIFTH AVE
                    PORTLAND OR 97201-5601

--------------------------------------------------------------------------------
US MID CAP VALUE    WILMINGTON TRUST COMP               72,901.149       10.4%
                    TTEE
                    PER TRUST AGREEMENT
                    1/1/97
                    FOR PLAYTEX PRODUCTS INC
                    A/C 40847-0
                    C/O MUTUAL FUNDS
                    PO BOX 8882
                    WILMINGTON DE 19899-8882

--------------------------------------------------------------------------------
US MID CAP VALUE    WILMINGTON TRUST COMP               56,218.796        8.0%
                    TTEE
                    MULTI HEALTH CARE
                    403B A/C 574192
                    PO BOX 8971
                    WILMINGTON DE 19899-8880

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           INVESTMENT CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
VALUE               CHASE MANHATTAN                  1,959,327.453      100.0%
                    BANK TTEE FOR
                    4 NEW YORK PLAZA
                    NY STATE DEFERRED
                    COMP PLAN
                    ATTN GLADSTONE
                    STEPHENSON
                    3 CHASE METROTECH CENTER
                    6TH FLOOR
                    BROOKLYN NY 11245

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ADVISER CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
BALANCED            FIDELITY INVESTMENTS             3,152,449.702       53.3%
                    INSTITUTIONAL
                    OPERATIONS CO FIIOC AS
                    AGENT FOR CERTAIN EE
                    BENEFIT PLANS
                    100 MAGELLAN WAY  KW1C
                    COVINGTON KY 41015

--------------------------------------------------------------------------------
BALANCED            PUTNAM FIDUCIARY TRUST CO        1,580,574.562       26.7%
                    TTEE
                    FBO NISSAN EMPLOYEE
                    SAVINGS PLAN
                    ATTN DC PLAN ADMIN TEAM
                    ONE INVESTORS WAY MS C4D
                    NORWOOD MA 02062

--------------------------------------------------------------------------------
BALANCED            PUTNAM FIDUCIARY TRUST CO          687,556.196       11.6%
                    TTEE
                    FBO ABN AMRO LLC
                    SECURITIES 401K SAVIN
                    ATTN DC PLAN ADMIN TEAM
                    ONE INVESTORS WAY MS N3G
                    NORWOOD MA 02062-9105

--------------------------------------------------------------------------------
BALANCED            PUTNAM FIDUCIARY TRUST CO          366,254.527        6.2%
                    TTEE FBO
                    ING US FINANCIAL HOLDINGS
                    CORP
                    401K SAVINGS PLAN
                    ATTN DC PLAN ADMIN TEAM
                    ONE INVESTORS WAY MS N3G
                    NORWOOD MA 02062

--------------------------------------------------------------------------------
CORE PLUS FIXED     FIDELITY INVESTMENTS             6,351,914.777       51.2%
INCOME              INSTITUTIONAL
                    OPERATIONS CO FIIOC AS
                    AGENT FOR CERTAIN EE
                    BENEFIT PLANS
                    100 MAGELLAN WAY  KW1C
                    COVINGTON KY 41015

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ADVISER CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
CORE PLUS FIXED     FIDELITY MANAGEMENT TRUST        2,232,820.266       18.0%
INCOME              COMPANY
                    ATTN LITO JACO
                    MAIL ZONE H10C
                    82 DEVONSHIRE ST
                    BOSTON MA 02109

--------------------------------------------------------------------------------
CORE PLUS FIXED     THE UNION CENTRAL LIFE           2,195,281.399       17.7%
INCOME              INSURANCE COMPANY
                    GROUP SEPARATE ACCOUNT
                    1876 WAYCROSS RD
                    CINCINATTI OH 45240

--------------------------------------------------------------------------------
EQUITY              T ROWE PRICE TRUST CO               81,641.973       99.4%
                    FBO ALLIANCE PARTNERS
                    RPS ASSET RECONCILIATION
                    PO BOX 17215
                    BALTIMORE MD 21297-7215

--------------------------------------------------------------------------------
HIGH YIELD          FIDELITY INVESTMENTS             1,526,339.317       57.8%
                    INSTITUTIONAL
                    OPERATIONS CO FIIOC AS
                    AGENT FOR CERTAIN EE
                    BENEFIT PLANS
                    100 MAGELLAN WAY  KW1C
                    COVINGTON KY 41015

--------------------------------------------------------------------------------
HIGH YIELD          NATIONAL INVESTOR SERVICES         529,251.285       20.0%
                    FBO 097-50000-19
                    ATTN MUTUAL FUNDS DEPT 5TH
                    FLOOR
                    55 WATER STREET 32ND FLOOR
                    NEW YORK NY 10041

--------------------------------------------------------------------------------
INVESTMENT GRADE    MORGAN STANLEY & CO FBO             25,541.181       20.3%
FIXED INCOME        BURTON D COHEN
                    3912 ZENITH AVE SOUTH
                    MINNEAPOLIS MN 55410

--------------------------------------------------------------------------------
INVESTMENT GRADE    MORGAN STANLEY & CO FBO             22,029.345       17.5%
FIXED INCOME        C MARKS HINTON JR
                    49 BRIAR HOLLOW LANE 1705
                    HOUSTON TX 77027

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ADVISER CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
INVESTMENT GRADE    MORGAN STANLEY & CO FBO             15,790.964       12.5%
FIXED INCOME        ANNMARIE DEMARTINO
                    420 AVENUE L
                    BROOKLYN NY 11230

--------------------------------------------------------------------------------
INVESTMENT GRADE    MORGAN STANLEY & CO FBO              9,875.246        7.8%
FIXED INCOME        THANE T SPONSEL JR TTEE
                    1200 BINZ  STE 840
                    HOUSTON TX 77004

--------------------------------------------------------------------------------
INVESTMENT GRADE    MORGAN STANLEY & CO FBO              9,875.246        7.8%
FIXED INCOME        THANE T SPONSEL JR TTEE
                    1200 BINZ  STE 840
                    HOUSTON TX 77004

--------------------------------------------------------------------------------
INVESTMENT GRADE    DANIEL D MOSELEY                     9,268.751        7.4%
FIXED INCOME        400 WEBBER RD
                    SPARTANBURG SC 29307

--------------------------------------------------------------------------------
INVESTMENT GRADE    PAUL E HELLMERS & H ANTHY            6,447.690        5.1%
FIXED INCOME        HELLMERS
                    205 BELGO ROAD
                    LAKEVILLE CT 06039

--------------------------------------------------------------------------------
MID CAP GROWTH      FIDELITY INVESTMENTS            17,993,221.184       51.5%
                    INSTITUTIONAL
                    OPERATIONS CO FIIOC AS
                    AGENT FOR CERTAIN EE
                    BENEFIT PLANS
                    100 MAGELLAN WAY  KW1C
                    COVINGTON KY 41015

--------------------------------------------------------------------------------
MID CAP GROWTH      NATIONAL FINANCIAL               6,202,455.434       17.8%
                    SERVICES CORPORATION
                    FOR EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS
                    ATTN MUTUAL FUNDS DEPT5TH
                    FLOOR
                    ONE WORLD FINANCIAL CENTER
                    NEW YORK NY 10281

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ADVISER CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
MID CAP GROWTH      MERRILL LYNCH TRUST CO TTEE      5,489,643.116       15.7%
                    FBO QUALIFIED RETIREMENT
                    PLANS
                    PO BOX 1501
                    PENNINGTON NJ 08534-0671

--------------------------------------------------------------------------------
MID CAP GROWTH      VALIC                            2,330,848.565        6.7%
                    C/O AMERICAN GENERAL
                    2919 ALLEN PKWY L7-01
                    HOUSTON TX 77019

--------------------------------------------------------------------------------
US CORE FIXED       AMERICAN EXPRESS TRUST             799,313.778       92.7%
INCOME              COMPANY FBO
                    THE BENEFIT OF AMERICAN
                    EXPRESS
                    TRUST RETIREMENT SERVICES
                    PLANS
                    996 AXP FINANCIAL CTR
                    MINNEAPOLIS MN 55474

--------------------------------------------------------------------------------
US CORE FIXED       DEAN WITTER REYNOLDS INC.           62,939.560        7.3%
INCOME              825 THIRD AVENUE
                    NEW YORK NY 10022

--------------------------------------------------------------------------------
US MID CAP VALUE    THE UNION CENTRAL LIFE             684,191.630       21.6%
                    INSURANCE COMPANY
                    GROUP SEPARATE ACCOUNT
                    ATTN ROBERTA UJUARY
                    1876 WAYCROSS RD
                    CINCINNATI OH 45240

--------------------------------------------------------------------------------
US MID CAP VALUE    MELLON BANK AS                     531,060.606       16.8%
                    AGENT/OMNIBUS ACCOUNT
                    OMNIBUS AIM 026 0027
                    135 SANTILLI HWY
                    EVERETT MA 02149-1950

--------------------------------------------------------------------------------
US MID CAP VALUE    FIDELITY INVESTMENTS               454,704.458       14.4%
                    INSTITUTIONAL
                    OPERATIONS CO FIIOC AS
                    AGENT FOR CERTAIN EE
                    BENEFIT PLANS
                    100 MAGELLAN WAY  KW1C
                    COVINGTON KY 41015

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ADVISER CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
US MID CAP VALUE    CHARLES SCHWAB & CO INC            361,117.643       11.4%
                    ATTN MUTUAL FUNDS
                    SPECIAL CUSTODY FBO
                    CUSTOMERS
                    101 MONTGOMERY ST
                    SAN FRANCISCO CA 94104

--------------------------------------------------------------------------------
US MID CAP VALUE    AMERICAN EXPRESS TRUST             205,900.895        6.5%
                    COMPANY FBO
                    THE BENEFIT OF AMERICAN
                    EXPRESS
                    TRUST RETIREMENT SERVICES
                    PLANS
                    996 AXP FINANCIAL CTR
                    MINNEAPOLIS MN 55474

--------------------------------------------------------------------------------
US SMALL CAP        FIDELITY INVESTMENTS             1,691,147.865       45.6%
VALUE               INSTITUTIONAL
                    CERTAIN EE BENEFIT PLANS
                    OPERATIONS CO FIIOC AS
                    AGENT FOR
                    100 MAGELLAN WAY  KW1C
                    COVINGTON KY 41015

--------------------------------------------------------------------------------
US SMALL CAP        PUTNAM FIDUCIARY TRUST CO          788,544.517       21.3%
VALUE               TTEE FBO
                    KOCH INDUSTRIES INC
                    ATTN DC PLAN ADMIN TEAM
                    ONE INVESTORS WAY MS N2E
                    NORWOOD MA 02062

--------------------------------------------------------------------------------
US SMALL CAP        MAC & CO A/C SBKF97C4082           480,271.769       13.0%
VALUE               ATTN MUTUAL FUNDS
                    OPERATIONS
                    PO BOX 3198
                    PITTSBURGH PA 15230-3198

--------------------------------------------------------------------------------
VALUE               STATE STREET BANK TTEE FBO      38,091,323.132       79.3%
                    BOEING COMPANY MASTER TRUST
                    200 NEWPORT AVENUE
                    JQ6N
                    NORTH QUINCY MA 02171

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            ADVISER CLASS PORTFOLIOS
--------------------------------------------------------------------------------
PORTFOLIO                 NAME AND ADDRESS         NUMBER OF SHARES   % OF CLASS
--------------------------------------------------------------------------------
VALUE               FIDELITY INVESTMENTS             8,825,777.855       18.4%
                    INSTITUTIONAL
                    CERTAIN EE BENEFIT PLANS
                    OPERATIONS CO FIIOC AS
                    AGENT FOR CERTAIN EE
                    BENEFIT PLANS
                    100 MAGELLAN WAY KW1C
                    COVINGTON KY 41015

--------------------------------------------------------------------------------


The persons listed above as owning 25% or more of the outstanding shares of each Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolios. As a result, those persons would have the ability to vote a majority of the shares of the Portfolios on any matter requiring the approval of shareholders of such Portfolios.

                             PERFORMANCE INFORMATION

The average annual total return of the Institutional Class Shares of each Portfolio for the periods noted is set forth below:


------------------------------------------------------------------------------------------------------------------
                                          1 Year ended   5 Years ended     10 Years      Inception to   Inception
             Portfolio                       9/30/03        9/30/03      ended 9/30/03     9/30/03         Date
------------------------------------------------------------------------------------------------------------------
Equity Portfolio                             25.78%          0.23%           7.63%          11.58%      11/14/1984
------------------------------------------------------------------------------------------------------------------
Growth Portfolio*                              N/A            N/A             N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                     32.36%          5.69%          10.85%          13.87%      03/30/1990
------------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio                 33.85%          7.14%            N/A           15.35%      12/30/1994
------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Value Portfolio               30.09%          7.76%          10.92%          10.91%      07/01/1986
------------------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio              27.32%           N/A             N/A            8.70%      06/30/2000
------------------------------------------------------------------------------------------------------------------
Value Portfolio                              30.19%          5.58%          10.08%          12.89%      11/05/1984
------------------------------------------------------------------------------------------------------------------
Value II Portfolio*                            N/A            N/A             N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                       1.02%          3.72%           4.37%           4.41%      08/29/1990
------------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio              4.61%          6.10%           6.55%           8.77%      09/29/1987
------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio              6.24%          6.45%           6.80%           9.59%      11/14/1984
------------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio       5.00%          6.36%           6.61%           8.58%      08/31/1990
------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                         26.68%          0.51%           4.99%           7.22%      02/28/1989
------------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio               4.12%          6.34%            N/A            7.42%      10/03/1994
------------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio         20.65%          4.62%            N/A            6.01%      04/29/1994
------------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                    2.65%          5.56%           5.46%           5.82%      03/31/1992
------------------------------------------------------------------------------------------------------------------
Municipal Portfolio                           4.19%          5.72%           6.16%           6.87%      10/01/1992
------------------------------------------------------------------------------------------------------------------
New York Municipal Portfolio*                  N/A            N/A             N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio*                   N/A            N/A             N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                           19.48%          3.45%           7.92%           8.15%      12/31/1992
------------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio*                       N/A            N/A             N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio       1.88%          6.23%            N/A            9.29%      10/07/1994
------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II
   Portfolio                                  1.96%           N/A             N/A            7.85%      06/20/2000
------------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                   4.42%          6.44%            N/A            7.81%      04/12/1995
------------------------------------------------------------------------------------------------------------------
Mortgage Advisory Portfolio*                   N/A            N/A             N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------
Investment Grade Credit Advisory
   Portfolio*                                  N/A            N/A             N/A             N/A              N/A
------------------------------------------------------------------------------------------------------------------



* The Growth, Value II, NY Municipal, Targeted Duration, Balanced Plus, Mortgage Advisory, Investment Grade Credit Advisory, Mortgage Advisory and Investment Grade Credit Advisory Portfolios had not commenced operations as of September 30, 2003.

The average annual total return of the Investment Class shares of each Portfolio for the periods noted is set forth below:


------------------------------------------------------------------------------------------------------------------
                                          1 Year ended      5 Years        10 Years      Inception to    Inception
                Portfolio                    9/30/03     ended 9/30/03   ended 9/30/03     9/30/03         Date
------------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio                  33.66%          6.99%           N/A           11.29%      05/10/1996
------------------------------------------------------------------------------------------------------------------
Value Portfolio                               30.06%          5.43%           N/A            6.61%      05/06/1996
------------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                        0.87%           N/A            N/A            3.31%      08/16/1999
------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio               6.07%          6.29%           N/A            7.07%      10/15/1996
------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                          28.69%          0.36%           N/A            3.27%      05/21/1996
------------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                3.97%           N/A            N/A            7.82%      08/16/1999
------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                            19.28%          3.22%           N/A            5.58%      04/03/1997
------------------------------------------------------------------------------------------------------------------


The average annual total return of the Adviser Class Shares of each Portfolio for the periods noted is set forth below:


------------------------------------------------------------------------------------------------------------------
                                          1 Year ended      5 Years        10 Years      Inception to    Inception
                Portfolio                    9/30/03     ended 9/30/03   ended 9/30/03     9/30/03         Date
------------------------------------------------------------------------------------------------------------------
Equity Portfolio                              25.35%         -0.03%           N/A           -0.03%      01/16/1998
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                      32.14%          5.44%           N/A            8.27%      01/31/1997
------------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio                  33.56%          6.87%           N/A            2.86%      07/17/1998
------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Value Portfolio                29.76%           N/A            N/A            4.85%      01/22/1999
------------------------------------------------------------------------------------------------------------------
Value Portfolio                               29.87%          5.32%           N/A            7.49%      07/17/1996
------------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio               4.28%           N/A            N/A            6.62%      03/01/1999
------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio               5.99%          6.19%           N/A            6.72%      11/07/1996
------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                          28.54%          0.31%           N/A            1.83%      01/31/1997
------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                            19.12%          3.19%           N/A            5.88%      11/01/1996
------------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income                  4.87%           N/A            N/A            6.86%      08/31/1990
------------------------------------------------------------------------------------------------------------------


The average annual total return (after taxes on distributions and redemption) of the Institutional Class Shares of each Portfolio for the periods noted is set forth below.


------------------------------------------------------------------------------------------------------------------
                                          1 Year ended      5 Years        10 Years      Inception to    Inception
                Portfolio                    9/30/03     ended 9/30/03   ended 9/30/03     9/30/03         Date
------------------------------------------------------------------------------------------------------------------
Equity Portfolio                              16.85%         -0.95%           4.77%          8.77%      11/14/1984
------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                N/A            N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                      21.03%          3.86%           7.54%         10.83%      03/30/1990
------------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio                  22.00%          4.55%            N/A          11.59%      12/30/1994
------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Value Portfolio                19.52%          5.50%           7.28%          8.22%      07/01/1986
------------------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio               17.73%           N/A             N/A           7.17%      06/30/2000
------------------------------------------------------------------------------------------------------------------
Value Portfolio                               19.70%          3.95%           7.29%          9.41%      11/05/1984
------------------------------------------------------------------------------------------------------------------
Value II Portfolio                              N/A            N/A             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                        0.65%          2.24%           2.63%          2.74%      08/29/1990
------------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio               2.80%          3.63%           3.79%          5.84%      09/29/1987
------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio               3.83%          3.68%           3.85%          6.24%      11/14/1984
------------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio        3.12%          3.78%           3.87%          5.66%      08/31/1990
------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                          18.15%         -2.07%           1.65%          3.62%      02/28/1989
------------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                2.50%          3.74%            N/A           4.63%      10/03/1994
------------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio          13.42%          3.35%            N/A           4.19%      04/29/1994
------------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                     1.70%          3.41%           3.25%          3.68%      03/31/1992
------------------------------------------------------------------------------------------------------------------
Municipal Portfolio                            2.99%          5.16%           5.70%          6.35%      10/01/1992
------------------------------------------------------------------------------------------------------------------
New York Municipal Portfolio                    N/A            N/A             N/A            N/A          N/A
------------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio                     N/A            N/A             N/A            N/A          N/A
------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                            12.60%          1.56%           5.20%          5.50%      12/31/1992
------------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio                         N/A            N/A             N/A            N/A          N/A
------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio        0.55%         -0.69%            N/A           3.12%      10/07/1994
------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II
Portfolio                                      1.24%           N/A             N/A           5.96%      06/20/2000
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                          1 Year ended      5 Years        10 Years      Inception to    Inception
                Portfolio                    9/30/03     ended 9/30/03   ended 9/30/03     9/30/03         Date
------------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                    2.71%          3.57%            N/A           4.79%      04/12/1995
------------------------------------------------------------------------------------------------------------------
Mortgage Advisory Portfolio                    N/A            N/A              N/A            N/A          N/A
------------------------------------------------------------------------------------------------------------------
Investment Grade Credit Advisory               N/A            N/A              N/A            N/A          N/A
Portfolio
------------------------------------------------------------------------------------------------------------------


The average annual total return (after taxes on distributions and redemption) of the Investment Class Shares of each Portfolio for the periods noted is set forth below.


------------------------------------------------------------------------------------------------------------------
                                          1 Year ended      5 Years        10 Years      Inception to    Inception
                Portfolio                    9/30/03     ended 9/30/03   ended 9/30/03     9/30/03         Date
------------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio                  21.88%          4.44%           N/A           8.08%       05/10/1996
------------------------------------------------------------------------------------------------------------------
Value Portfolio                               19.61%          3.87%           N/A           4.53%       05/06/1996
------------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                        0.55%           N/A            N/A           2.00%       08/16/1999
------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio               3.72%          3.58%           N/A           4.24%       10/15/1996
------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                          18.17%         -2.15%           N/A           0.33%       05/21/1996
------------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                2.41%           N/A            N/A           5.16%       08/16/1999
------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                            12.47%          1.42%           N/A           3.36%       04/03/1997
------------------------------------------------------------------------------------------------------------------


The average annual total return (after taxes on distributions and redemption) of the Adviser Class Shares of each Portfolio for the periods noted is set forth below.


------------------------------------------------------------------------------------------------------------------
                                          1 Year ended      5 Years        10 Years      Inception to    Inception
                Portfolio                    9/30/03     ended 9/30/03   ended 9/30/03     9/30/03         Date
------------------------------------------------------------------------------------------------------------------
Equity Portfolio                              16.56%         -1.10%           N/A          -0.98%       01/16/1998
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                      20.89%          3.65%           N/A           6.13%       01/31/1997
------------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio                  21.81%          4.36%           N/A           1.00%       07/17/1998
------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Value Portfolio                19.33%           N/A            N/A           3.34%       01/22/1999
------------------------------------------------------------------------------------------------------------------
Value Portfolio                               19.48%          3.80%           N/A           5.51%       07/17/1996
------------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio               2.60%           N/A            N/A           4.17%       03/01/1999
------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio               3.68%          3.51%           N/A           3.95%       11/07/1996
------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                          18.11%         -2.17%           N/A          -0.81%       01/31/1997
------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                            12.37%          1.41%           N/A           3.42%       11/01/1996
------------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio        3.01%           N/A            N/A           4.79%       05/20/2002
------------------------------------------------------------------------------------------------------------------


The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures and Portfolio inception dates are reflected under the average annual total return figures provided above.


---------------------------------------------------------------------------------------
                                          5 Years Ended   10 Years Ended   Inception to
          Portfolio                          9/30/03 *       9/30/03 *        9/30/03 *
---------------------------------------------------------------------------------------
Equity Portfolio                               1.17%         108.57%            690.61%
---------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                      31.85%         180.11%            477.54%
---------------------------------------------------------------------------------------
U.S. Mid Cap Value Portfolio                  41.21%            N/A             248.96%
---------------------------------------------------------------------------------------
U.S. Small Cap Value Portfolio                45.29%         181.86%            496.86%
---------------------------------------------------------------------------------------
Strategic Small Value Portfolio                 N/A             N/A              31.15%
---------------------------------------------------------------------------------------
Value Portfolio                               31.20%         161.32%            889.26%
---------------------------------------------------------------------------------------
Cash Reserves Portfolio                       20.01%          53.40%             76.10%
---------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio              34.44%          88.66%            283.75%
---------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio              36.71%          93.12%            463.14%
---------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio       36.10%          89.63%            193.57%
---------------------------------------------------------------------------------------
High Yield Portfolio                           2.56%          62.71%            176.55%
---------------------------------------------------------------------------------------
Intermediate Duration Portfolio               36.00%            N/A              90.40%
---------------------------------------------------------------------------------------
International Fixed Income Portfolio          25.34%            N/A              73.35%
---------------------------------------------------------------------------------------
Limited Duration Portfolio                    31.09%          70.15%             91.58%
---------------------------------------------------------------------------------------
Municipal Portfolio                           32.09%          81.77%            107.58%
---------------------------------------------------------------------------------------
Balanced Portfolio                            18.47%         114.24%            132.03%
---------------------------------------------------------------------------------------

------------------------------------------   -------------   --------------   ------------
                                             5 Years Ended   10 Years Ended   Inception to
             Portfolio                          9/30/03 *       9/30/03 *       9/30/03 *
------------------------------------------   -------------   --------------   ------------
Advisory Foreign Fixed Income Portfolio         35.28%           N/A             122.05%
Advisory Foreign Fixed Income II Portfolio        N/A            N/A              28.10%
Advisory Mortgage Portfolio                     36.59%           N/A              89.09%


* The above performance information relates solely to the Institutional Class. Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the Investment Class and Adviser Class, respectively.

The annualized since inception gross of fees returns of the Institutional Class Portfolios are set forth below:


              Portfolio                                  Total Return (%)
              ---------                                  ----------------
Equity Portfolio                                             690.61%
Mid Cap Growth Portfolio                                     477.54%
U.S. Mid Cap Value Portfolio                                 248.96%
U.S. Small Cap Value Portfolio                               496.86%
Strategic Small Value Portfolio                               31.15%
Value Portfolio                                              889.26%
Cash Reserves Portfolio                                       76.01%
U.S. Core Fixed Income Portfolio                             283.75%
Core Plus Fixed Income Portfolio                             463.14%
Investment Grade Fixed Income Portfolio                      193.57%
High Yield Portfolio                                         176.55%
Intermediate Duration Portfolio                               90.40%
International Fixed Income Portfolio                          73.35%
Limited Duration Portfolio                                    91.58%
Municipal Portfolio                                          107.58%
Balanced Portfolio                                           132.03%
Advisory Foreign Fixed Income Portfolio                      122.05%
Advisory Foreign Fixed Income II Portfolio                    28.10%
Advisory Mortgage Portfolio                                   89.09%


The annualized since inception gross of fees returns of the Investment Class Portfolios are set forth below:


              Portfolio                                  Total Return (%)
              ---------                                  ----------------
U.S. Mid Cap Value Portfolio                                 120.56%
Value Portfolio                                               60.58%
Cash Reserves Portfolio*                                      14.37%
Core Plus Fixed Income Portfolio                              60.87%
High Yield Portfolio                                          26.70%
Intermediate Duration Portfolio                               36.41%
Balanced Portfolio                                            42.26%


* Cumulative Return Since Inception (8/16/99)

The annualized since inception gross of fees returns of the Adviser Class Portfolios are set forth below:


              Portfolio                                  Total Return (%)
              ---------                                  ----------------
Equity Portfolio                                              -0.17%
Mid Cap Growth Portfolio                                      69.81%
U.S. Mid Cap Value Portfolio                                  15.80%
U.S. Small Cap Value Portfolio                                24.86%
Value Portfolio                                               68.29%
U.S. Core Fixed Income Portfolio                              34.12%
Core Plus Fixed Income Portfolio                              56.60%
High Yield Portfolio                                          12.81%
Balanced Portfolio                                            48.45%

              Portfolio                                  Total Return (%)
              ---------                                  ----------------
Investment Grade Fixed Income                                  9.48%



The 30-day yield figures for each of the Fund's Fixed Income and Equity Portfolios is set forth below:



                                                         Period Ending
     Institutional Class Portfolios                          9/30/03
     ------------------------------                      -------------
Equity Portfolio                                               1.44%
Mid Cap Growth Portfolio                                      -0.49%
U.S. Mid Cap Value Portfolio                                   0.26%
U.S. Small Cap Value Portfolio                                -0.18%
Strategic Small Value Portfolio                               -0.09%
Value Portfolio                                                1.32%
U.S. Core Fixed Income Portfolio                               2.95%
Core Plus Fixed Income Portfolio                               3.60%
Investment Grade Fixed Income Portfolio                        3.06%
High Yield Portfolio                                           6.86%
Intermediate Duration Portfolio                                2.75%
International Fixed Income Portfolio                           2.19%
Limited Duration Portfolio                                     1.94%
Municipal Portfolio                                            3.83%
Balanced Portfolio                                             1.69%
Advisory Foreign Fixed Income Portfolio                        1.84%
Advisory Foreign Fixed Income II Portfolio                     2.08%
Advisory Mortgage Portfolio                                    3.05%



                                                         Period Ending
    Investment Class Portfolios                              9/30/03
    ---------------------------                          -------------
U.S. Mid Cap Value Portfolio                                   0.11%
Value Portfolio                                                1.16%
Core Plus Fixed Income Portfolio                               3.46%
High Yield Portfolio                                           6.73%
Intermediate Duration Portfolio                                2.60%
Balanced Portfolio                                             1.55%



                                                         Period Ending
    Adviser Class Portfolios                                 9/30/03
    ------------------------                             -------------
Equity Portfolio                                               1.16%
Mid Cap Growth Portfolio                                      -0.74%
U.S. Mid Cap Value Portfolio                                   0.00%
U.S. Small Cap Value Portfolio                                -0.44%
Value Portfolio                                                1.06%
U.S. Core Fixed Income Portfolio                               2.70%
Core Plus Fixed Income Portfolio                               3.35%
High Yield Portfolio                                           6.66%
Balanced Portfolio                                             1.44%
Investment Grade Fixed Income Portfolio                        2.91%

Yield of the Cash Reserves Portfolio


Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Cash Reserves Portfolio for the 7-day base period ending September 30, 2003.



                                             Period ending   Period ending
                                                9/30/03          9/30/03
                                             -------------   -------------



                                         Institutional Class   Investment Class
                                         -------------------   ----------------
Current yield                                   0.75%                  0.60%
Effective yield                                 0.76%                  0.61%


                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended September 30, 2003, including notes thereto and the reports of Ernst & Young LLP thereon are incorporated herein by reference. A copy of the 2003 Annual Reports will accompany the delivery of this Statement of Additional Information.

                       APPENDIX A - DESCRIPTION OF RATINGS

I. Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:


Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1,2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


II. Excerpts from Standard & Poor's Corporation's Corporate Bond Ratings:


AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


III. Excerpts from Fitch IBCA Corporate Bond Ratings:


AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.


IV. Excerpts from Duff & Phelps Corporate Bond Ratings:


AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearage.


V. Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:


aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1,2 and 3 in each rating classification from "aa "through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


VI. Excerpts from Standard & Poor's Corporation's Preferred Stock Ratings:


AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations , although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus(+) or Minus(-): The ratings from "AA" for "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


VII. Excerpts from Fitch IBCA Preferred Stock Ratings:


AAA: Preferred stocks assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an "AAA" rating.

AA: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

A: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

BBB: Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the "A" to "AAA" categories. Current results should be watched for possible of deterioration.

BB: Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to wide fluctuations. The loner-term financial capacities of the enterprises cannot be predicted with assurance.

B: Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

CCC: Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

CC: Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

C: Dividends are not currently being paid and may be in arrears. Prospects for future payments are remote.

D: Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "CCC", "CC", "C", and "D" categories.

                                  APPENDIX B -
                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, institutional Shareholder Services ("IBS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. IBS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          .    Selection or ratification of auditors.

          .    Approval of financial statements, director and auditor reports.

          .    Election of Directors.

          . Limiting Directors' liability and broadening indemnification of Directors.

          . Requirement that a certain percentage (up to 662|M/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          . Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          .    General updating/corrective amendments to the charter.

          .    Elimination of cumulative voting.

          .    Elimination of preemptive rights.

          . Provisions for confidential voting and independent tabulation of voting results.

          . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          .    Capitalization changes

          . Capitalization changes that eliminate other classes of stock and voting rights.



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


          . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          .    Proposals for share repurchase plans.

          . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          .    Proposals to effect stock splits.

          . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          .    Compensation

          . Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          . Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          . Establishment of Employee Stock Option Plans and other employee ownership plans.

          .    Anti-Takeover Matters

          . Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          .    Adoption of anti-greenmail provisions provided that the proposal:
               (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          . Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          .    Creation of "blank check" preferred stock.

          .    Changes in capitalization by 100% or more.



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          .    Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

          . Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          .    Proposals to indemnify auditors.

4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

          .    Corporate Transactions

          . Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          . Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          . Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

(i)  Whether the stock option plan is incentive based;

(ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

(iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          .    Anti-Takeover Provisions

          .    Proposals requiring shareholder ratification of poison pills.

          . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          .    Requiring auditors to attend the annual meeting of shareholders.

          . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          . Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.



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          .    Confidential voting.

          .    Reduction or elimination of supermajority vote requirements.

2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          .    Proposals that limit tenure of directors.

          .    Proposals to limit golden parachutes.

          . Proposals requiring directors to own large amounts of stock to be eligible for election.

          .    Restoring cumulative voting in the election of directors.

          . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          . Proposals that limit retirement benefits or executive compensation.

          .    Requiring shareholder approval for bylaw or charter amendments.

          . Requiring shareholder approval for shareholder rights plan or poison pill.

          .    Requiring shareholder approval of golden parachutes.

          .    Elimination of certain anti-takeover related provisions.

          .    Prohibit payment of greenmail.

3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          . Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          . Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          . Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

(a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

(b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

(c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

(e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Comittee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.



                                      B-6